                      AGREEMENT OF PURCHASE AND SALE AND

                          JOINT ESCROW INSTRUCTIONS

                                   between

                    INTERNATIONAL HOTEL ACQUISITIONS, LLC,
                     a Delaware limited liability company
                                  ("SELLER"),

                                     and

                         KSL RECREATION CORPORATION,
                            a Delaware corporation
                                  ("BUYER").



                               November 5, 1998


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                               TABLE OF CONTENTS

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                                                                                 PAGE
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
1.     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

       1.1     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.     AGREEMENT OF PURCHASE AND SALE. . . . . . . . . . . . . . . . . . . . . . . 14

       2.1     Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

       2.2     Assumed Liabilities . . . . . . . . . . . . . . . . . . . . . . . . 14

3.     PURCHASE PRICE AND DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . 15

       3.1     Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

       3.2     Allocation of Price . . . . . . . . . . . . . . . . . . . . . . . . 16

4.     TITLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

       4.1     Title Binder and Survey . . . . . . . . . . . . . . . . . . . . . . 16

5.     DUE DILIGENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

       5.1     Due Diligence Deliveries. . . . . . . . . . . . . . . . . . . . . . 17

       5.2     Due Diligence Matters . . . . . . . . . . . . . . . . . . . . . . . 18

       5.3     Buyer's Inspections and Interviews. . . . . . . . . . . . . . . . . 19

       5.4     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 20

       5.5     Buyer's Right of Termination. . . . . . . . . . . . . . . . . . . . 20

       5.6     FF&E Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . 20

       5.7     Project Names.. . . . . . . . . . . . . . . . . . . . . . . . . . . 21


6.     REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . 21

       6.1     Seller's Representations Regarding the Hotel. . . . . . . . . . . . 21

               6.1.1     Litigation. . . . . . . . . . . . . . . . . . . . . . . . 21

               6.1.2     Violation of Laws . . . . . . . . . . . . . . . . . . . . 21

               6.1.3     Tax Protests and Appeals. . . . . . . . . . . . . . . . . 21

               6.1.4     Leases. . . . . . . . . . . . . . . . . . . . . . . . . . 21

               6.1.5     Use Permits and Other Approvals . . . . . . . . . . . . . 22

               6.1.6     Hazardous Substances. . . . . . . . . . . . . . . . . . . 22

               6.1.7     Service Contracts . . . . . . . . . . . . . . . . . . . . 22

               6.1.8     Due Diligence Materials . . . . . . . . . . . . . . . . . 22

               6.1.9     SMA Permit. . . . . . . . . . . . . . . . . . . . . . . . 23

               6.1.10    Insurance . . . . . . . . . . . . . . . . . . . . . . . . 23

               6.1.11    Labor Matters . . . . . . . . . . . . . . . . . . . . . . 23


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               6.1.12    Personal Property . . . . . . . . . . . . . . . . . . . . 23

               6.1.13    Guest Membership Program. . . . . . . . . . . . . . . . . 23

       6.2     Seller's Representations Regarding Seller . . . . . . . . . . . . . 23

               6.2.1     Authority . . . . . . . . . . . . . . . . . . . . . . . . 23

               6.2.2     Consents. . . . . . . . . . . . . . . . . . . . . . . . . 24

               6.2.3     Lawsuits. . . . . . . . . . . . . . . . . . . . . . . . . 24

               6.2.4     Broker. . . . . . . . . . . . . . . . . . . . . . . . . . 24

               6.2.5     Non-Foreign Status. . . . . . . . . . . . . . . . . . . . 24

               6.2.6     Validity of Agreement . . . . . . . . . . . . . . . . . . 24

       6.3     By Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

               6.3.1     Authority . . . . . . . . . . . . . . . . . . . . . . . . 25

               6.3.2     Consents. . . . . . . . . . . . . . . . . . . . . . . . . 25

               6.3.3     Lawsuits. . . . . . . . . . . . . . . . . . . . . . . . . 25

               6.3.4     Broker. . . . . . . . . . . . . . . . . . . . . . . . . . 25

               6.3.5     Validity of Agreement . . . . . . . . . . . . . . . . . . 25

               6.3.6     Investigations; Purchase "As Is". . . . . . . . . . . . . 25

       6.4     Waiver and Release. . . . . . . . . . . . . . . . . . . . . . . . . 27

       6.5     Survival and Limitations. . . . . . . . . . . . . . . . . . . . . . 28

       6.6     Notice of Subsequent Event or Discovery . . . . . . . . . . . . . . 28

7.     OPERATION OF THE HOTEL PENDING CLOSING AND OTHER AGREEMENTS . . . . . . . . 29


       7.1     Ordinary Course . . . . . . . . . . . . . . . . . . . . . . . . . . 29

       7.2     FF&E and Inventory. . . . . . . . . . . . . . . . . . . . . . . . . 30

       7.3     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

       7.4     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

       7.5     Hotel Management Agreement; TSA Leases. . . . . . . . . . . . . . . 31

       7.6     Liquor License(s) and Inventory . . . . . . . . . . . . . . . . . . 31

       7.7     Project Logo. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

       7.8     Guest Membership Program. . . . . . . . . . . . . . . . . . . . . . 32

       7.9     Lot 462 License Agreement . . . . . . . . . . . . . . . . . . . . . 33

       7.10    First Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . 33

       7.11    Assumed Contracts . . . . . . . . . . . . . . . . . . . . . . . . . 33

       7.12    Report of Bulk Sale . . . . . . . . . . . . . . . . . . . . . . . . 33


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       7.13    Notice of Purchase. . . . . . . . . . . . . . . . . . . . . . . . . 33

       7.14    Parking Parcels . . . . . . . . . . . . . . . . . . . . . . . . . . 33

       7.15    Saflok Upgrade. . . . . . . . . . . . . . . . . . . . . . . . . . . 34

8.     PRORATIONS, CREDITS AND OTHER ADJUSTMENTS . . . . . . . . . . . . . . . . . 34

       8.1     Proration of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . 34

       8.2     Proration of Expenses . . . . . . . . . . . . . . . . . . . . . . . 34

       8.3     Credits to Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . 35

       8.4     Credits to Seller . . . . . . . . . . . . . . . . . . . . . . . . . 35

       8.5     Accounts Receivable . . . . . . . . . . . . . . . . . . . . . . . . 35

       8.6     Accounts Payable. . . . . . . . . . . . . . . . . . . . . . . . . . 36

       8.7     Items Excluded from Prorations. . . . . . . . . . . . . . . . . . . 36

       8.8     Basis of Prorations . . . . . . . . . . . . . . . . . . . . . . . . 37

       8.9     Guests' Property. . . . . . . . . . . . . . . . . . . . . . . . . . 37

       8.10    Proration Procedures. . . . . . . . . . . . . . . . . . . . . . . . 37

       8.11    Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

       8.12    Economic Closing Date . . . . . . . . . . . . . . . . . . . . . . . 41

9.     CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

       9.1     Buyer's Conditions Precedent. . . . . . . . . . . . . . . . . . . . 41

       9.2     Seller's Conditions Precedent . . . . . . . . . . . . . . . . . . . 43

10.    Condemnation; Risk of Loss. . . . . . . . . . . . . . . . . . . . . . . . . 44

11.    Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45


       11.1    Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

       11.2    Seller's Deliveries . . . . . . . . . . . . . . . . . . . . . . . . 45

       11.3    Buyer's Deliveries. . . . . . . . . . . . . . . . . . . . . . . . . 46

       11.4    Seller's Closing Costs. . . . . . . . . . . . . . . . . . . . . . . 47

       11.5    Buyer's Closing Costs . . . . . . . . . . . . . . . . . . . . . . . 47

       11.6    Other Closing Costs . . . . . . . . . . . . . . . . . . . . . . . . 47

       11.7    Escrow. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

               11.7.1    Instructions. . . . . . . . . . . . . . . . . . . . . . . 47

               11.7.2    Deposits into Escrow. . . . . . . . . . . . . . . . . . . 48

               11.7.3    Close of Escrow . . . . . . . . . . . . . . . . . . . . . 48

               11.7.4    Real Estate Reporting Person. . . . . . . . . . . . . . . 48

               11.7.5    Procedure for Termination of Escrow . . . . . . . . . . . 48


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               11.7.6    Maintenance of Confidentiality by Escrow Agent. . . . . . 49

               11.7.7    Employer Identification Numbers . . . . . . . . . . . . . 49

12.    LIQUIDATED DAMAGES AND LIMITATIONS OF REMEDIES FOR
       BUYER'S BREACH. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

       12.1    LIQUIDATED DAMAGES/DEPOSIT. . . . . . . . . . . . . . . . . . . . . 49

       12.2    LIQUIDATED DAMAGES/RELEASED DEPOSIT . . . . . . . . . . . . . . . . 50

13.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51

       13.1    Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52

       13.2    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52

       13.3    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . 53

       13.4    Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . 54

       13.5    Construction; Participation in Drafting . . . . . . . . . . . . . . 55

       13.6    No Third-Party Beneficiaries. . . . . . . . . . . . . . . . . . . . 55

       13.7    Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

       13.8    Integration and Binding Effect. . . . . . . . . . . . . . . . . . . 55

       13.9    Computation of Time . . . . . . . . . . . . . . . . . . . . . . . . 55

       13.10   Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

       13.11   Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . 55

       13.12   Enforcement Costs . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.13   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.14   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.15   No Partnership. . . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.16   No Recordation. . . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.17   Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

       13.18   Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

       13.19   Time Is of the Essence. . . . . . . . . . . . . . . . . . . . . . . 57

       13.20   Shadow Management.. . . . . . . . . . . . . . . . . . . . . . . . . 57

       13.21   General Indemnity Provisions. . . . . . . . . . . . . . . . . . . . 57

               13.21.1   Claims Against Seller and Indemnification of Buyer. . . . 57

               13.21.2   Defense of Claims Against Buyer . . . . . . . . . . . . . 57

               13.21.3   Indemnification of Seller . . . . . . . . . . . . . . . . 58

               13.21.4   Defense of Claims Against Seller. . . . . . . . . . . . . 58


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
EXHIBITS

Exhibit A   Legal Description. . . . . . . . . . . . . . . . . . . . . . . A-1
Exhibit B   Form of Deed . . . . . . . . . . . . . . . . . . . . . . . . . B-1
Exhibit C   Form of Bill of Sale and Assignment  . . . . . . . . . . . . . C-1
Exhibit D   Form of Assignment of Leases . . . . . . . . . . . . . . . . . D-1
Exhibit E   Form of FIRPTA Certificate . . . . . . . . . . . . . . . . . . E-1
Exhibit F   Form of Liquor License Agreement . . . . . . . . . . . . . . . F-1
Exhibit G   Title Binder . . . . . . . . . . . . . . . . . . . . . . . . . G-1
Exhibit H   Project Logo . . . . . . . . . . . . . . . . . . . . . . . . . H-1
Exhibit I   Form of Employee Notice. . . . . . . . . . . . . . . . . . . . I-1
Exhibit J   Form of Tenant Estoppel Certificate. . . . . . . . . . . . . . J-1
Exhibit K   Form of Notice to Tenants. . . . . . . . . . . . . . . . . . . K-1

SCHEDULES

Schedule 1  Schedule of Service Contracts, Leases and Equipment Leases . . 1-1
Schedule 2  Schedule of Known Litigation . . . . . . . . . . . . . . . . . 2-1
Schedule 3  Schedule of Artwork. . . . . . . . . . . . . . . . . . . . . . 3-1

                        AGREEMENT FOR PURCHASE AND SALE
                                      AND
                           JOINT ESCROW INSTRUCTIONS

               THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") is made as of November 5, 1998, between INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER") and KSL RECREATION CORPORATION, a Delaware corporation ("BUYER").

               A. Seller is the owner of that certain real property described on EXHIBIT A attached hereto, commonly known as the Grand Wailea Resort Hotel & Spa.

               B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Hotel, and the personal property and other rights and interests related thereto which, together, comprise the Property (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement.

               IN CONSIDERATION OF the foregoing Recitals and the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller do hereby agree and covenant with each other as follows:

1.     GENERAL PROVISIONS.

       1.1 DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

               "ACCOUNTANT" means PricewaterhouseCoopers LLP, or if PricewaterhouseCoopers LLP is unable to serve in such capacity, another independent accounting firm selected by Seller and reasonably approved by Buyer for the purpose described in SECTION 8.10. The Accountant shall be one of the "big five" accounting firms or another accounting firm having recognized expertise in matters of hotel accounting.

               "ACCOUNTS PAYABLE" means all accrued amounts owed by Seller (or by Hotel Manager as agent of Seller) as of the Proration Time and arising out of the ownership or operation of the Hotel, including, without limitation, the following: unpaid charges for utilities; amounts payable to creditors from whom Inventory, FF&E, Consumables, Expendables and other items have been purchased in connection with the ownership or operation of the Hotel, including amounts then owing under open purchase orders; amounts payable under the Service Contracts, the Equipment Leases, and otherwise with respect to any Intangible Property, and with respect to maintenance, cleaning and other services performed in connection with the operation of the Hotel; provided, however, the term Accounts Payable does not include Booking Deposits or Tenant Deposits or closing costs incurred by Seller or its agents in connection with closing the transaction contemplated hereby.

               "ACCOUNTS RECEIVABLE" means all accrued amounts owed to Seller (or to Hotel Manager as agent of Seller) as of the Proration Time and arising out of the ownership or operation of the Hotel, whether or not past due and whether or not a bill or statement has been presented to the person or entity owing such amount, including the following: lease rentals, percentage rentals, escalation rentals, operating cost pass-throughs and all other sums and charges payable by Tenants; room, food and beverage charges; telephone or telecopy charges; valet charges; charges for other services or merchandise; charges for banquets, meeting rooms, catering and the like; sales, use and occupancy taxes due from the consumers of goods and services; and amounts owed from credit card companies pursuant to signed credit card receipts, whether or not such credit card receipts have been delivered by Seller to the credit card companies (net of chargebacks); provided, however, the term Accounts Receivable does not include Excluded Claims.

               "ADA COMPLIANCE OBLIGATIONS" means the obligations to perform certain improvements to the Hotel as required pursuant to that certain Settlement Agreement, General Release and Waiver of Claims dated August 7, 1998 by and between IHA and Randall Martin.

               "ADDITIONAL DEPOSIT" has the meaning given such term in
SECTION 3.1.2.

               "AFFILIATE" means any Person controlling, controlled by or under common control with another Person; control for the purposes hereof meaning the possession of more than 10% of the economic or voting interest in an entity or control in fact. "Controls" (which includes the correlative meanings of "controlled by" and "under common control with") means effective power, directly or indirectly, to direct or cause the direction of the management and policies of such Person.

               "APPROVAL DATE" means 5:00 p.m. Los Angeles time on the date on which the Due Diligence Period expires.

               "APPROVED DELIVERY METHOD" has the meaning given such term in
SECTION 8.11.1.

               "ARTWORK" means the artwork which is described on SCHEDULE 3.

               "ASSIGNMENT OF LEASES" means an Assignment and Assumption of Lessor's Interest in Leases in the form attached hereto as EXHIBIT D.

               "ASSUMED CONTRACTS" means the Service Contracts, Leases and Equipment Leases, except to the extent that Buyer elects not to assume on or before the Approval Date any Service Contract or Equipment Lease which is terminable on thirty (30) days or fewer notice on or before the Closing Date.

               "BEACH AND POOL COLLECTIVE BARGAINING AGREEMENT" means that certain Agreement by and between Grand Wailea Resort Hotel & Spa and the Union with respect to beach and pool attendants at the Hotel.

               "BILL OF SALE AND ASSIGNMENT" means a Bill of Sale and Assignment in the form attached hereto as EXHIBIT C.

               "BOOKING" means a contract or other commitment for the future use of guest rooms, banquet facilities, meeting rooms, chapel or other Hotel facilities and off-site catering made in the Ordinary Course to unaffiliated third parties. Bookings include any reservations made or other rights of members pursuant to and in accordance with the Guest Membership Program.

               "BOOKING DEPOSIT" means all room reservation deposits, public function, banquet, food and beverage deposits, wedding and other deposits or fees for Occupancy Commitments.

               "BOOKS AND RECORDS" means the books, records, files (including personnel files to the extent requested by Buyer) and all customer, reservation, convention, sales, groups, catering, mailing or "frequent user" lists, operating ledgers and all back-up files and records relating to the operations of the Hotel (including historical operating records), maintained at the Hotel or in Seller's possession, including (A) any computer drives, disks, tapes and other data bases which contain the names and addresses of past or prospective customers, and (B) all marketing information used for the Hotel, including copies of all form letters which are used in connection with any marketing programs as well as any other information relating to marketing programs for the Hotel.

               "BULK SALES CERTIFICATE" has the meaning given such term in
SECTION 7.12.

               "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banking institutions in the City of New York, City of Honolulu or the City of Los Angeles are authorized or required by law or other governmental action to be closed.

               "BUYER ACCELERATION NOTICE" has the meaning given such term in
SECTION 8.11.1.

                "BUYER EMPLOYEES" means the employees employed by Buyer, any Affiliate of Buyer or any manager designated by Buyer to employ such employees with respect to the Hotel from and after the Closing Date. Buyer Employees shall only include those employees actually hired by Buyer, any such Affiliate or any such manager.

               "BUYER EMPLOYEE OBLIGATIONS" means all obligations and liabilities, actual or contingent, with respect to Buyer Employees arising from Buyer's employment relationship with such individuals from and after the Closing Date, including any and all obligations or liabilities: (A) for wages, salaries, accrued vacation, medical insurance, fringe benefits, and payroll taxes; (B) for worker's compensation claims based on any real or alleged occurrence; (C) for retirement benefits and employer contributions to pension plans; (D) arising under any new collective bargaining agreements or other agreements negotiated with any labor organizations; and (E) except to the extent expressly allocated to Seller pursuant to SECTION 8, for claims or penalties under applicable Laws governing employer/employee relations (including the National Labor Relations Act and other labor relations laws, wages, hours and employment standards Laws, fair employment practices and anti-discrimination Laws, the WARN Act, the Employee Retirement Income Security Act ("ERISA"), the Multi-Employer Pension Plan Amendments Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 and the DWA). Buyer Employee Obligations do not include actual or contingent Severance Obligations and shall in no event be deemed to include Hotel Employee Obligations.

               "BUYER PARTIES" has the meaning given such term in SECTION 7.5.

               "CAPITAL EXPENDITURE PLAN" means (i) the installation of the Fidelio property management and back-office system pursuant to the Fidelio Agreements and (ii) Seller's best efforts to cause the upgrading of the Saflok door lock system to make it Year 2000 Compliant under the extended maintenance contract for such system with Computer Security Systems.

               "CASH BANKS" means with respect to the Hotel, cash on hand in house banks and petty cash at the Hotel as of Closing, which amount Seller covenants will not be less than $180,000. Amounts on deposit with a financial institution in Seller's name (or Hotel Manager's name for the account of Seller) including, without limitation, all amounts in tax and insurance escrows, working capital reserves, FF&E reserves, bank accounts and cash management accounts relating to the Hotel or the First Mortgage Loan, shall not be considered cash on hand, and such amounts shall remain the property of Seller.

               "CLAIMS" means any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debt, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, including reasonable attorneys' fees and costs.

               "CLOSING" means the recordation of the Deed in the Official Records.

               "CLOSING DATE" means date upon which the Closing occurs, which date shall be December 31, 1998 unless (i) Buyer delivers the Buyer Acceleration Notice in accordance with SECTION 8.11.1, in which event the Closing Date shall be the date which is forty-six (46) days after delivery of the Employee Notices, or (ii) Seller delivers the Seller Acceleration Notice in accordance with SECTION 8.11.1, in which event the Closing Date shall be December 29, 1998; provided, however, if Seller and Buyer have not satisfied all of the conditions to Closing set forth in SECTION 9.1 by such date, either Seller or Buyer shall have the right, but not the obligation, in each such party's sole discretion, to extend the Closing Date until December 31, 1998, by giving written notice of such extension to the other party hereto at least two (2) Business Days prior to the expiration of the then applicable Closing Date.

               "CLOSING DOCUMENTS" means the Deed, Assignment of Leases, Bill of Sale and Assignment, FIRPTA Certificate, and all the other documents to be delivered hereunder at, or for purposes of effecting, Closing.

               "CODE" means the Internal Revenue Code of 1986, as amended.

               "CONSUMABLES" means merchandise, unopened and sealed food and beverages held for sale in connection with the operation of the Hotel on the Closing Date, including (i) food inventories, (ii) beverage inventories other than the Liquor Inventory, and (iii) items owned by Seller (or held in the name of Hotel Manager or its Affiliates for the account of Seller) and held for resale in the various restaurants (other than Kincha), shops and stores at the Hotel.

               "COLLECTIVE BARGAINING AGREEMENTS" means, collectively, the Local 142 Collective Bargaining Agreement and the Beach and Pool Collective Bargaining Agreement.

               "DEED" means a deed in the form attached hereto as EXHIBIT B, conveying the Hotel to Buyer subject to the Permitted Exceptions.

               "DELINQUENT PREMIUMS" has the meaning given such term in
SECTION 8.11.5.

               "DEPOSIT" has the meaning given such term in SECTION 3.1.2.

               "DISAPPROVED MATTER" has the meaning given such term in
SECTION 4.1.2.

               "DUE DILIGENCE MATTERS" has the meaning given such term in
SECTION 5.2.

               "DUE DILIGENCE PERIOD" means the period which commenced on October 16, 1998 and expires at 5:00 p.m. Los Angeles time on November 14, 1998.

               "DWA" means the Hawaii Dislocated Workers Act and all regulations pertaining thereto.

               "DWA ALLOWANCE" means the dislocated workers' allowance provided to employees under Section 12-506-8 of the regulations to the DWA.

               "DWA PENALTIES" means the penalties, if any, imposed under the DWA, for the failure to provide each employee, the director of labor and industrial relations for the State of Hawaii, the Union and local
Governmental Authorities timely and adequate written notification of a closing, partial closing or relocation in accordance with the terms of the DWA arising from the transaction contemplated by this Agreement.

               "ECONOMIC CLOSING DATE" has the meaning given such term in
SECTION 8.12.

               "EFFECTIVE DATE" means the date of this Agreement.

               "EMPLOYEE NOTICE" means the notice to Hotel Employees and applicable Governmental Authorities in the form attached hereto as EXHIBIT I, which notices will be delivered pursuant to the Approved Delivery Method.

               "ENVIRONMENTAL LAWS" means all federal, state and local laws and ordinances governing the use, storage, transportation or disposal of Hazardous Substances in effect as of the date of this Agreement and applicable to the Property.

               "EQUIPMENT LEASES" means all leases, rental or other agreements entered into by Seller for the use of any of the FF&E, together with all supplements and amendments and modifications thereto set forth on
Schedule 1.

               "ESCROW" means Escrow No. REQ 014854 established with Title Company.

               "ESCROW AGENT" means the Title Company, acting through its office in New York, New York, whenever acting in the capacity of an escrow holder pursuant hereto.

               "EXCLUDED CLAIMS" means (i) any claims now or hereafter filed by Seller for refund or rebate with respect to the ownership, use or operation of the Property for periods prior to the Closing Date (including claims for the refund or rebate of real property taxes and assessments for periods prior to the Closing Date), and
(ii) choses in action, claims and rights that Seller may have with respect to the period prior to the Closing Date for matters such as monetary claims or claims for indemnification, defense or reimbursement against Hotel Manager or under the Service Contracts, claims under any insurance policy maintained with respect to the Property (except claims under such insurance policies assigned to Buyer pursuant to SECTION 10), and claims against former tenants or former occupants of space in the Hotel for unpaid rent or other charges with respect to the period prior to the Closing Date; provided, however, the term Excluded Claims does not include Accounts Receivable, Claims under the Warranties and Guaranties or the Lot 462 license agreement (if any) . The Excluded Claims are being retained by Seller.

               "EXCLUDED PROPERTY" means (i) cash (other than in cash in Cash Banks) and bank accounts (and amounts deposited therein) of Seller, (ii) insurance policies for the Hotel (except to the extent Seller and Buyer otherwise agree that such insurance policies will be included in the Property prior to Closing), (iii) Accounts Receivable of Seller accruing before the Closing Date (except to the extent Seller receives a credit for specified Accounts Receivable as part of the Closing prorations, in which event such Accounts Receivables will be assigned to Buyer at Closing for collection purposes pursuant to SECTION 8.5), (iv) the TSA Personalty, (v) any contracts that are not Assumed Contracts, (vi) rights of Seller under the agreements between Seller and GWC and GWC's Affiliates in connection with Seller's acquisition of the Property, unless specifically assigned to Buyer which agreements shall be disclosed to Buyer prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice), except to the extent such agreements are Protected Materials.

               "EXPENDABLES" means blankets, linens, tableware, china, glassware, uniforms and other goods of an expendable nature owned or leased by Seller on the Closing Date in connection with the ownership, operation or maintenance of the Hotel including stocks of operating supplies not in use, engineering supplies, guest supplies, housekeeping supplies, office supplies and promotional materials; PROVIDED, HOWEVER, the term Expendables does not include Consumables, FF&E or Liquor Inventory.

               "FIDELIO AGREEMENTS" means collectively, (i) the GTE Leasing Corporation Flex Lease Agreement dated September 8, 1998, between Seller and GTE Leasing Corporation, (ii) the GTE Leasing Corporation Flex Lease Agreement dated September 8, 1998, between Seller and Pacific Computer Associates, (iii) the Intellectual Property License and Support Agreement dated September 18, 1998 between Seller and MICROS Systems, Inc., and (iv) the Hardware Sales Agreement between Seller and MICROS Systems, Inc.

               "FF&E" means all furniture, furnishings, fixtures, machinery, artwork and equipment installed or used in the Hotel, including, such furniture and furnishings in guest rooms, public areas and non-public areas (such as kitchen, laundry and cleaning facilities, rooms for the use of employees, storage areas, front desk and administrative offices), floor and window coverings, decorative light fixtures and equipment shown on the FF&E Inventory and later acquired or replaced pursuant to Section 7; PROVIDED, HOWEVER, the term FF&E does not include Expendables, Artwork, Inventory or Liquor Inventory, equipment leased under the Equipment Leases, and TSA Personalty.

               "FF&E INVENTORY" has the meaning given such term in SECTION
5.6.

               "FIRPTA CERTIFICATE" means with respect to Seller, a federal Nonforeign Certification in the form attached hereto as EXHIBIT E-1 and a Hawaii nonforeign certification in the form attached hereto as EXHIBIT E-2.

               "FIRST MORTGAGE" has the meaning given such term in the definition of Mortgages.

               "FIRST MORTGAGE LOAN" means the loan secured by the First Mortgage and all documents, instruments and agreement evidencing such loan, including, without limitation the First Mortgage Note (which documents will be delivered to Buyer within one (1) day after the Effective Date).

               "FIRST MORTGAGE NOTE" means that certain Amended and Restated Mortgage Note dated October 28, 1998 in the principal amount of $275,000,000 made by Seller in connection with the First Mortgage Loan.

               "GOLF RIGHTS" means all rights of Seller to use one or more of the golf courses which may be from time to time owned by Wailea Development Company, Inc. ("WDC") or any successor(s) in interest arising under that certain Land Sales Contract (Site A/B) dated as of May 2, 1986 (the "LAND SALES CONTRACT") between WDC, as seller, and TSA International, Limited and Kumagai Gumi Co., Ltd, collectively, as buyer, in accordance with the terms of the Land Sales Contract, as assigned to Seller pursuant to a Bill of Sale dated June 15, 1998 delivered by GWC, GWRHS and TSA Management to Seller.

               "GOVERNMENTAL AUTHORITY" means all federal, state, county, municipal, and local governments, administrative agencies, and quasi-governmental authorities having jurisdiction over the Property (or any portion thereof) or any party hereto.

               "GRAND WAIKAPU" has the meaning given such term in SECTION 7.7.

               "GUEST MEMBERSHIP PROGRAM" means the existing guest membership program operated by GWRHS pursuant to the GWRHS Membership Program Documents.

               "GWC" means Grand Wailea Company, a Hawaii limited partnership.

               "GWRHS" means Grand Wailea Resort Hotel and Spa, Inc., a Delaware corporation.

               "GWRHS AGREEMENT" means the GWRHS Agreement dated as of June 15, 1998 by and between Seller and GWRHS, pursuant to which GWRHS has caused 50% of the interest earned on trust accounts, net of any general excise taxes paid with respect to such interest, held in connection with the Guest Membership Program to be paid to Seller and has agreed to transfer all right, title and interest in the Guest Membership Program and all assets thereof to the Person which purchases the Property from Seller.

               "GWRHS MEMBERSHIP PROGRAM DOCUMENTS" means the GWRHS Agreement program materials for the Guest Membership Program and all agreements with members of such program.

               "HAZARDOUS SUBSTANCE" means substances defined as "wastes", "hazardous wastes", "hazardous substances", "hazardous materials", "toxic substances", "pollutants", "contaminants", or other similar designations in, or which are otherwise specifically subject to regulation under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 ET SEQ.; the Toxic Substance Control Act, 15 U.S.C.
Section 2601 ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1802; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 ET SEQ., or any asbestos-containing materials, PCBs or formaldehyde foam insulation.

               "HOTEL" means the Hotel Parcel and the Hotel Improvements.

               "HOTEL EMPLOYEES" means all persons employed by GWC or Seller at the Hotel at any time prior to the Closing.

               "HOTEL EMPLOYEE OBLIGATIONS" means all obligations and liabilities, actual or contingent, with respect to Hotel Employees (whether employed by any of Seller, the Hotel Manager, any Affiliate of Seller or any Affiliate of the Hotel Manager) arising from their employment relationship with such individuals prior to the Closing, including any and all obligations or liabilities: (A) for wages, salaries, accrued vacation, medical insurance, fringe benefits, and payroll taxes; (B) for worker's compensation claims based on any real or alleged occurrence; (C) for retirement benefits and employer contributions to pension plans; (D) arising under the Collective Bargaining Agreements or other agreements with unions representing Hotel Employees; and (E) except to the extent expressly allocated to Buyer pursuant to SECTION 8, for claims or penalties under applicable Laws governing employer/employee relations (including the National Labor Relations Act and other labor relations laws, wage, hours and employment standards Laws, fair employment practices and anti-discrimination Laws, the WARN Act, the Employee Retirement Income Security Act, the Multi-Employer Pension Plan Amendments Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 and the DWA).
 Hotel Employee Obligations do not include actual or contingent Severance Obligations.

               "HOTEL IMPROVEMENTS" means all buildings, structures, fixtures and improvements located on the Hotel Parcel, whether now existing or hereafter constructed, installed or placed on the Hotel Parcel (including curbs, landscaping and any underground utilities), and all apparatuses, equipment, and appliances used in connection with the operation or occupancy of the Hotel, such as heating and air conditioning systems and facilities used to provide any utility services, refrigeration, ventilation, garbage disposal, recreation or other services for the Hotel.

               "HOTEL MANAGER" means GWC in its capacity as the manager of the Hotel for Seller since June 15, 1998.

               "HOTEL MANAGEMENT AGREEMENT" means that certain Hotel Operating Agreement dated as of June 15, 1998 between Seller and Hotel Manager.

               "HOTEL PARCEL" means that certain real property consisting of approximately 36.6 acres of land located in Wailea, Maui, Hawaii and more particularly described on EXHIBIT A attached hereto, together with all rights, privileges and easements appurtenant to the Land, including all minerals, oil, gas and other hydrocarbon substances on such land, all development rights, parking rights, air rights, water, water rights and water stock relating to the Land and any and all easements, ground leases, streets, alleys and other public ways adjacent to the Land, and all rights-of-way and other appurtenances used in connection with the beneficial use and enjoyment of the Land. The Hotel Parcel shall include the Parking Parcels unless the same are conveyed to the County of Maui prior to Closing pursuant to SECTION 7.14.

               "INITIAL DEPOSIT" has the meaning given such term in SECTION
3.1.1.

               "INTANGIBLE PROPERTY" means all choses in action, contract rights (other than in any agreements between Seller and GWC disclosed to Buyer during the Due Diligence Period, or November 10, 1998, if Seller delivers the Seller Acceleration Notice), Bookings, concessions, trademarks, service marks, logos, computer systems and programs, operating systems, trade secrets, technology and technical information, copyrights, permits, plans, drawings, and other items of intangible personal property relating to the ownership, construction or operation of the Hotel, including (i) all benefits under any deposits or completion bonds, guarantees related to the construction of the Hotel, (ii) all rights to collect any past due rents under the Leases and all security deposits by Tenants and concessionaires,
(iii) cash in Cash Banks on the Closing Date, (for which Buyer will pay Seller dollar for dollar at Closing in addition to the Purchase Price), (iv) utility deposits, (v) all other general intangibles and other intangible property used in connection with the construction, use, occupancy, development or marketing of the Property, (vi) all goodwill owned by Seller in connection with the Hotel, together with telephone lists and customer lists, (vii) the Golf Rights, (viii) the Books and Records, (ix) all computer files and computer software related to Hotel accounting, bookings, inventory control and related matters, (x) Project Names, (xi) if acquired by Buyer in accordance with the terms of the GWRHS Agreement, the Guest Membership Program and related data bases, (xii) to the extent assignable without liability to Seller, Seller's state and federal unemployment insurance number, rating and reserve accounts and FICA, FUTA and SUTA tax amounts (or, if such items are held by Hotel Manager, Seller shall use its best efforts to cause Hotel Manager to assign such items to Buyer), (xiii) Licenses and Permits and (xiv) to the extent assignable, all warranties, guarantees and indemnities from any contractors, subcontractors, manufacturers, suppliers or materialmen in connection with any construction, repairs or alteration of the Hotel and, to the extent assignable without the consent of GWC or its Affiliates, any warranties, guarantees, and indemnities from GWC or its Affiliates (collectively, "WARRANTIES AND GUARANTIES"). Intangible Property does not include, however, (i) Service Contracts, (ii) Leases and (iii) Equipment Leases.

               "INVENTORY" means the stock in trade of the Hotel, including both Consumables and Expendables; PROVIDED, HOWEVER, the term Inventory does not include FF&E or Liquor Inventory.

               "KINCHA PERSONALTY" means all tangible personal property located in or used in connection with the operation of the Kincha restaurant at the Hotel, including expendables, china, silverware, furniture, decorative items, fixtures and equipment.

               "KNOWN LITIGATION" means the litigation, insurance claims and notices of legal violations with respect to the Hotel set forth on SCHEDULE 5 attached hereto, none of which shall be the responsibility of Buyer.

               "LAWS" means any and all: (i) constitutions, statutes, ordinances, rules, regulations, orders, rulings or decrees of any Governmental Authority, including, without limitation, the SMA Permit Conditions, and (ii) agreements with or covenants or commitments to any Government Authority which are binding upon Seller or any of the elements of the Property (including any requirements or conditions for the use or enjoyment of any license, permit, approval, authorization or consent legally required for the operation of the Hotel).

               "LEASES" means all written leases, subleases, licenses and concessions, (other than Bookings), entered into or assumed by Seller which grant to any Person(s) the right to use or occupy any portion of the Hotel, and all renewals, modifications, amendments, guaranties, and other agreements affecting the same, all as set forth on SCHEDULE 1.

               "LENDER" means Credit Suisse First Boston Mortgage Capital LLC and its successors and assigns.

               "LICENSES AND PERMITS" means all certificates of occupancy and all zoning, land use, building, safety and health approvals, development rights and all other permits needed for or used in connection with the construction, use or operation of the Hotel (including, without limitation, the SMA Permit and all applications for zone changes and variances in connection with all or any part of the Hotel), but not including the Liquor License.

                "LIQUOR INVENTORY" means all unopened and sealed alcoholic beverages on hand at the Hotel as of the Proration Time on the Closing Date.

               "LIQUOR LICENSE" means License No. 155 issued by the MLC to Liquor Licensee.

               "LIQUOR LICENSE AGREEMENT" means the Liquor License Transfer Agreement attached hereto as EXHIBIT F.

               "LIQUOR LICENSEE" means the person(s) or legal entity(ies) holding the Liquor License(s).

               "LIQUOR OPERATIONS" means the sale and/or service of liquor, wine, beer or other alcoholic beverages at the Hotel.

               "LIQUOR PERSONALTY" means the fixtures, equipment, glassware and other expendable items, and other personal property used in the sale of alcoholic beverages at the Hotel.

               "LOCAL 142 COLLECTIVE BARGAINING AGREEMENT" means that certain Agreement dated as of February 1, 1997 by and between the ILWU, Local 142, AFL-CIO and Grand Wailea Resort, Hotel and Spa.

               "LOT 462" means the parcel of land adjacent to the Hotel Parcel consisting of approximately 10.740 acres, as described in Transfer Certificate of Title No. 332.030 issued to TSA International, Limited.

               "MLC" means the Maui County Liquor Commission.

                "MORTGAGES" means (A) that certain Consolidation of Existing Mortgages, Amendment to and Restatement of Consolidated Mortgages, along with Assignment of Leases and Rents and Security Agreement recorded on June 15, 1998, in the Official Records as Land Court Document Number 2463685 in favor of Lender, or (B) after the following are recorded collectively, the (i) Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Filing in the principal amount of $275,000,000 in favor of Lender (the "FIRST MORTGAGE"), (ii) Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Filing in the principal amount of $25,000,000 in favor of Lender (the "SECOND MORTGAGE"), and (iii) Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Filing in the principal amount of $57,000,000 in favor of Lender; each of (i)
- (iii) to be recorded in the Official Records.

               "NOTICE OF PURCHASE" has the meaning given such term in
SECTION 7.13.

               "NOTICE TO PROCEED" has the meaning given such term in
SECTION 5.5.

               "NOTICE TO TENANT" means the notice to Tenants of the Hotel in the form attached hereto as EXHIBIT K.

               "OCCUPANCY COMMITMENTS" means all commitments with respect to occupancy of the Hotel, including Bookings, purchase orders, gift certificates, donations, free rooms and trade outs made in the Ordinary Course, a schedule of which will be delivered by Seller to Buyer prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice) and an updated schedule of which will be delivered by Seller to Buyer not less than five (5) Business Days prior to the Closing Date (it being understood and agreed that any additions to such schedule shall only be those Occupancy Commitments entered into in accordance with SECTION 7.1.5).

               "OFFICIAL RECORDS" means the records of the Assistant Registrar of the Land Court of the State of Hawaii.

               "ORDINARY COURSE" means the course of day-to-day operation of the Hotel, in accordance with its current operating budget heretofore delivered to Buyer and in a manner which does not materially vary from the policies, practices and procedures which have characterized its operation during Seller's period of ownership, including, without limitation, implementation of the Capital Expenditure Plan.

               "PARKING PARCELS" means Lot 463-C and Lot 463-D.

               "PERMITTED EXCEPTIONS" has the meaning given such term in
SECTION 4.1.1.

               "PERSON" means any individual, partnership, joint venture, corporation, limited liability company, firm, trustee, trust, business trust, association or unincorporated organization, governmental authority, municipality or other entity.

               "PERSONAL PROPERTY" means all personal property which is either located on the Hotel Parcel or in the Hotel Improvements or used in connection with the use, operation or maintenance of the Hotel, including, without limitation, Books and Records, Artwork, Plans and Specifications, Leases, FF&E, Inventory, Kincha Personalty, Service Contracts and Licenses and Permits.

               "PLANS AND SPECIFICATIONS" means all plans and specifications for the Hotel Improvements in the possession of Seller or located at the Hotel, including "as built" plans and specifications, studies, surveys and other similar materials in connection with the Hotel.

               "PROJECT LOGO" means the logo depicted on EXHIBIT H attached hereto.

               "PROJECT NAMES" means (i) all names, trade names, trademarks, and designs used in the operation or ownership of the Hotel or any part thereof (except for names used by Tenants in the Hotel in the operation of their space), including the names "Grand Wailea Hotel", "Grand Wailea Resort Hotel & Spa" and "Grand Wailea" (but excluding the names "Napua Gallery" and "Floral Gallery"), (ii) the names and designs used in connection with the restaurants, cocktail lounges, banquet rooms, meeting rooms and other facilities in or about the Hotel, (iii) the Project Logo and all other logos at the Project, including the restaurants, cocktail lounges, banquet rooms, meeting rooms and other facilities in or about the Hotel, (iv) Seller's rights, if any, in any registration applications or pending registration applications, and (v) the goodwill appurtenant to each of such names, logos and designs.

               "PROPERTY" means all of Seller's legal and equitable right, title and interest in, control over, and ownership of the following: the Hotel, Personal Property, Intangible Property and the Assumed Contracts. Notwithstanding anything to the contrary in this Agreement, the Property excludes the Excluded Property.

               "PRORATION TIME" means 12:01 a.m., Hawaii time on the Closing Date or, if Buyer so elects pursuant to SECTION 8.12, on the Economic Closing Date.

               "PROTECTED MATERIAL" has the meaning given such terms in
SECTION 5.1.

               "PURCHASE PRICE" means Three Hundred Seventy-Five Million Dollars ($375,000,000).

               "RELEASED DEPOSIT" has the meaning given such term in
SECTION 3.1.1

               "SELLER ACCELERATION NOTICE" has the meaning given such term in SECTION 8.11.1.

               "SELLER'S BROKER" means Secured Capital Corp., a California corporation.

               "SELLER'S KNOWLEDGE" means and shall be strictly construed and limited to the actual knowledge of Lance Graber, Keith Hansen and Bernard Siegel, and does not imply either (A) any inspection, examination or other inquiry undertaken by Seller or said individuals to determine the accuracy of any representation, warranty or other statement made "to Seller's Knowledge" in this Agreement or in any other document delivered by Seller prior to or at Closing or (B) any personal liability on the part of any of said individual or his employer other than Seller for any inaccuracy in such representations, warranties or other statements. The phrase "Seller has not received any written notice" with respect to an event or situation means that no written notice with respect to such event or situation has been received by the foregoing individual.

               "SELLER PARTIES" has the meaning given such term in
SECTION 5.4.

               "SERVICE CONTRACTS" means service or maintenance contracts and agreements (other than Bookings) entered into or assumed by Seller (or entered into or assumed by Hotel Manager as Seller's agent) respecting ownership, maintenance or operation of the Hotel, together with all supplements and amendments thereto, all as listed in Schedule 1; provided, however, the term Service Contracts does not include the Hotel Management Agreement or any other agreements with GWC and/or its Affiliates.

               "SEVERANCE OBLIGATIONS" means all obligations and liabilities, actual or contingent, claimed by any Hotel Employee pursuant to the separation allowance set forth in Section 25 of the Local 142 Collective Bargaining Agreement and any substantially similar provision under the Beach and Pool Collective Bargaining Agreement.

               "SMA PERMIT CONDITIONS" means the conditions to approval of SMA Use Permit 87/SMA-35 issued with respect to the Hotel.

               "SPA LICENSEE" has the meaning given such term in SECTION 7.7.

               "SURVEY" means the survey prepared by Alden Kajioka dated December 14, 1992 and revised September 30, 1997 and April 17, 1998, with an update certificate delivered on or about May 15, 1998, heretofore delivered by Seller to Buyer.

               "TAXES" means all real estate taxes, general assessments, special assessments, assessments under any applicable recorded covenants, conditions and restrictions and all personal property taxes which are assessed or assessable against any of the Property.

               "TENANTS" means the tenants occupying premises at the Hotel under a Lease.

               "TERMINATION NOTICE" has the meaning given such term in
SECTION 9.1.

               "TITLE BINDER" means Binder No. 129202 dated June 15, 1998 issued by Title Company and attached as EXHIBIT G hereto with respect to the Hotel.

               "TITLE COMPANY" means First American Title Insurance Company.

               "TITLE POLICY" means an extended ALTA (Form 1990 or its local equivalent) owner's policy of title insurance for the amount of the Purchase Price issued by Title Company pursuant to the Title Binder, together with any endorsements attached to the Title Binder that Buyer elects to obtain and such other endorsements as Buyer may reasonably request which is allocated to the Hotel, insuring or committing to insure fee title to the Hotel in Buyer and Title Company has agreed to issue prior to November 10, 1998 subject only to Permitted Exceptions.

               "TSA LEASES" means, collectively, the following leases of space in the Hotel, by and between Seller and TSA Management each dated as of June 15, 1998: (i) Lease (Kincha); (ii) Lease (Napua Gallery); (iii) Lease (Napua Tower Suite); (iv) Lease (Floral Gallery); and (v) Lease (Office of the Chairman).

               "TSA MANAGEMENT" means TSA Management Company, Ltd.

               "TSA PERSONALTY" means the items of tangible personal property belonging to TSA Management or its Affiliates and located at the Hotel in the Floral Gallery, Napua Gallery, "Office of the Chairman" and the two bedroom suite number 8038 in Napua tower as of May 15, 1998, as shown on a schedule to be provided by Seller to Buyer prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice) and any other property of GWC or its Affiliates not transferred to Seller upon Seller's acquisition of the Property and disclosed to Buyer prior to the Approval Date (or November 10, 1998, if Seller delivers the Seller Acceleration Notice).

               "UNION" means ILWU, Local 142, AFL-CIO.

               "UNCREDITED AP" has the meaning given such term in SECTION 8.6.

               "WARN ACT" means the Worker Adjustment and Retraining Notification Act of 1988.

               "YEAR 2000 COMPLIANT" shall mean, in regards to the Saflok door lock system, that all software, hardware, equipment, goods or systems material to the physical operation of such system will properly perform date-sensitive functions before, during and after the year 2000.

2.     AGREEMENT OF PURCHASE AND SALE.

       2.1 AGREEMENT. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, assign and convey to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in and to the Property. Notwithstanding anything to the contrary in this Agreement, the Property does not include the Excluded Property.

       2.2 ASSUMED LIABILITIES. Except as otherwise expressly provided herein and subject in all events to the accuracy of Seller's representations and warranties, Buyer shall assume from and after Closing only the following obligations and liabilities pertaining to the Property: (i) Seller's obligations and liabilities under and with respect to the Assumed Contracts and Permits and Licenses, (ii) Bookings and Occupancy Commitments with respect to the period on or after the Closing, to the extent made in the Ordinary Course and shown on the schedule submitted to

Buyer prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice) and otherwise in accordance with SECTION 7.1.5, (iii) reservations made by members pursuant to and in accordance with the prevailing terms of the Guest Membership Program,
(iv) utilities and other periodic obligations incurred in the Ordinary Course, which obligations will be prorated as of Closing, and (v) obligations with respect to the ADA Compliance Obligations. Notwithstanding anything to the contrary herein, Buyer's assumption of the foregoing obligations shall be only to the extent that such obligations and liabilities accrue for the period commencing on or after Closing or Buyer receives cash or a credit at Closing for such liabilities accruing prior to Closing, as applicable.

3.     PURCHASE PRICE AND DEPOSIT.

       3.1 PURCHASE PRICE. The Purchase Price will be paid to Seller by Buyer as follows:

               3.1.1 Within one (1) Business Day after the Effective Date, Buyer shall deposit in Escrow an initial earnest money deposit in an amount equal to two and one-half percent (2.5%) of the Purchase Price (the "INITIAL DEPOSIT"). If Buyer delivers the Buyer Acceleration Notice pursuant to SECTION 8.11.1, the applicable Released Deposit of the Initial Deposit shall be immediately non-refundable except as set forth below and shall be delivered directly to Seller by Escrow Agent without further instructions from either party. If Seller delivers the Seller Acceleration Notice and Buyer agrees to the release of the applicable Released Deposit, the applicable Released Deposit of the Initial Deposit shall be immediately non-refundable except as expressly set forth below and shall be delivered directly to Seller by Escrow Agent without further instructions from either party. Seller shall be entitled to retain the Released Deposit (and all interest accrued thereon) if the transaction contemplated hereby fails to close for any reason other than the failure of any Buyer's Condition Precedent (other than SECTION 9.1.1). As used in this Agreement, the term "RELEASED DEPOSIT" means, as applicable, (i) the sum of Two Million Dollars ($2,000,000) if Buyer delivers the Buyer Acceleration Notice pursuant to SECTION 8.11.1, or (ii) the sum of One Million Dollars ($1,000,000) if Seller delivers the Seller Acceleration Notice pursuant to SECTION 8.11.1.

               3.1.2 On or before 1:00 p.m. New York time on the first Business Day following the Approval Date, Buyer shall deliver to Escrow Agent an additional earnest money deposit in an amount equal to two and one-half percent (2.5%) of the Purchase Price (the "ADDITIONAL DEPOSIT"). As used in this Agreement, the term "DEPOSIT" means the Initial Deposit and after delivery thereof by Buyer, the Additional Deposit, together with all interest accrued thereon during the period held in Escrow. Buyer acknowledges that from and after the delivery of the Released Deposit to Seller, Seller has no obligation to invest the Released Deposit for Buyer's account or to pay or credit Buyer for any interest earned on the Released Deposit after delivery thereof to Seller. Other than the Released Deposit, the Deposit paid by Buyer pursuant to the terms hereof will be deposited with Escrow Agent, to be held in Treasury Bills or other interest bearing obligations of the United States Government, in repurchase contracts or in a federally insured institutional savings account as Buyer may by written instrument direct. If the purchase and sale of the Property is consummated as contemplated hereunder, the Deposit will be paid to Seller and credited against the Purchase Price. If the purchase and sale of the Property is not consummated because of the failure of any Buyer's Condition Precedent, the Deposit (including the Released Deposit) will be promptly refunded to Buyer; provided, however that if the transaction fails to close due to the failure of the Buyer's Condition Precedent set forth in SECTION 9.1.1, the Released Deposit, if applicable, will be retained by Seller. If the purchase and sale of the Property is not consummated solely because of a default under this Agreement on the part of Buyer, the Deposit (including the Released Deposit) will be retained by Seller pursuant to SECTION 12.1 below. If the purchase and sale of the Property is not consummated solely due to Seller's default of its obligation to sell the Property in accordance with the terms of this Agreement, the Deposit will be promptly refunded to Buyer by Escrow Agent and the Released Deposit and all interest earned thereon shall be promptly refunded to Buyer by Seller.

               3.1.3 Buyer shall assume the First Mortgage Loan, The assignment and assumption documents shall be in form and substance reasonably required by Lender with respect to the First Mortgage Loan and shall be delivered by Buyer to Lender at Closing. (The forms of such assignment and assumption documents will delivered to Buyer to Seller as soon as reasonably practicable after the Effective Date but not later than November 10, 1998.)

               3.1.4 The cash balance of the Purchase Price over and above the amounts paid by or credited to Buyer pursuant to SECTIONS 3.1.1 and 3.1.2 above and the aggregate outstanding indebtedness under the First Mortgage as of the Closing Date will be paid to Seller by wire transfer of immediately available funds at the Closing, net of all credits, prorations and other adjustments as provided in SECTION 8.

       3.2 ALLOCATION OF PRICE. Seller and Buyer shall (each acting reasonably and in good faith), upon the request of the other party, endeavor to agree upon an allocation of the Purchase Price among the classes required under Section 1060 of the Code. Upon reaching such agreement, Buyer and Seller shall execute a written acknowledgement of such allocation pursuant to
Section 1060 of the Code. Agreement on allocations of the Purchase Price, though, is not a condition to Closing and, to the extent Buyer and Seller do not agree upon such allocations as aforesaid, each of Buyer and Seller may allocate the Purchase Price in its reasonable discretion exercised in good faith. Buyer shall determine in its reasonable discretion the value of the Hotel required in connection with the recordation of any conveyancing documents with any Governmental Authority.

4.     TITLE.

       4.1     TITLE BINDER AND SURVEY.

               4.1.1 Seller has delivered to Buyer both the Survey and the Title Binder, together with copies of all recorded documents referenced in the Title Binder and on the Survey. Buyer may, at Buyer's sole cost and expense, elect to cause the Survey to be updated or modified to fully conform with ALTA requirements, but such updates or modifications will not affect the expiration of the Due Diligence Period or be a condition precedent to Closing. The Confirmation of Access Easement dated

       September 28, 1998 executed by Seller in favor of SCP (Maui 5), Inc., the Consent dated September 28, 1998 executed by Lender in favor of SCP (Maui 5), Inc., all title exceptions (other than the Mortgages) listed on the Title Binder and Survey, and all other title exceptions approved or deemed approved by Buyer pursuant hereto shall constitute "PERMITTED EXCEPTIONS"; provided, however, that the First Mortgage shall be a Permitted Exception. The Hotel shall be purchased by Buyer subject to the Permitted Exceptions.

               4.1.2 If after the date hereof, any new title or survey matters (i.e., matters not shown on the Title Binder or the Survey) are disclosed by Title Company, and such new title or survey matter is not acceptable to Buyer in its reasonable judgment, Buyer shall so notify Seller in writing within five (5) Business Days after receiving notice of such new matter, in which event such new matter will be deemed to be a disapproved matter (a "DISAPPROVED MATTER"). If Buyer fails to deliver such written notice within this five (5) Business Day period, such new matter shall be deemed to be approved by Buyer and will be a Permitted Exception. If Buyer notifies Seller that such new matter is a Disapproved Matter, Seller shall notify Buyer in writing, within five (5) Business Days after receiving Buyer's notice, whether Seller will remove or cause the Title Company to insure against such Disapproved Matter at or prior to Closing (and if Seller elects to cause the Title Company to insure against such Disapproved Matter at the Closing, it will become a Permitted Exception). Seller's failure to deliver such notice to Buyer within this five (5) Business Day period shall be deemed an election by Seller to not remove or insure against such Disapproved Matter. If Seller elects (or is deemed to elect) not to remove or cause the Title Company to insure against such Disapproved Matter, Buyer then shall elect, by giving written notice to Seller and Title Company no later than three (3) Business Days prior to the Closing, either (i) to terminate this Agreement by delivering written notice to Seller and Title Company (whereupon the Deposit (including the Released Deposit and any interest earned thereon, if applicable) shall be immediately refunded to Buyer without further instructions from either Seller or Buyer), or (ii) to waive its disapproval of such Disapproved Matter (in which event such Disapproved Matter then shall be deemed to be approved by Buyer and will be a Permitted Exception). Buyer's failure to give a written termination notice prior to the date described in the preceding sentence shall be deemed a waiver of its disapproval of such Disapproved Matter.

5.     DUE DILIGENCE.

       5.1 DUE DILIGENCE DELIVERIES. Seller shall use its best efforts to expeditiously deliver to Buyer or make available to Buyer at the Hotel copies of the documents and materials regarding the Hotel requested by Buyer prior to the earlier of (i) the expiration of the Due Diligence Period, or
(ii) on or before November 10, 1998, if Seller delivers the Seller Acceleration Notice) (all of such documents and materials delivered or made available being the "DUE DILIGENCE MATERIALS" and which shall include recertifications to Buyer of all of Seller's material third party reports). Seller promptly shall provide to Buyer any supplement, addition or new information received or discovered by Seller relating to the Property and/or any of the documents and materials delivered pursuant to this SECTION 5.1. During the Due Diligence Period and with reasonable advance notice to Seller, Buyer, its employees, agents, contractors and consultants shall be entitled to inspect and photocopy (at Buyer's sole cost and expense), at Seller's Broker's office or at the Hotel during reasonable business hours, the books and records relating to the ownership or operation of the Property in the possession of Seller or Hotel Manager, excluding, however, the Protected Material. As used in this Agreement, "PROTECTED MATERIAL" means appraisals and economic evaluations of the Property prepared for Seller, reports regarding the Property prepared solely for internal use or for the information of the investors in Seller (other than third party due diligence reports, asset management reports and the current operating budget), any confidential materials such as those which are protected by attorney-client privilege, any materials protected by the attorney work product doctrine and any proprietary materials which Seller is prohibited from disclosing under applicable Laws or by agreement. The foregoing documents and materials have been delivered or made available to Buyer to accommodate and facilitate Buyer's due diligence with respect to the Property, and, except as expressly set forth in this Agreement, Seller makes no representations or warranties regarding the accuracy or thoroughness of the information contained in such documents and materials. In addition, upon request by Buyer, Seller shall use its best efforts to cause GWC to provide such documents and materials regarding the Hotel as reasonably requested by Buyer. Upon receipt of such documents and materials, Seller shall expeditiously deliver them to Buyer. As soon as reasonably possible after the end of the Due Diligence Period, Buyer and Seller will compile and agree upon an inventory of the documents and materials provided to Buyer and they will acknowledge in writing such agreement. Notwithstanding the foregoing,
(i) Buyer shall not negotiate with, solicit or contact any party which has a group Booking at the Hotel pursuant to a signed agreement for a booking at any other property owned by Buyer for the same period covered by such party's group Booking agreement at the Hotel unless Buyer can provide evidence reasonably satisfactory to Seller that such solicitation or contact was initiated by Buyer prior to the Effective Date; and (ii) until after the Approval Date, Buyer shall not have access to the identity of any members in the Guest Membership Program (but shall have access to the identity of any group).

       5.2 DUE DILIGENCE MATTERS. During the Due Diligence Period, Buyer will review the materials provided by Seller pursuant to SECTION 5.1 and, subject to the limitations set forth in SECTION 5.3, Buyer will conduct such other due diligence studies, tests, investigations and inspections of the Property as Buyer deems necessary or appropriate under the circumstances in connection with its acquisition of the Property, including, without limitation, studies, tests, investigations and inspections of the physical and environmental condition of the Hotel, the physical condition of all Personal Property, compliance with all Laws, review of the Service Contracts, Equipment Leases, Leases, Bookings, Occupancy Commitments, Licenses and Permits (including the assignability thereof), economic analyses and forecasts prepared by or on behalf of Buyer, occupancy rates, market studies, insurance matters, and all other matters relating to the ownership, use and operation of the Property. In determining what studies, tests, investigations and inspections Buyer deems necessary or desirable to conduct, Buyer shall take into account the fact that, except as expressly set forth in this Agreement, Seller is not making any representation or warranty regarding any of the information, materials or documents delivered or made available by Seller to Buyer. Buyer shall deliver to Seller, promptly after Buyer's receipt thereof, copies of all reports, studies and results of tests, inspections and investigations with respect to the Property prepared for Buyer prior to the Closing by third parties (which delivery obligation shall survive the Closing or any termination of this Agreement).

       5.3 BUYER'S INSPECTIONS AND INTERVIEWS. During the Due Diligence Period and through the Closing Date and with reasonable advance notice to Seller, Buyer, its agents, representatives, consultants and counsel may enter onto the Hotel Parcel during reasonable business hours (subject to the rights of guests, Tenants and licensees) to perform inspections and tests of the Hotel and the structural and mechanical systems within any Hotel Improvements, subject to the limitations contained herein. In addition (i) during the Due Diligence Period and through the Closing Date, Buyer may interview the Hotel's general manager, chief engineer, director of sales and marketing, other department representatives, Hideo Tanaka, Hideki Hayashi, Hiroki Hayashi and Noriko Hayashi regarding the operations of the Hotel,
(ii) after the Approval Date and through the Closing Date, Buyer may interview Hotel Employees and prospective employees regarding their application for employment after Closing and the terms and conditions of such employment without a representative of Seller being present, (iii) during the Due Diligence Period and through the Closing Date, Buyer may meet, with representatives of the Union, (until after the Approval Date, however, Buyer shall be accompanied by representatives of Seller reasonably acceptable to Buyer) and otherwise subject to the limitations contained herein, (iv) during the Due Diligence Period and through the Closing Date, Buyer may interview any Governmental Authority with respect to the Hotel (provided, however, that Seller may have a representative present during any interview with officials of the MLC, Buyer shall not contact or meet with the MLC until after November 10, 1998, and Buyer may not submit any applications to Governmental Authorities until after the Approval Date), and (v) during the Due Diligence Period and through the Closing Date, Buyer may interview any of the Hotel's service providers and any consultants retained by Seller whose reports are included in the Due Diligence Materials and parties under Assumed Contracts. Other than the interviews provided for in the preceding sentence, neither Buyer nor Buyer's employees, agents, contractors or consultants shall contact or interview any Hotel Employees, Tenants, Governmental Authorities, Union representatives, or the Hotel's service providers, provided, however that nothing in this Agreement shall restrict Buyer from applying for a declaratory ruling on a confidential basis from the Hawaii Department of Labor under the DWA after due consultation with Seller. In conducting such inspections and interviews (1) Buyer shall exercise its best efforts to minimize disruption of Hotel operations and disruption to Seller, Hotel Manager, Tenants, and guests and other occupants and users of the Hotel, (2) Buyer shall coordinate all site visits and interviews to the Hotel through Seller's Broker, and Seller may, without unreasonably delaying such visits and interviews, cause its agents (including representatives of Seller's Broker), consultants or representatives to accompany Buyer's employees, agents, contractors and consultants on any site visits and interviews to the Hotel (except that after the Approval Date, Buyer may interview prospective employees without a representative of Seller being present); and (3) Buyer or its agents, representatives, consultants and counsel shall not drill or bore on or through the surface or conduct any other invasive or destructive testing of the Hotel Parcel or Hotel Improvements without Seller's prior written consent, which consent may be given or withheld in Seller's reasonable discretion, and (4) Buyer shall provide reasonable advance notice to Seller of such interviews. After making such tests and inspections, Buyer shall promptly restore the Property to the condition that existed prior to making such tests and inspections (which obligation shall survive the Closing or any termination of this Agreement). Prior to Buyer entering the Hotel to conduct the inspections and tests described above, Buyer shall obtain and maintain, and shall deliver to Seller evidence thereof, at no cost or expense to Seller, general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of Two Million Dollars

($2,000,000) combined single limit for personal injury and property damage per occurrence. In due course, such insurance policies shall name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Buyer or its agents or consultants in connection with such inspections and tests.

       5.4 INDEMNIFICATION. Buyer shall keep the Property free from all liens, and shall indemnify, defend, and hold harmless Seller and Seller's Affiliates, and each of their respective officers, directors, members, shareholders, agents, lenders and employees, and each of their successors, heirs, and assigns, and each of them (collectively, the "SELLER PARTIES"), from and against all Claims (including, reasonable attorneys' fees and costs) incurred, suffered by, or claimed against the Seller Parties, or any of them, by reason of Buyer exercising the rights granted pursuant to SECTION 5, including, without limitation, any damage to the Property or injury to Persons caused by Buyer and/or its agents, representatives or consultants, exclusive, however, of any Claims to the extent resulting from the negligence or willful misconduct of Seller or its agents. The foregoing provisions shall survive the Closing or any termination of this Agreement.

       5.5 BUYER'S RIGHT OF TERMINATION. Buyer may terminate this Agreement at any time prior to and including the Approval Date in its sole and absolute discretion for any reason whatsoever by sending to Seller and Escrow Agent written notice of such termination. If Buyer terminates this Agreement pursuant to this SECTION 5.5, the Initial Deposit plus all interest accrued thereon shall be immediately refunded to Buyer upon delivery of notice by Buyer to Escrow Agent and notwithstanding any conflicting notice from Seller, and neither Buyer nor Seller shall have any further rights or obligations under this Agreement, except for those obligations that expressly survive the termination of this Agreement; provided, however that the Released Deposit and any interest earned thereon, if any, shall be retained by Seller to the extent provided in SECTION 3.1.1. If Buyer elects to proceed with its acquisition of the Property, Buyer shall (i) deliver to Seller and Escrow Agent unconditional written notice of its election to proceed (the "NOTICE TO PROCEED"), and (ii) deliver to Escrow Agent the Additional Deposit on or before 1:00 p.m., New York time, on the first Business Day following the Approval Date. Buyer's failure to terminate this Agreement or to deliver a Notice to Proceed and the Additional Deposit prior to the expiration of the time periods specified in this SECTION 5.5 shall be conclusively deemed Buyer's disapproval of the Property and its election to terminate this Agreement. Buyer's failure to deliver the Additional Deposit on or before 1:00 p.m., New York time, on the first Business Day following the Approval Date shall be conclusively deemed Buyer's disapproval of the Property and election to terminate this Agreement, notwithstanding any Notice to Proceed previously delivered; provided, however, if Buyer delivers the Notice to Proceed but fails to deliver the Additional Deposit on or before 1:00 p.m., New York time, on the first Business Day following the Approval Date, Seller will be entitled to retain the Released Deposit. Upon written instruction from Seller, Escrow Agent shall return any documents deposited into Escrow to the party depositing the same. Upon Buyer's delivery of the Notice to Proceed and Additional Deposit, Buyer will be deemed to have satisfied itself of all matters with respect to the Property and the only remaining contingencies to Buyer's obligation to consummate the transaction contemplated herein shall be Buyer's Conditions Precedent as set forth in SECTIONS 9.1.1 THROUGH 9.1.8.

       5.6 FF&E INVENTORY. As soon as reasonably practicable, Buyer shall cause a third party accounting firm reasonably approved by Seller and Buyer to complete an inventory of the

FF&E located at the Hotel (the "FF&E INVENTORY") at a cost and pursuant to procedures reasonably approved by Seller and Buyer. Buyer shall pay the cost of the FF&E Inventory and upon completion of the FF&E Inventory, Buyer shall deliver a copy of the FF&E Inventory to Seller for its approval, which after approval by Seller and Buyer, shall be deemed to be part hereof. Seller shall reimburse Buyer for fifty percent (50%) of the cost of the FF&E Inventory within 5 Business Days after Buyer's demand therefor.

       5.7 PROJECT NAMES. Prior to the expiration of the Due Diligence Period, Seller shall use its best efforts to (i) cause Grand Wailea Resort Hotel & Spa, Inc. to change its name so that a registration of the trade name "Grand Wailea Resort Hotel & Spa" may occur, and (ii) cause GWC and its Affiliates to execute such assignments, consents and other instruments as may be necessary to allow Seller to register other Project Names and the name "Spa Grande".

6.     REPRESENTATIONS AND WARRANTIES

       6.1     SELLER'S REPRESENTATIONS REGARDING THE HOTEL.  Subject to
SECTION 6.5 and except as disclosed in writing to Buyer during the Due Diligence Period, Seller represents and warrants to Buyer that the following matters are true and correct as of the execution of this Agreement (and will also be true and correct as of the Closing, unless Seller delivers to Buyer written notice that any representation and warranty has become materially untrue or incorrect prior to the Approval Date (or November 10, 1998, if Seller delivers the Seller Acceleration Notice), which notice shall set forth in reasonable detail the material untruth or incorrectness):

               6.1.1 LITIGATION. Except for the Known Litigation, to Seller's Knowledge, there is no litigation, action, suit, arbitration, investigation or proceeding pending or threatened against the Property (or any portion thereof) or relating to its operation, including any condemnation, eminent domain, environmental, zoning or other land-use regulation proceedings.

               6.1.2 VIOLATION OF LAWS. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice of any uncured or uncorrected violations of building codes, zoning codes, health codes, insurance requirements, land use requirements or other Laws relating to the Property. Seller has received no written notice of any special assessment proceeding affecting the Hotel or the use thereof. To Seller's Knowledge, there is no violation of applicable Laws relating to the Property that would materially and adversely affect the operation of the Hotel.

               6.1.3 TAX PROTESTS AND APPEALS. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has filed notices of protest or appeal against, or commenced proceedings to recover, real property tax assessments or sales or personal property taxes levied against the Hotel Parcel, the Hotel Improvements or Seller, which notices of protest, appeals or proceedings are pending as of the Effective Date. Notwithstanding the foregoing, Buyer acknowledges that Hotel Manager had previously filed a real property tax appeal which has been withdrawn.

               6.1.4 LEASES. Except for the Leases disclosed on SCHEDULE 1, no written or oral leases, subleases, licenses or concessions entered into by Seller (or Hotel Manager as agent for Seller) are in existence that affect the Hotel and would be binding on Buyer after the Closing Date. Except as disclosed on
       SCHEDULE 1, Seller has not received any written notice of any presently effective default by Seller under the Leases.

               6.1.5 USE PERMITS AND OTHER APPROVALS. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice from any Governmental Authority stating that
       (i) the Licenses and Permits necessary for the operation of the Hotel as it is currently being operated are not in full force and effect, or
       (ii) there is any uncured violation of any such Licenses and Permits. To Seller's Knowledge, there is no violation of any License and Permit that would materially and adversely affect the operation of the Hotel.
        To Seller's Knowledge, there are no licenses or permits issued by Governmental Authorities necessary to operate the Hotel as currently operated other than the Licenses and Permits and Liquor License

               6.1.6 HAZARDOUS SUBSTANCES. To Seller's Knowledge, there are no pending proceedings or inquiries by any Governmental Authority relating to or arising under any Environmental Laws regarding Hazardous Substances with respect to the Hotel. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice from any Governmental Authority threatening any such proceeding or inquiry. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice from any Governmental Authority of an uncured violation of Environmental Laws regarding Hazardous Substances with respect to the Hotel. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has used, stored, disposed of or released any Hazardous Materials in or on the Hotel in violation of Environmental Laws, except for materials and supplies used in the Ordinary Course in accordance with customary industry practices and procedures.

               6.1.7 SERVICE CONTRACTS. To Seller's Knowledge, (i) there are no written or oral service, maintenance, repair or other contracts to which Seller or Hotel Manager as its agent is a party which will affect the Property following the Closing except the Equipment Leases and the Service Contracts delivered to Buyer pursuant to SECTION 5.1, or as otherwise agreed to in writing by Buyer prior to the Closing, and (ii) except as shown on the copies of such agreements so delivered to Buyer, there are no amendments, modifications, or supplements thereto. Seller has not received or given any written notice of a material default under the terms of any Equipment Lease or Service Contract that has not been cured.

               6.1.8 DUE DILIGENCE MATERIALS. Except to the extent that Seller is not required to provide or make available such items pursuant to SECTION 5.1, as of the Approval Date (or November 10, 1998, if Seller delivers the Seller Acceleration Notice), the Due Diligence Materials will represent all of the material agreements, contracts, documents, studies and reports in Seller's possession relating to the condition, ownership, operation, maintenance and operation of the Hotel. To Seller's Knowledge, the Due Diligence Materials prepared by Seller or at Seller's direction are true, correct and complete in all material respects. The Protected Material does not contain any information not otherwise disclosed or known to Buyer prior to the Approval Date (or November 10, 1998, if Seller delivers the Seller Acceleration Notice) which an institutional investor in resort properties would reasonably find to materially and adversely affect the value of the Hotel.

               6.1.9 SMA PERMIT. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice that
       (i) the SMA Permit is not in full force and effect or (ii) there is any uncured violation of the SMA Permit.

               6.1.10 INSURANCE. Neither Seller nor, to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice from any insurance company of any defects or inadequacies in the Hotel that would result in a termination of Seller's existing insurance coverage with respect to the Hotel or would materially and adversely affect Buyer's ability to obtain insurance for the Hotel, to the extent available on commercially reasonable terms. Prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice), Seller will deliver to Buyer true and correct copies of certificates evidencing all of the property and liability insurance policies maintained by Seller with respect to the Hotel.

               6.1.11 LABOR MATTERS. To Seller's Knowledge and except to the extent attributable to Seller's proposed sale of the Property to Buyer in accordance with the terms and conditions of this Agreement, (i) no work stoppage is being threatened which could materially adversely affect the operations of the Hotel, and (ii) there are presently no labor contract negotiations in progress with any union representing any Hotel Employees. Neither Seller nor to Seller's Knowledge, GWC, as the prior owner of the Hotel, has received written notice of any pending charge of unfair labor practices.

               6.1.12 PERSONAL PROPERTY. Seller has good and marketable title to the Personal Property or the Intangible Property and there will be no liens, encumbrances or competing claims or rights with respect to the Personal Property or the Intangible Property upon transfer of the Personal Property or the Intangible Property to Buyer at Closing (other than the First Mortgage).

               6.1.13 GUEST MEMBERSHIP PROGRAM. The written materials delivered to Buyer describing the Guest Membership Program are true, correct and complete in all material respects.

       6.2 SELLER'S REPRESENTATIONS REGARDING SELLER. Subject to SECTION 6.5, Seller represents and warrants to Buyer that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing;

               6.2.1 AUTHORITY. Seller: (i) is a validly existing limited liability company in good standing under the laws of the State of Delaware; (ii) is qualified to do business in all states where such qualification is necessary; and, (iii) is duly authorized, qualified and licensed to do all things required of it under or in connection with this Agreement, and (iv) does not contemplate dissolution and/or liquidation prior to the expiration of the 12-month period following the Closing. This Agreement and all agreements and documents executed by Seller in connection herewith have been duly authorized by all necessary company and member action.

               6.2.2 CONSENTS. As of the date of this Agreement, (i) no government, internal, or third-party, approval or consent which has not already been obtained is required for Seller's execution and delivery of, or performance of obligations under, this Agreement (other than the approval of the MLC for the transfer of the Liquor License), and (ii) Seller's execution, delivery and performance of this Agreement do not and will not violate, and are not restricted by, any other contractual obligation or any applicable Law to which Seller is a party or by which Seller or any of the property comprising the Property is bound.

               6.2.3 LAWSUITS. As of the date of this Agreement, there are no lawsuits filed and served against Seller whose outcome could adversely affect Seller's ability to perform its obligations under this Agreement.

               6.2.4 BROKER. Except Seller's Broker, Seller has not engaged or dealt with any broker, finder or similar agent in connection with the transactions contemplated by this Agreement.

               6.2.5 NON-FOREIGN STATUS. Seller is not a "FOREIGN PERSON" as defined in Section 1445(f)(3) of the Code.

               6.2.6 VALIDITY OF AGREEMENT. This Agreement constitutes, and all other documents required by this Agreement to be executed by Seller shall constitute when so executed, the valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

               Notwithstanding anything to the contrary in this Agreement, information possessed by or known to any person or entity other than Seller (including the Hotel Manager or Seller's consultants, agents and advisors or their respective employees or representatives) shall not be imputed or attributed to Seller. All of the representations and warranties contained herein are qualified by any written disclosures made to Buyer by or on behalf of Seller prior to the expiration of the Due Diligence Period (or November 10, 1998, if Seller delivers the Seller Acceleration Notice). Promptly upon becoming aware of any event or circumstance which makes any representation or warranty of Seller hereunder materially untrue or misleading, Seller shall provide Buyer with written notice of such event or circumstance and Seller shall have an opportunity to cure such matter, (and such right to cure shall not limit the effect of SECTION 9.1.3). Notwithstanding anything to the contrary contained herein, Seller shall have no liability with respect to any representations and warranties if, prior to Closing, any of John Saer, Scott Dalecio, Whit Markowitz or Gary Beasley discovers or learns of information from whatever source that contradicts any of Seller's representations and warranties or renders any of the foregoing representations and warranties untrue or incorrect and Buyer nevertheless consummates the transaction contemplated by this Agreement.

       6.3 BY BUYER. Buyer represents and warrants to Seller that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing:

               6.3.1 AUTHORITY. Buyer is (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) qualified to do business in all states where such qualification is necessary; and (iii) duly authorized, qualified and licensed to do all things required of it under or in connection with this Agreement. This Agreement and all agreements and documents executed by Buyer in connection herewith have been duly authorized by all necessary company action.

               6.3.2 CONSENTS. No government, internal or other third-party approvals or consents which have not already been obtained are required for Buyer's execution and delivery of, or performance of obligations under, this Agreement, and Buyer's execution and performance of this Agreement do not and will not violate, and are not restricted by, any other contractual obligation or applicable Law to which Buyer is a party or by which Buyer is otherwise bound.

               6.3.3 LAWSUITS. As of the date of this Agreement, there are no lawsuits filed and served against Buyer or, to Buyer's knowledge, otherwise pending or threatened whose outcome could adversely affect Buyer's ability to purchase the Hotel and otherwise perform its obligations under this Agreement.

               6.3.4 BROKER. Except for Seller's Broker, Buyer has not engaged or dealt with any broker, finder or similar agent in connection with the transaction contemplated by this Agreement.

               6.3.5 VALIDITY OF AGREEMENT. This Agreement constitutes, and all other documents required by this Agreement to be executed by Buyer when so executed shall constitute, the valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

               6.3.6  INVESTIGATIONS; PURCHASE "AS IS"

                      6.3.6.1 During the Due Diligence Period, Buyer and its agents, representatives and consultants will be afforded access to the documents and information relating to the Property delivered pursuant to SECTION 5.1. Buyer acknowledges and agrees that on June 15, 1998, Seller acquired the Property from GWC following a limited due diligence period pursuant to a deed in lieu of foreclosure. Other than the FF&E Inventory, Seller has not and will not receive a complete inventory of FF&E or other personal property. As part of such transactions, GWC continues to manage the Hotel for Seller pursuant to the Hotel Management Agreement. Accordingly, most of the information regarding the Property delivered or made available to Buyer by or on behalf of Seller was prepared by third parties not under the control or direction of Seller. Seller has not made, and does not make, any representations or warranties as to the accuracy or completeness of such information except as expressly set forth in this Agreement, and Seller shall have no liability if any such information is inaccurate, misleading or incomplete. Possession of documents by Hotel Manager is not deemed to be within Seller's possession or control, but Seller shall use its best efforts to cause the Hotel Manager to provide any documents in its or its Affiliates' possession or control.

                      6.3.6.2 Buyer shall conduct its own investigation of the Property, make all inquiries, inspections, tests, audits, studies and analyses that it deems necessary or desirable in connection with purchasing the Property (subject to the provisions of this Agreement), and approve or disapprove in its sole discretion the results of its investigations regarding the Property (including engineering, structural and other tests with respect to the physical condition of the Property, economic feasibility studies, soils and geological reports, zoning, entitlement and other land use matters, the status of title to the Property, survey matters, parking rights, reviews of books, records and financial statements, projections relating to the operation of the Hotel, review of the documents delivered to Buyer pursuant to
               SECTION 5.1, licenses and permits necessary to operate the Property (and the assignability of any existing License and Permit), and other documents obtained or prepared by or for Buyer in connection with its review). In determining whether to purchase the Property, Buyer is relying solely on the express representations and warranties of Seller set forth in
               SECTION 6, and on its own inspections, tests, audits, studies and investigations of the Property, and on Buyer's own judgment with respect thereto.

                      6.3.6.3 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6, BUYER IS BUYING THE PROPERTY WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER, BY SELLER, ITS AGENTS, BROKERS, ADVISORS, CONSULTANTS, COUNSEL, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, OR AFFILIATES. AS A MATERIAL INDUCEMENT TO SELLER IN AGREEING TO SELL THE PROPERTY TO BUYER, BUYER IS PURCHASING THE PROPERTY IN ITS "AS-IS," "WHERE IS" CONDITION, WITH ALL FAULTS, AND SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO BUYER WITHOUT BUYER'S EXPRESS AGREEMENT TO THE FOREGOING.

                      6.3.6.4 WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO PERSONAL PROPERTY, FIXTURES, AND ALL OF THE OTHER PROPERTY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS; AND
               (D) ANY IMPLIED OR EXPRESS WARRANTY WITH RESPECT TO THE CONDITION OF THE PROPERTY, ITS COMPLIANCE WITH ANY LAWS, THE PAST OR PROJECTED FINANCIAL CONDITION, PERFORMANCE, AND OPERATING RESULTS OF THE HOTEL (INCLUDING INCOME OR EXPENSES THEREOF OR OCCUPANCY RATES THEREFOR) OR THE USES PERMITTED ON, THE DEVELOPMENT REQUIREMENTS FOR, OR ANY OTHER MATTER OR

               THING RELATING TO THE PROPERTY OR ANY PORTION THEREOF, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 6 AND THE CLOSING DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

               Buyer acknowledges that, to the extent required to be operative, the disclaimers of warranties contained in this
               SECTION 6.3.6 are "conspicuous" disclaimers for purposes of any applicable Law.

               Notwithstanding anything to the contrary contained herein, Buyer shall have no liability with respect to any representations and warranties if, prior to Closing, any of Lance Graber, Bernard Siegel or Keith Hansen discovers or learns of information from whatever source that contradicts any of Buyer's representations and warranties or renders any of the foregoing representations and warranties untrue or incorrect and Seller nevertheless consummates the transaction contemplated by this Agreement.

       6.4     WAIVER AND RELEASE.

                6.4.1 EXCEPT FOR A CLAIM MADE UNDER THIS SECTION 6 FOR A BREACH OF CONTRACTUAL REPRESENTATION, FRAUD OR ANY OTHER BREACH BY SELLER HEREUNDER, BUYER HEREBY WAIVES AND RELINQUISHES, AND RELEASES THE SELLER PARTIES FROM, ANY AND ALL CLAIMS AGAINST THE SELLER PARTIES OR ANY OF THEM BASED ON (A) A FAILURE TO DISCLOSE TO BUYER ANY INFORMATION REGARDING THE PROPERTY OR ON ANY MISREPRESENTATION REGARDING THE PROPERTY (INCLUDING ANY DEFECTIVE, HAZARDOUS OR UNLAWFUL CONDITION WHICH SELLER SHOULD BE AWARE OF OR WHICH COULD BE DISCOVERED THROUGH AN INSPECTION OF THE PROPERTY OR THE PROPERTY RECORDS), OR (B) ARISING FROM OR RELATED TO THE EXISTENCE OR PRESENCE OF HAZARDOUS SUBSTANCES IN, ON, UNDER OR ABOUT THE HOTEL OR THE VIOLATION OF ANY PROPERTY WITH ANY ENVIRONMENTAL LAWS.

               6.4.2 BUYER UNDERSTANDS THAT SUCH WAIVER AND RELEASE INCLUDES STATUTORY AS WELL AS "COMMON LAW" AND EQUITABLE RIGHTS AND REMEDIES AND THAT IT COVERS POTENTIAL CLAIMS OF WHICH BUYER MAY BE CURRENTLY UNAWARE OR UNABLE TO DISCOVER. BUYER ACKNOWLEDGES THAT THE FOREGOING WAIVER AND RELEASE IS OF MATERIAL CONSIDERATION TO SELLER IN ENTERING INTO THIS AGREEMENT, THAT BUYER'S COUNSEL HAS ADVISED BUYER OF THE POSSIBLE LEGAL CONSEQUENCES OF MAKING SUCH WAIVER AND RELEASE AND THAT BUYER HAS TAKEN INTO ACCOUNT, IN AGREEING TO PURCHASE THE PROPERTY AT THE PURCHASE PRICE SPECIFIED HEREIN, SELLER'S DISCLAIMER OF ANY WARRANTIES AND REPRESENTATIONS REGARDING THE PROPERTY OTHER THAN THOSE EXPRESSLY SET FORTH HEREIN. BUYER ALSO ACKNOWLEDGES THAT CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS, AND

       THAT THE PROTECTION AFFORDED BY SAID CODE SECTION IS HEREBY WAIVED:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                        JKS
                       -----
                       BUYER

               The waivers and release set forth in this SECTION 6 shall survive the Closing.

       6.5 SURVIVAL AND LIMITATIONS. The Parties' representations and warranties set forth in this SECTION 6 (and their respective liability for any breach thereof) shall survive Closing for a period of twelve (12) months and shall not be deemed to merge into any of the Closing Documents; PROVIDED, HOWEVER, Seller shall have no liability to Buyer for any breach of such representations and warranties unless:

               6.5.1 The facts constituting such breach have not been disclosed to Buyer in writing by Seller prior to Closing and Buyer nevertheless consummates the transaction contemplated hereby.

               6.5.2 Buyer has given Seller written notice claiming such breach, and stating in reasonable detail the factual basis for such claim, within twelve (12) months after the Closing Date;

               6.5.3 The loss from any single breach of Seller's representations and warranties (or, if Buyer incurs losses from a series of repetitive breaches of substantially identical matters), the aggregate losses for such breaches exceeds Twenty-Five Thousand Dollars ($25,000);

               6.5.4 The aggregate losses from all breaches of Seller's representations and warranties satisfying the requirement in SECTION
       6.5.3 herein exceeds Five Hundred Thousand Dollars ($500,000) and then only to the extent that such aggregate losses exceed Five Hundred Thousand Dollars ($500,000); and

               6.5.5 Notwithstanding anything to the contrary herein, in no event shall Seller's aggregate liability for all breaches of its representations and warranties herein exceed Thirty Million Dollars ($30,000,000).

       6.6 NOTICE OF SUBSEQUENT EVENT OR DISCOVERY. Prior to Closing, Buyer and Seller shall each give the other prompt notice of its discovery of any event or condition which has the effect of making any representations and warranties contained in SECTION 6 materially inaccurate. From and after the Closing, Buyer shall in good faith endeavor to notify Seller within thirty
(30) days after discovery thereof by the Hotel general manager, controller, John Saer, Scott Dalecio,

Whit Markowitz, or Gary Beasley of actual knowledge of any condition or state of facts which constitutes a breach of any such representations and warranties. If Buyer fails to timely notify Seller of such breach (despite any good faith endeavor), Buyer shall be conclusively deemed to have waived such breach.

7.     OPERATION OF THE HOTEL PENDING CLOSING AND OTHER AGREEMENTS.

       7.1 ORDINARY COURSE. Seller shall cause the Hotel Manager to operate the Hotel in the Ordinary Course and except for emergencies, shall not cause, approve or permit any material change in the operations of the Hotel (except with Buyer's prior written approval which shall not be unreasonably withheld or delayed and, with respect to the matters set forth in SECTIONS 7.1.5 and 7.1.7 through 7.1.9, which after the Approval Date, may be withheld in Buyer's sole and absolute discretion) including, without limitation, the following:

               7.1.1 The making of any material alterations or other material changes in the Hotel Improvements except as may be currently required by applicable Law, the ADA Compliance Obligations, or in accordance with the Capital Expenditure Plan.

               7.1.2 The cancellation or surrender of any existing License and Permit for the Hotel.

               7.1.3 The making, termination or material modification of any Lease (except that a Lease may be terminated for failure on the part of the Tenant to pay rent for more than three (3) months or other material breach by the Tenant), which new or amended agreements will survive the Closing without obtaining Buyer's prior written consent.

               7.1.4 The making, termination or material modification of any Service Contract or Equipment Lease, without obtaining Buyer's prior written consent (and except that any Service Contract or Equipment Lease may be terminated for material breach thereof by the vendor or lessor, as applicable).

               7.1.5 The sale, conveyance, assignment, encumbrance or other transfer of the Hotel or any portion thereof or any rights to use or occupy the same (except as permitted in SECTION 7.1.3 or for Occupancy Commitments entered into by Seller, or by Hotel Manager as agent for Seller, in accordance with this SECTION 7.1.5). Notwithstanding the foregoing, Seller may continue to accept Bookings, Booking Deposits and other Occupancy Commitments for periods after the Closing in the Ordinary Course (provided that any Bookings or Occupancy Commitments for the period after the Closing Date (or after December 18, 1998 if Buyer so elects pursuant to SECTION 8.12) shall be made on prevailing rates and terms given to non-affiliated third parties), and, after the Closing, Buyer shall honor all such Bookings, Booking Deposits (to the extent Buyer receives a credit therefor) and Occupancy Commitments in accordance with their terms.

               7.1.6 The making of any group Bookings (i.e., any group Booking pursuant to a written contract) for the period after the Closing Date (or after December 18, 1998 if Buyer so elects pursuant to SECTION 8.12) without Buyer's written consent, which consent shall not be unreasonably withheld or delayed. Buyer may not withhold consent to group Booking which are consistent taken as a whole with the terms and conditions of group booking made during the past twelve months. Buyer shall approve or disapprove of any proposed group Booking within one (1) day after Seller provides Buyer's on-site marketing personnel with a proposal for a group Booking. Buyer's failure to affirmatively approve or disapprove of the proposal within one (1) day shall be conclusively deemed to be Buyer's approval of such group Booking. Any group Booking approved or deemed approved by Buyer shall be assumed liabilities of Buyer after the Closing.

               7.1.7 The imposition of any liens or encumbrances with respect to the Property or any portion thereof, which would survive the Closing, except for the Mortgages and to the extent such lien or encumbrance is bonded against to Buyer's reasonable satisfaction or attributable to the activities of Buyer or its agents.

               7.1.8 The termination of the employment of any Hotel Employee (except for cause) or hiring of any new Hotel Employee or modifications in terms and conditions of the employment of any Hotel Employee, except to the extent made in the Ordinary Course (it being understood and agreed, however, that Seller shall cause the employment of all such Hotel Employees at the Hotel to be terminated as provided in Section 8).

               7.1.9 The granting of any license or sublicense with respect to the Project Names, except to the extent expressly permitted in accordance with the terms and conditions of this Agreement.

As used in this SECTION 7, an agreement or series of related agreements (or an amendment to an agreement or series of related agreements) is not "material" unless it is binding on Buyer after the Closing. Except as otherwise expressly provided in this SECTION 7.1, Buyer shall approve or disapprove of any action proposed by Seller for which Buyer's approval is required hereunder as soon as practicable but within not more than five (5) day after Seller requests Buyer's approval for such action. Buyer's failure to affirmatively approve or disapprove of the proposed action with five (5) days shall be conclusively deemed to be Buyer's approval of such action.

       7.2 FF&E AND INVENTORY. No portion of the FF&E will be removed from the Real Property without the written consent of Buyer except in the Ordinary Course and unless replaced by Seller prior to the Closing with FF&E of comparable or higher quality and value. FF&E shall be maintained, repaired and replaced by Seller in the Ordinary Course. Seller shall purchase and maintain levels of Inventory, Liquor Inventory, Expendables and Consumables in the Ordinary Course.

       7.3 NOTICES. Seller shall promptly deliver to Buyer a copy of any notice received by Seller prior to the Closing from (i) any Governmental Authority alleging a violation of any applicable Law, or (ii) a party to any Service Contract, Lease or Equipment Lease alleging a default by Seller under any such document. Seller shall use its best efforts to cause Hotel Manager to promptly deliver to Buyer copies of such notices received by Hotel Manager.

       7.4 INSURANCE. Seller shall maintain in effect through the Closing insurance coverage that is comparable or better than the existing insurance coverage for the Hotel.

       7.5 HOTEL MANAGEMENT AGREEMENT; TSA LEASES. Buyer shall not assume any obligations under the Hotel Management Agreement or the TSA Leases, and Seller shall cause the Hotel Management Agreement and the TSA Leases to be terminated as of Closing. Seller shall be solely responsible for the costs of terminating the Hotel Management Agreement and the TSA Leases and such costs shall not be Accounts Payable. At Closing, Seller shall deliver possession of the Property to Buyer free and clear of any possessory or other rights of the Hotel Manager, its Affiliates or of the tenants under the TSA Leases (except to the extent Buyer executes new leases with TSA Management). Seller shall remain responsible for all amounts due GWC and its Affiliates under the Hotel Management Agreement or otherwise and shall hold harmless, indemnify and defend Buyer and Buyer's Affiliates and each of their respective officers, directors, shareholders, agents, and employees, and each of their successors, heirs, and assigns (collectively, the "BUYER PARTIES") from and against any Claims therefor. If TSA Management so desires, Buyer shall negotiate with TSA Management for the extension of any TSA Lease on market rents, for a term and other terms and conditions as may be acceptable to TSA Management and Buyer; provided, however, Buyer and Seller acknowledge and agree that the foregoing shall not be deemed to require Buyer to enter into any new lease with TSA Management for any space covered by a TSA Lease unless approved by Buyer in its sole and absolute discretion.

       7.6     LIQUOR LICENSE(S) AND INVENTORY.

               7.6.1 APPLICATION FOR NEW LICENSES. Buyer shall be responsible, at its sole cost and expense, for preparing, filing and prosecuting all applications before the MLC for (i) the issuance of a temporary liquor license effective as of the Closing Date, and (ii) the transfer of the Liquor License or issuance of a new liquor license at the Hotel to Buyer or its nominee following Closing in accordance with the Liquor License Agreement. Immediately after November 10, 1998, Buyer may commence and pursue the application process for the issuance of a temporary liquor license and the transfer of the Liquor License or issuance of a new liquor license to Buyer pursuant to applicable MLC requirements. Seller shall cooperate, and shall use reasonable efforts to cause the Liquor Licensee (if other than Seller) to cooperate, with Buyer in such applications as Buyer may reasonably request (but without any obligation on the part of Seller or the Liquor Licensee to incur out-of-pocket expense or liability in doing
       so) in accordance with the Liquor License Agreement. Buyer shall keep Seller informed as to the status and progress of its applications before the MLC. Buyer shall use its best efforts to obtain a temporary liquor license and transfer of the Liquor License or issuance of a new liquor license and Buyer shall cooperate with Seller in connection therewith. Notwithstanding anything contained in this
       SECTION 7.6 to the contrary, Seller shall be liable for the payment of any and all of Seller's tax liabilities required to be paid to the Hawaiian tax authorities attributable to the period prior to Closing as a precondition to the transfer of the Liquor License to Buyer or the issuance of a new liquor license to Buyer pursuant to applicable MLC requirements. If no temporary liquor license is issued to Buyer as of the Closing Date, Seller, if it is the Liquor Licensee, shall in good faith negotiate an agreement between Buyer and Seller whereby the activities for which a liquor license may be required under applicable MLC requirements at the Hotel may be conducted by Seller (to the extent permissible); provided, however, (i) such arrangement shall be at no cost to Seller and (ii) Buyer shall indemnify defend and hold harmless Seller Parties from and against Claims arising from such arrangement and the sale of alcoholic beverages at the Hotel.

               7.6.2 TRANSFER OF LIQUOR INVENTORY. Notwithstanding any other provision of this Agreement, the Liquor Inventory shall be sold and transferred to Buyer (or Buyer's nominee) only in such manner as complies with applicable alcoholic beverage control Laws and the terms of the Liquor License. In no event shall there be a reduction in the Purchase Price or a proration credit in Buyer's favor if, as of the Closing, the Liquor Inventory is not able to be sold and transferred in a manner complying with the applicable alcoholic beverage control laws and the terms of the Liquor License; provided, however, if Seller is required by such Laws to dispose of the Liquor Inventory other than by sale or transfer to Buyer or Buyer's nominee, any net proceeds to Seller from such disposition shall be credited against the Purchase Price at, or paid over to Buyer after, Closing, unless prohibited by Law.

       7.7 PROJECT LOGO. Buyer acknowledges that prior to the date hereof, Seller's predecessor in interest granted an oral license (i) to the Grand Waikapu Golf Course ("GRAND WAIKAPU"), to use the Project Logo in connection with operations at Grand Waikapu and (ii) an oral license to Yuri Takano ("SPA LICENSEE"), to use the Project Logo and the name "Spa Grande" in connection with the operation of various "Spa Grandes" in Japan. Seller will use commercially reasonable efforts to cause Grand Waikapu to enter into a written license agreement on terms and conditions satisfactory to Buyer prior to Closing. Buyer acknowledges that from and after the Closing, Buyer's rights to the Project Logo will be subject to the right, if any, of (i) Grand Waikapu to continue to use the Project Logo in a manner substantially consistent with Grand Waikapu's current use of the Project Logo; and (ii) the Spa Licensee to continue to use the Project Logo and the name "Spa Grande" in a manner substantially consistent with the Spa Licensee's current use of the Project Logo and the name "Spa Grande"; provided, however that the foregoing shall not be deemed or construed to limit Buyer's right to terminate such licenses.

       7.8 GUEST MEMBERSHIP PROGRAM. Prior to the Approval Date, Buyer shall deliver written notice to Seller electing to either (i) acquire the assets of the Guest Membership Program in accordance with the terms of the GWRHS Agreement, or (ii) terminate the Guest Membership Program. If the Guest Membership Program has not been terminated prior to Closing, Seller will cause to be transferred to Buyer all outstanding deposits held or required to be held from members in the Guest Membership Program in accordance with the GWRHS Agreement. Whether or not the Guest Membership Program is terminated, Buyer shall honor post-Closing reservations made by such members for accommodations for the period following Closing in accordance with the terms and conditions of each member's agreement with GWRHS. If Buyer elects to acquire the assets of the Guest Membership Program, at Closing Buyer and Seller shall enter into such transfer documents as are reasonably required by Seller and Buyer. Buyer shall indemnify, defend and hold Seller Parties harmless from and against all Claims arising out of or in connection with Buyer's operation or termination of the Guest Membership Program after the Closing; provided, however that Buyer shall have no liability with respect to (i) Claims made by members for the return of deposits made pursuant to the Guest Membership Program to the extent that Buyer did not receive a credit for or was not transferred such outstanding deposit at Closing, and (ii) reservations for the period after Closing made pursuant to the Guest Membership Program which were not disclosed or made available to Buyer during the Due Diligence Period (or prior to November 10, 1998, if Seller delivers the Seller Acceleration Notice). Within the terms and conditions of the Guest Membership Program, Buyer shall return the deposit provided by any member pursuant to its agreement and take such other measures permitted under the Guest Membership Program in order to mitigate any damages payable hereunder.

       7.9 LOT 462 LICENSE AGREEMENT. During the Due Diligence Period, Seller shall use its best efforts to obtain a written license agreement from the owner of Lot 462 allowing the owner of the Hotel to use Lot 462 for group functions in connection with group Bookings entered into prior to the date hereof.

       7.10 FIRST MORTGAGE LOAN. From and after the Effective Date to the Closing Date, Seller shall pay all monetary obligations due or otherwise allocable under the loan documents evidencing the First Mortgage Loan for the period prior to the Closing Date.

       7.11 ASSUMED CONTRACTS. Buyer shall assume all Leases other than the TSA Leases. Prior to the Approval Date, Buyer shall deliver written notice to Seller of any Equipment Lease or Service Contract that is terminable on thirty (30) days or fewer notice and that Buyer elects not to assume at Closing. Buyer shall assume all other Service Contracts and Equipment Leases. Seller shall terminate all contracts with respect to the Hotel that are not Assumed Contracts prior to or at Closing. Buyer shall indemnify, defend and hold Seller Parties harmless from and against all Claims arising out of or in connection with the Assumed Contracts from and after the Closing. Seller shall indemnify, defend and hold Buyer Parties harmless from and against all Claims arising out of or in connection with the Assumed Contracts prior to Closing. Buyer's assumption of the Assumed Contracts shall in all events be subject to the truth of Seller's representations and warranties expressly set forth in this Agreement.

       7.12 REPORT OF BULK SALE. At or prior to the Closing, Seller shall file a Report of Bulk Sales with the State of Hawaii, Department of Taxation, pursuant to the requirement of Section 237-43 of the Hawaii Revised Statutes and provide Buyer with a copy thereof bearing the Certificate of the Director of Taxation of the State of Hawaii (the "BULK SALES CERTIFICATE").

       7.13 NOTICE OF PURCHASE. Seller shall file a Notice of Purchase (the "NOTICE OF PURCHASE") with the State of Hawaii, Department of Taxation not less than ten (10) days prior to Closing, pursuant to the requirements of
Section 231-33 of the Hawaii Revised Statues and provide Buyer with a copy thereof.

       7.14 PARKING PARCELS. Buyer acknowledges and agrees that Seller is obligated to convey the Parking Parcels to the County of Maui and that Seller may do so prior to Closing, in which event the Parking Parcels shall not be conveyed to Buyer at Closing and there shall be no adjustment to the Purchase Price. If Seller does not convey the Parking Parcels to the County of Maui prior to Closing, the Parking Parcels will be conveyed to Buyer at Closing as part of the Property pursuant to the Deed and subject to the County of Maui's right to receive such a conveyance after Closing. If Seller does not convey the Parking Parcels to the County of Maui prior to Closing, Buyer shall indemnify, defend and hold Seller Parties harmless from and against all Claims arising out of or in connection with the Parking Parcels from and after the Closing.

       7.15 SAFLOK UPGRADE. Prior to Closing, Seller shall use its best efforts to cause the Saflok door lock system to be upgraded to be Year 2000 Compliant under the extended maintenance contract without cost to Buyer. Buyer acknowledges and agrees that Buyer may elect to assume the Saflok extended maintenance contract and that other than the immediately preceding sentence Seller shall have no liability with respect to whether the Saflok system is Year 2000 Compliant after Closing.

8. PRORATIONS, CREDITS AND OTHER ADJUSTMENTS. Except as otherwise expressly provided in this Agreement, all income and expenses of the Property with respect to the period prior to the Proration Time shall be for the account of Seller and all income and expenses of the Property with respect to the period from and after the Proration Time shall be for the account of Buyer, in all cases without duplication.

       8.1 PRORATION OF TAXES. All Taxes for a period in which Closing occurs shall be prorated between Seller and Buyer as of the Closing Date, based on the most recent tax bills then available. Seller shall be charged with said proration for the period through the day prior to the Closing Date and Buyer shall be charged with said proration for the period from and after the Closing Date. Such proration shall satisfy the obligation of Seller to Buyer with respect to all Taxes on the Property for the tax fiscal year in which the Closing Date occurs and all prior tax fiscal years. Buyer shall acquire the Property subject to all Taxes levied against the Property after the Closing or which otherwise constitute Permitted Exceptions (including any increase in ad valorem taxes on account of the transaction contemplated by this Agreement) except to the extent such Taxes are expressly made Seller's responsibility hereunder. Seller shall pay at Closing all room occupancy and use taxes due and payable with respect to the Hotel for the period prior to the Closing, and Buyer shall pay all room occupancy and use taxes due and payable with respect to the Hotel for the period on and after the Closing. Seller and Buyer each shall pay fifty percent (50%) of all room occupancy and use taxes due and payable with respect to the Hotel for the night commencing prior to and ending on the day on which the Proration Time occurs. Seller shall be solely responsible for the payment of all sales tax due with respect to sales by Seller of goods and services held for resale in the ordinary course of business at the Hotel for the period prior to the Closing. Buyer shall be solely responsible for the payment of all sales tax due with respect to sales by Buyer of goods and services held for resale in the course of business at the Hotel for the period on and after the Closing.

       8.2 PRORATION OF EXPENSES. The following items of expense with respect to any portion or aspect of the Property shall be prorated between Seller and Buyer as of the Closing Date:

               8.2.1 Periodic charges under Assumed Contracts (such as monthly rents or fixed periodic charges), but not charges made on a per-order or per-call basis.

               8.2.2  Utility charges (but excluding any utility deposits).

               8.2.3 All other operating expenses of the Hotel of a strictly periodic nature, other than Employee Obligations (and not based upon specific orders for goods or services).

       8.3 CREDITS TO BUYER. At the Closing and without limiting Seller's representations and warranties, Buyer shall assume all of the obligations of Seller under the Leases, Occupancy Commitments and Bookings as of the Proration Time, including obligations with respect to any prepaid rents or other amounts under the Leases, tenant security deposits and Booking Deposits not earned as of the Proration Time, and Buyer shall receive a credit against the Purchase Price at the Closing in an amount equal to (i) all such amounts (and, therefore, Seller shall have the right to retain any amounts relating to such items on deposit in Seller's account), (ii) the value of gift certificates, donations, free rooms and trade outs, all determined at face value, (iii) amounts required to complete the Capital Expenditure Plan, (iv) (without duplication) $386,000 representing the capitalized cost of the Fidelio Agreements, and (v) interest on the First Mortgage Loan allocable to the period before the Closing to the extent not paid by Seller prior to or on the Closing Date. All prepaid rents and other amounts under the Leases, tenant deposits and Booking Deposits as of the Proration Time shall be the obligation of Buyer after the Closing to the extent Buyer receives a credit therefore.

       8.4 CREDITS TO SELLER. In addition to any other credit set forth in this SECTION 8, Seller shall receive a proration credit equal to the sum of (i) all costs and expenses incurred by Seller for capital projects (other than the Capital Expenditure Plan) specifically requested by Buyer, (ii) the aggregate balance of all Cash Banks at the Hotel as of Closing, (iii) for prepayments by Seller under Assumed Contracts, security deposits under the Equipment Leases or Service Contracts and utility deposits owed to Seller and assigned to Buyer at Closing, and (iv) credits pursuant to SECTION 8.12. If the MLC prohibits Buyer from purchasing the Liquor Inventory at Closing, Buyer shall deposit the value, at Seller's cost, of the Liquor Inventory, in Escrow (with a corresponding debit to the Purchase Price). Upon Buyer receiving approval of the transfer of the Liquor License to Buyer pursuant to the Liquor License Agreement, the amount deposited for the Liquor Inventory, together with any interest accrued thereon, shall be released to Seller and title to the Liquor Inventory shall pass to Buyer pursuant to the terms of the Liquor License Agreement.

       8.5 ACCOUNTS RECEIVABLE. At the Closing, Seller shall assign to Buyer the Accounts Receivable (as shown on the books of the Hotel as of the Proration Time), and the Purchase Price shall be increased by an amount equal to the sum of: (1) 95% of the amounts owed from credit card companies pursuant to signed credit card receipts, regardless of whether such credit card receipts have been delivered by Seller to the credit card companies (net of fees payable in connection with the processing of credit card charges), plus (2) 75% of the amount of all other Accounts Receivable past due 90 days or less (excepting, however, amounts due from transient guests for lodging and other items on the night commencing prior to and ending on the day on which the Proration Time occurs), plus (3) one-half of the amounts due from transient guests for lodging and other items on said night (or, to the extent that such transient guests settle their accounts with a credit card, Seller shall receive 95% of the amount described in this clause (3)). All Accounts Receivable as of the Proration Time for which the Purchase Price is so increased, and all accounts receivable arising out of Hotel operations from and after the Proration Time, shall be the property of Buyer after the Closing, subject to the following reconciliations: (x) on the date that is three (3) months after the Closing Date, and again on the date that is six (6) months after the Closing Date, Buyer shall pay Seller any amounts received by Buyer from and after the Closing on account of the Accounts Receivable in excess of the payment Seller receives at the Closing for the Accounts Receivable (or, with respect to the six-month reconciliation, in excess of payments received by Seller at the Closing and at the three-month reconciliation), and (y) upon completion of the six-month reconciliation, if it is determined that Seller has received payments on account of Accounts Receivable greater than amounts collected by Buyer after the Closing with respect thereto, then Seller promptly shall reimburse Buyer for such excess amount, and Buyer shall re-assign to Seller the right to collect any Accounts Receivable remaining unpaid as of such date. After the reconciliations made pursuant to the preceding sentence, there shall be no further adjustment between Seller and Buyer with respect to Accounts Receivable.

       8.6 ACCOUNTS PAYABLE. At the Closing, Buyer shall assume all of the Accounts Payable (as shown on the books and records of the Hotel as of the Proration Time), and Buyer shall receive a credit against the Purchase Price in an amount equal to the Accounts Payable (excepting, however, amounts, if any, due with respect to goods or services not received by Seller as of the Proration Time and to be furnished by the supplier thereof after the Proration Time, and less any discounts then available in the ordinary course of business for the prompt payment of the Accounts Payable). For any Accounts Payable for which Buyer did not receive a credit at Closing (the "UNCREDITED AP"), Buyer will send such Uncredited APs to Seller and Seller will determine in good faith as soon as reasonably practicable whether to pay the Uncredited AP. If Seller elects to pay the Uncredited AP, Seller will notify in writing Buyer and Buyer shall promptly pay the Uncredited AP. If Seller determines not to pay the Uncredited AP, Seller shall so notify Buyer (or if Seller fails to respond), then Seller shall be solely responsible for such Uncredited AP. In no event shall Buyer be deemed to have assumed
Uncredited APs.   Buyer shall pay the Accounts Payable until the first to
occur of (i) ninety (90) days after Closing, and (ii) such time as the amount of unpaid Accounts Payable for which Buyer did not receive a credit exceeds $400,000, at which time Seller shall reimburse Buyer for all Uncredited AP paid by Buyer, Buyer shall thereafter forward all such Uncredited AP to Seller and Seller shall thereafter pay them. Buyer shall have no responsibility for determining the validity of any Accounts Payable.

       8.7 ITEMS EXCLUDED FROM PRORATIONS. Notwithstanding any other provision of this Agreement to the contrary, no prorations shall be made or credit given for the following:

               8.7.1 Capital expenditures other than capital expenditures incurred in connection with a capital project requested in writing by Buyer (other than the Capital Expenditure Plan to the extent set forth in SECTION 8.3);

               8.7.2 Purchase orders for any Inventory, FF&E, Expendables, Consumables or Liquor Inventory not yet received by Seller as of the Proration Time;

               8.7.3 Costs and expenses associated with any contracts that are not Assumed Contracts, including the costs and expenses associated with terminating the same (which are Seller's sole cost and expense).

               8.7.4  Except as expressly provided for elsewhere in this
       SECTION 8, Property operating expenses of a non-periodic nature.

       8.8 BASIS OF PRORATIONS. Unless this SECTION 8 expressly provides otherwise: (A) all prorations hereunder with respect to the Property shall be made as of Proration Time, on the Closing Date, or, if Buyer elects pursuant to SECTION 8.12, the Economic Closing Date, (B) all prorations shall be made on an actual daily basis, and (C) for purposes of such prorations, all items of revenue and expense with respect to Hotel operations shall be classified and determined in accordance with Generally Accepted Accounting Principles.

       8.9 GUESTS' PROPERTY. All baggage or other property of Hotel guests checked or left in Seller's or Hotel Manager's care (other than property left in Hotel safe deposit boxes) as of the Closing shall be listed in an inventory to be prepared in duplicate by Seller and signed by Seller's and Buyer's representatives on the Closing Date. From and after the Closing Date, Buyer shall be responsible for all baggage and property listed in such inventory, and shall indemnify, defend and hold Seller Parties harmless from and against all Losses relating thereto. Seller shall indemnify, defend and hold Buyer Parties harmless from and against Losses for baggage and property not listed in such inventory but shown to have been left in Hotel Manager's care prior to the Closing Date (other than Losses caused by the negligence or willful misconduct of Buyer or its employees or agents). All baggage or other property of guests retained by Seller as security for unpaid Accounts Receivable shall be left at the Property without any responsibility or liability therefor on the part of Buyer (other than for Losses arising from the negligence or willful misconduct of Buyer or its employees or agents) for a period not to exceed 30 days after the Closing Date, within which time any such remaining baggage or other property shall be removed by Seller. Seller and Buyer acknowledge that property left in Hotel safe deposit boxes will not be inventoried and that the indemnifications set forth in this SECTION 8.9 shall not cover property left in Hotel safe deposit boxes (and from and after the Closing Date, Seller will have no liability for any property left in Hotel safe deposit boxes).

       8.10    PRORATION PROCEDURES.

               8.10.1 Not later than 9:00 a.m. Los Angeles time on the fifth Business Day prior to the scheduled Closing Date, Seller shall prepare and deliver to Buyer a draft settlement statement setting forth amounts to be prorated between Seller and Buyer at the Closing, together with reasonable documentation supporting the information set forth in such settlement statement. The draft settlement statement shall contain Seller's good faith estimate of the amounts (based on facts and circumstances then known to Seller), as of the anticipated Proration Time, of real and personal property taxes, room occupancy and use taxes, Accounts Receivable, Cash on Hand, Accounts Payable, rents and other amounts payable under the Leases, tenant security deposits and Booking Deposits not earned, and any other amount to be prorated between Seller and Buyer, or to be credited to either party, pursuant to this Agreement. Buyer shall review the draft settlement statement and, not later than 5:00 p.m. Los Angeles time on the second Business Day prior to the scheduled Closing Date, Buyer shall furnish to Seller any comments which Buyer may have with respect thereto, or any objection it may have to the amounts shown thereon, together with its reasons for such objection. Thereafter, Seller and Buyer (each acting reasonably and in good faith) shall attempt to resolve, prior to the Closing Date, any disagreement with respect to such draft settlement statement.

               8.10.2 Seller and Buyer shall cause the information set forth in the draft settlement statement to be updated with actual information available as of the Proration Time (and representatives of both Seller and Buyer shall participate in conducting any necessary inventories and compiling and verifying any necessary information as of the Proration Time for purposes of updating such settlement statement). Not later than 7:00 a.m. Los Angeles time on the Closing Date, Seller shall deliver to Title Company and Buyer a settlement statement for purposes of the Closing, which statement shall include the matters on which Seller and Buyer have agreed pursuant to SECTION 8.10.1, as updated with actual information as of the Proration Time (and, with respect to any matter on which Seller and Buyer still disagree as of such time, Seller's good faith determination of the amount in question as of the Proration Time will be used for purposes of Closing, subject to reconciliation after the Closing pursuant to
       SECTION 8.10.3). The amounts shown in such settlement statement shall be used in determining the amounts due to Seller and Buyer at the Closing, and Title Company shall rely conclusively thereon in settling the accounts of Buyer and Seller.

               8.10.3 As soon as reasonably practicable after the Closing (but in no event later than 90 days after the Closing, or, with respect to Accounts Receivable, six months after the Closing), Seller and Buyer (acting reasonably and in good faith) shall reconcile between themselves, outside of escrow, the amounts to be prorated pursuant to this Agreement, using any updated information with respect to such matters then available. Each party shall provide to the other reasonable access to the books, records, computer runs and other documents relating to the Hotel which contain information relevant to completing the final reconciliation. If the final reconciliation of prorations, as agreed to between Buyer and Seller, shows any amount due from Seller to Buyer, or vice versa, the party owing such amount shall pay such amount (in immediately available funds) within five Business Days after reaching agreement on the final reconciliation.

               8.10.4 If Seller and Buyer are unable to agree on a final reconciliation of the amounts to be prorated pursuant to this Agreement within 90 days after the Closing (or, with respect to Accounts Receivable, six months after the Closing), either party may submit the matter to the Accountant for determination. The Accountant shall review the information presented by Seller and Buyer regarding the proration matters on which Seller and Buyer disagree, and shall determine the matter in a manner consistent with the provisions of this SECTION 8 as a neutral arbitrator. The Accountant's determination shall be binding and conclusive upon both parties and enforceable in any court of competent jurisdiction. Seller and Buyer each shall pay 50% of the fees, charges and other expenses of the Accountant for making such determination. If the Accountant's determination discloses that either Seller or Buyer owes any sum to the other party, the party which owes such sum shall pay the full amount thereof within 15 Business Days after the Accountant's determination.

       8.11 EMPLOYEES. Seller has advised Buyer that pursuant to the Management Agreement, all Hotel Employees are employed by Hotel Manager. Seller shall cause Hotel

Manager and its Affiliates to terminate Seller's or Hotel Manager's (as applicable) employment of all of the Hotel Employees as of the close of business on the day immediately prior to the Closing Date. Seller and Buyer acknowledge that after the Approval Date (or earlier, if either the Seller Acceleration Notice or Buyer Acceleration Notice is delivered and the applicable Released Deposit is released to Seller), Buyer may interview applicants for employment, which may include the present Hotel Employees (and applicants not among the Hotel Employees) and will decide in its sole and absolute discretion whether to employ any of such Hotel Employees after the Closing Date. At the Closing, Seller shall cause the Hotel Manager to pay off or otherwise be responsible for all wages, salaries and accrued vacation pay and sick pay, medical insurance, fringe benefits and payroll taxes, if any, due to the Hotel Employees (other than the Severance Obligations) on account of such termination or otherwise due as of such day. To the extent feasible without compromising Buyer's right to set initial terms and conditions of employment, Buyer shall cause to be accepted a trustee-to-trustee transfer of the funds and obligations representing the Hotel Employees' interests in a "Section 401(k) plan" maintained by Hotel Manager for their benefit (among others) and shall cause the creation of accounts representing such interests in a similar plan, if one is created, maintained or established at Buyer's sole discretion by Buyer (or by the party, if other than Buyer, which Buyer causes to employ any Hotel Employees) provided that Buyer is satisfied that
(i) such 401(k) plan has received a favorable letter of determination as to its qualification under Section 401(a) of the Code, (ii) such plan has at all times been administered in conformity with the terms of said plan and ERISA, and (iii) all filing and notification requirements required to properly effect such transfer are timely observed and performed by Hotel Manager. Buyer shall be responsible for any and all contingent or actual Severance Obligations and shall have full and exclusive power and authority, notwithstanding anything contained herein to the contrary to resolve such matters. Buyer shall be responsible for severance obligations, if any, if Buyer assumes the employment contract of any non-Union employee of Seller or Hotel Manager.

               8.11.1 If Buyer gives a Notice to Proceed and delivers the Additional Deposit to Escrow Agent, Seller shall promptly (A) cause the Employee Notices to be delivered by certified mail to (i) Hotel Employees, (ii) the Director of the State of Hawaii Department of Labor, (iii) the Union, and (iv) the Mayor of Maui, (B) cause the Employee Notice to be posted at employee entrances, employee meeting rooms and employee locker rooms at the Hotel (collectively, the "APPROVED DELIVERY METHOD"). If Seller delivers the Seller Acceleration Notice, Seller shall deliver the Employee Notices by the Approved Delivery Method and in addition, Seller may cause the Employee Notice to be included with each Hotel Employee's paycheck (or paycheck stub, if the Hotel Employee's next paycheck is deposited directly into such Hotel Employee's bank account). Buyer acknowledges and agrees that it has approved the form of the Employee Notices and the Approved Delivery Method.

                       8.11.1.1 Buyer may elect to accelerate the delivery of the Employee Notices before the Approval Date by delivering written notice (the "BUYER ACCELERATION NOTICE") to Seller and Escrow Agent directing Seller to dispatch the Employee Notices in accordance with the Approved Delivery Method and causing the applicable Released Deposit to be delivered to Seller by wire transfer, in which case Seller shall within one (1) Business Day after receipt of the Buyer Acceleration Notice cause the Employee Notices to be dispatched in accordance with the Approved Delivery Method (excluding delivery by paycheck); provided, however, that the Employee Notice will be included in the next regularly scheduled paycheck if (A) Buyer so requests and (B) Buyer agrees to bear 100% of all DWA Penalties to the extent such penalties arise from also delivering the Employee Notice with the subsequent paycheck.

                       8.11.1.2 Seller may elect to accelerate the delivery of the Employee Notices before the Approval Date by delivering written notice (the "SELLER ACCELERATION NOTICE") to Buyer on or before November 11, 1998. On or before noon Hawaii time on November 12, 1998, Buyer shall notify Seller in writing whether Buyer will cause the applicable Released Deposit to be released to Seller in response to the Seller Acceleration Notice, in which case Seller shall cause the Employee Notices to be dispatched in accordance with the Approved Delivery Method on November 13, 1998 and Buyer will cause the Released Deposit to be delivered to Seller by wire transfer on November 13, 1998. If Buyer fails to respond to the Seller Acceleration Notice or does not agree in writing to the release of the Released Deposit within the time period specified, Seller may terminate this Agreement by delivering written notice to Buyer and Escrow Agent, in which case, Escrow Agent shall cause the Initial Deposit to be refunded to Buyer and this Agreement will terminate, except for those obligations which expressly survive termination.

                       8.11.1.3 If Buyer delivers the Buyer Acceleration Notice, Buyer and Seller each shall be responsible for fifty percent (50%) of the DWA Penalties, if any. If the Employee Notices are dispatched after Buyer's delivery of a Notice to Proceed in accordance with Section 8.11.1, or if Seller delivers the Seller Acceleration Notice, Seller shall be solely responsible for the DWA Penalties, if any. Notwithstanding anything to the contrary contained in this Agreement in all events, Buyer has sole liability and responsibility for (A) any DWA Allowance payable to a Hotel Employee, (B) any and all damages and liabilities resulting from the form of the Employee Notice, and (C) any and all damages and liabilities resulting from any violations of the WARN Act, in each case, irrespective of whether the Employee Notices are dispatched pursuant to a Buyer Acceleration Notice, Seller Acceleration Notice or after Buyer's delivery of a Notice to Proceed. Subject to the WARN Act and DWA obligations accepted by Buyer, nothing in this Agreement, express or implied, shall confer upon any Hotel Employee, or any representative of any such employee, any rights or remedies, including any right to employment, continued employment for any period, or any expectation of continued employment or seniority rights, of any nature whatsoever. Buyer shall have the exclusive right to establish its initial terms and conditions of employment.

               8.11.2 Buyer shall have no duty, obligation or liability to any Hotel Employee with respect to any Hotel Employee Obligations (other than the actual or contingent Severance Obligations) and, except as expressly provided for herein, the foregoing matters shall be the sole responsibility of Hotel Manager. Seller shall have no duty, obligation or liability to any Buyer Employee with respect to any Buyer Employee

       Obligations, and, except as expressly provided for herein, the foregoing matters shall be the sole responsibility of Buyer or the Person employing the Buyer Employees.

               8.11.3 Seller shall indemnify, defend and hold Buyer Parties harmless from and against any and all Claims arising from or relating to (i) any violation (or alleged violation) by Seller of any Law governing employment matters, or of any Collective Bargaining Agreement in effect with respect to Hotel Employees, occurring prior to the Closing Date (other than for violations or alleged violations under the WARN Act or the DWA, which have been allocated to Buyer in accordance with SECTION 8.11.1.3), and (ii) any Claims asserted by any Hotel Employees, the Union, Hotel Manager or its Affiliates, or another Person, based upon any Hotel Employee Obligations.

               8.11.4 Buyer shall indemnify, defend and hold Seller Parties harmless from and against any and all Claims arising from or relating to (i) any violation (or alleged violation) of the WARN Act, or any other Law governing employment matters, or any new collective bargaining agreement in effect with respect to the Buyer Employees, occurring after the Closing Date (other than violations or alleged violations under the WARN Act or the DWA, which have been allocated to Seller in accordance with SECTION 8.11.1.3), (ii) any Claims asserted by any Buyer Employees, the Union, or another Person, based upon any Buyer Employee Obligations, and (iii) the contingent or actual Severance Obligations.

               8.11.5  Intentionally Omitted.

       8.12 ECONOMIC CLOSING DATE. Notwithstanding anything to the contrary herein, if on or after December 18, 1998 Buyer (i) deposits into Escrow the cash balance of the Purchase Price in accordance with SECTION
3.1.4 and (ii) delivers written notice to Seller and Escrow Agent of its desire to affect the prorations, credits and adjustments set forth in SECTION 8 as of the Business Day immediately following the date the cash balance is deposited (which date shall be the "ECONOMIC CLOSING DATE"), then all prorations, credits and adjustments for purposes of SECTION 8 shall be determined as of the Proration Time on the Economic Closing Date (and Seller shall receive a credit at Closing equal to the difference between (a) the sum of all wages, salaries, accrued vacation pay and sick pay, medical insurance, fringe benefits and other amounts paid out by Seller at Closing to such Hotel Employees pursuant to SECTION 8.11, minus (b) the sum of such amounts as would have been paid by Seller to such Hotel Employees pursuant to SECTION
8.11 had the Closing actually occurred on the Economic Closing Date); provided, however, that all of Buyer's obligations for actual or contingent Severance Obligations shall be effective as of the Closing Date.

9.     CONDITIONS TO CLOSING.

       9.1 BUYER'S CONDITIONS PRECEDENT. Buyer's obligation to close the transactions contemplated by this Agreement shall be subject to timely satisfaction of each of the following conditions (each, a "BUYER'S CONDITION PRECEDENT"):

               9.1.1 NO TERMINATION. Buyer has not terminated this Agreement in accordance with SECTION 5 of this Agreement within the time periods described therein.


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

               9.1.2 PERFORMANCE OF SELLER'S OBLIGATIONS. Seller shall have timely performed, in all material respects, all of its obligations required under this Agreement to be performed by Seller at or before Closing.

               9.1.3 ACCURACY OF REPRESENTATIONS. Each of Seller's representations and warranties set forth in this Agreement shall be true and correct, in all material respects, as of Closing,

               9.1.4 TITLE POLICY. Title Company shall be committed to issue the Title Policy to Buyer as of the Closing Date.

               9.1.5 ESTOPPEL CERTIFICATES. Buyer shall have received and reasonably approved prior to the Approval Date executed estoppel certificates substantially in the form of EXHIBIT J attached hereto from each of the Tenants. If Seller is unable to obtain an estoppel certificate from any Tenant, then, in lieu thereof, Seller shall provide to Buyer a certificate pertaining to that tenant's Lease covering the same matters that would have been set forth in the Tenant's estoppel certificate (and if, after the Closing, Seller delivers to Buyer an estoppel certificate from a Tenant for whom Seller executed a Seller's certification at the Closing, then Seller thereafter shall be released from such certification). Subject to the preceding sentence, Seller's liability in connection with any Seller's certificate shall not merge into any instrument or conveyance delivered at the Closing; provided, however, any action, suit or proceeding with respect to the truth, accuracy or completeness of such certificate shall be commenced, if at all, on or before the date which is twelve (12) months after the Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

               9.1.6 SELLER'S DELIVERIES. Seller shall have delivered, or caused to be delivered to Escrow Agent, all of Seller's Closing Documents set forth in SECTION 11.2.

               9.1.7 FIRST MORTGAGE LOAN. Buyer is able to assume the First Mortgage Loan (and thereby satisfy $275,000,000 of the Purchase Price) provided that Buyer has complied with all covenants, conditions and requirements for the First Mortgage Loan and the assumption thereof to the extent specifically set forth in the documents provided by Seller to Buyer on or before November 10, 1998 (including, without limitation, delivery of all documents, notices, certificates and opinions and information and payment of all expenses required to be borne by the assuming party thereunder).

               9.1.8 CASUALTY. Buyer has not terminated this Agreement in accordance with SECTION 10 of this Agreement within the time periods described therein.

               The conditions precedent set forth in the SECTION 9.1 are solely for the benefit of Buyer and may be waived only by Buyer. Neither Seller nor Buyer shall act or fail to act for the intended purpose of permitting or causing any of the foregoing conditions precedent to fail. If any of the Buyer's Conditions Precedent have not been satisfied on or before the scheduled Closing Date, and such Buyer's Condition Precedent has not previously been waived by Buyer, Buyer may (i) waive such Buyer's Condition Precedent, in which event the transaction contemplated by this Agreement will close in accordance with the terms hereof, or (ii) terminate


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

this Agreement by delivering written notice of such termination (a "TERMINATION NOTICE") on or before the scheduled Closing Date. Notwithstanding the foregoing, if Buyer delivers such a Termination Notice, Seller shall have the right to extend the Closing Date for up to seven (7) Business Days in order to attempt to cause such Buyer's Conditions Precedent to be satisfied, which right shall be exercised (if at all) by Seller delivering to Buyer written notice of such extension within two (2) Business Days after Seller's receipt of such Termination Notice. If Seller so elects to extend the Closing Date, and Seller causes such Buyer's Conditions Precedent to be satisfied on or before the extended Closing Date, then the Closing shall occur on such extended Closing Date; otherwise, Buyer's Termination Notice shall become effective on the date Seller's extension expires. Buyer acknowledges and agrees that, other than as expressly set forth in SECTION 9.1.7, obtaining financing for its purchase of the Property is not a condition precedent to Buyer's obligation to purchase the Property, and Buyer may assume the First Mortgage Loan solely on the terms and conditions set forth in the First Mortgage Loan documents, and Seller and Lender are under no obligation to modify the terms or conditions of the First Mortgage Loan. Buyer shall take actions required to satisfy the terms and conditions of the First Mortgage Loan documents for the assumption of the First Mortgage Loan to the extent specifically set forth in the documents delivered by Seller to Buyer on or before November 10, 1998. Neither Seller nor its Affiliates shall take actions which would cause Buyer not to satisfy the conditions set forth in First Mortgage Loan documents for the assumption of the First Mortgage Loan.

       9.2 SELLER'S CONDITIONS PRECEDENT. Seller's obligation to close the transactions contemplated by this Agreement shall be subject to timely satisfaction of each of the following conditions (each, a "SELLER'S CONDITION PRECEDENT"):

               9.2.1 NO TERMINATION. Buyer has not terminated this Agreement in accordance with SECTIONS 5 and 10 of this Agreement within the time periods described in such Sections.

               9.2.2 PERFORMANCE OF BUYER'S OBLIGATIONS. Buyer shall have timely performed, in all material respects, all of its obligations required under this Agreement to be performed by Buyer at or before Closing.

               9.2.3 ACCURACY OF REPRESENTATIONS. Each of Buyer's representations and warranties set forth in this Agreement shall be true and correct in all material respects, as of Closing.

               9.2.4 BUYER'S DELIVERIES. Buyer shall have delivered, or caused to be delivered to Escrow Agent, all of Buyer's Closing Documents set forth in SECTION 11.3 and all sums required to be paid by Buyer under the terms of this Agreement.

The conditions precedent set forth in this SECTION 9.2 are solely for the benefit of Seller and may be waived only by Seller. Neither Seller nor Buyer shall act or fail to act for the intended purpose of permitting or causing any of the foregoing conditions precedent to fail. If any of the Seller's Conditions Precedent have not been satisfied on or before the scheduled Closing Date, and such Seller's Condition Precedent has not previously been waived by Seller, Seller may (i) waive such Seller's Condition Precedent, in which event the transaction contemplated by the

Agreement will close in accordance with the terms hereof, or (ii) terminate this Agreement by delivering a Termination Notice on or before the scheduled Closing Date. Notwithstanding the foregoing, if Seller delivers such a Termination Notice, Buyer shall have the right to extend the Closing Date for up to seven (7) Business Days in order to attempt to cause such Seller's Conditions Precedent to be satisfied, which right shall be exercised (if at all) by Buyer delivering to Seller written notice of such extension within two (2) Business Days after Buyer's receipt of such Termination Notice. If Buyer so elects to extend the Closing Date, and Buyer causes such Seller's Conditions Precedent to be satisfied on or before the extended Closing Date, then the Closing shall occur on such extended Closing Date; otherwise, Seller's Termination Notice shall become effective on the date Buyer's extension expires.

10.    CONDEMNATION; RISK OF LOSS.

       10.1 If, prior to the Closing, the Hotel, or any material part thereof, is destroyed or materially damaged (as defined in SECTION 10.4), Buyer shall have the right, exercisable within fifteen (15) days after receiving written notice describing such destruction or material damage in reasonable detail, either (i) to terminate this Agreement by delivering a Termination Notice, or (ii) to accept the Hotel in its then condition and to proceed with Closing with a reduction in the Purchase Price in the amount of the deductible for the applicable insurance coverage. Buyer's failure to deliver a Termination Notice within said 15-day period shall be deemed Buyer's election to proceed under clause (ii) above. If Buyer elects (or is deemed to elect) to proceed under clause (ii) above, (x) Seller shall promptly and diligently pursue its claim for insurance proceeds and Seller shall not compromise, settle or adjust any claims to such insurance proceeds without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), (y) Buyer shall receive at the Closing an assignment of all of Seller's rights to any insurance proceeds payable by reason of such destruction or material damage, and (z) Seller shall have no duty or obligation to repair or restore such destruction or material damage.

       10.2 If prior to the Closing there is any non-material damage to the Hotel, Buyer shall accept the Hotel in its then condition and proceed with the Closing with a reduction in the Purchase Price in the amount of the deductible for the applicable insurance coverage. In such event, (i) Seller shall promptly and diligently pursue its claim for insurance proceeds and Seller shall not compromise, settle or adjust any claims to such proceeds without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) Buyer shall receive at the Closing an assignment of all Seller's rights to any insurance proceeds payable by reason of such damage, and (iii) Seller shall have no duty or obligation to repair or restore such damage.

       10.3 If prior to the Closing the Hotel, or any material part thereof (as defined in SECTION 10.4), is subject to a taking or a threatened taking by public authority, Buyer shall have the right, exercisable within fifteen (15) days after receiving written notice describing such taking in reasonable detail, either (i) to terminate this Agreement by delivering a Termination Notice, or (ii) to accept the Hotel in its then condition and to proceed with the Closing without an abatement or reduction in the Purchase Price. Buyer's failure to deliver a Termination Notice within said 15-day period shall be deemed Buyer's election to proceed under clause (ii) above,
(x) Seller shall promptly and diligently pursue its claims for a condemnation award by reason of such taking and Seller shall not compromise, settle or adjust any claims to such award without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), (y)

Buyer shall receive at the Closing an assignment of all the Seller's rights to any condemnation award payable by reason of such taking, and (z) Seller shall have no duty or obligation to repair or restore the portion of the Hotel remaining after such taking. If prior to the Closing any non-material proration of the Hotel is subject to a taking or a threatened taking by public authority, Buyer shall accept the Property in its then condition and proceed with the Closing without an abatement or reduction in the Purchase Price. In such event, (i) Seller shall promptly and diligently pursue its claims for a condemnation award by reason of such taking and Seller shall not compromise, setter or adjust any claims to such award without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) Buyer shall receive at the Closing an assignment of all of Seller's rights to any condemnation award payable by reason of such taking, and (iii) Seller shall have no duty or obligation to repair or restore the portion of the Hotel remaining after such taking.

       10.4 For purposes of this SECTION 10, damage to the Hotel or a taking of a portion thereof shall be deemed to involve a material portion thereof if (i) the reasonably estimated cost of restoration or repair of such damage (plus the lost net income for the period required to effect such repair or restoration which is not covered by an assignment of proceeds under Seller's business interruption insurance), or (ii) the amount of the condemnation award with respect of such taking shall exceed Twenty Million Dollars ($20,000,000).

       10.5 Seller shall give Buyer written notice of any taking, threatened taking, damage or destruction of the Hotel, promptly after learning of the same. If Buyer is obligated or elects to proceed with the Closing notwithstanding any damage or threatened taking of the Hotel and the insurance proceeds or condemnation award will not be payable prior to the scheduled Closing, then following the Closing, Seller agrees to execute such reasonable documents and to undertake such reasonable further acts as may be reasonably necessary to assist buyer in pursuing its claim for any insurance proceeds or condemnation award. The preceding sentence shall survive the Closing.

11.    CLOSING.

       11.1 TIME. Subject to extension as set forth in SECTION 9, the Closing shall occur on or before the Closing Date.

       11.2 SELLER'S DELIVERIES. On or before the Closing Date, Seller shall deliver to Escrow Agent:

               11.2.1  A duly executed and acknowledged original Deed;

               11.2.2 Four (4) duly executed original counterparts of the Bill of Sale and Assignment;

               11.2.3 Four (4) duly executed original counterparts of the Assignment of Leases;

               11.2.4  Two (2) duly executed FIRPTA Certificates;

               11.2.5 Four (4) duly executed original counterparts of the Liquor License Agreement (modified to the extent necessary to conform to Buyer's obtaining a new liquor license and a temporary license);

               11.2.6 A Certificate of Good Standing issued by the Department of Commerce and Consumer Affairs of the State of Hawaii and Tax Clearance Certificate issued by the Department of Taxation of the State of Hawaii dated not earlier than ten (10) days prior to the Closing Date.

               11.2.7  Notices to Tenants duly executed by Seller.

               11.2.8 Such other documents, if any, as reasonably required by Buyer with respect to the GWRHS Agreement.

               11.2.9 A certificate from the lender under the First Mortgage Loan dated not more than ten (10) days before the then scheduled Closing Date stating (i) the outstanding principal balance, (ii) that there exists no Event of Default (as defined in First Mortgage loan documents); and (iii) that payments of interest and principal are current as of the date of the certificate.

               11.2.10 Such other documents as the Escrow Agent or the Title Company may reasonably require from Seller in order to effect Closing in accordance with this Agreement, including, without limitation, the Bulk Sales Certificate and the Notice of Purchase.

               11.2.11 Seller shall deliver the Books and Records at Closing outside of Escrow by leaving the Books and Records at the Hotel.

       11.3 BUYER'S DELIVERIES: On or before the Closing Date, Buyer shall deliver to Escrow Agent:

               11.3.1 The balance of the Purchase Price, together with such other sums as Escrow Agent shall require to pay Buyer's share of the Closing costs, prorations, reimbursements and adjustments as set forth in this Agreement, in immediately available funds;

               11.3.2 Four (4) duly executed original counterparts of the Bill of Sale and Assignment;

               11.3.3 Four (4) duly executed original counterparts of the Assignment of Leases;

               11.3.4 Four (4) duly executed original counterparts of the Liquor License Agreement (modified to the extent necessary to conform to Buyer's obtaining a new liquor license and a temporary license); and

               11.3.5 If Buyer elects to assume the First Mortgage Loan, such assignment and assumption documents, certificates, opinions and other documents as Lender may reasonably request, all in form and substance required by Lender, the First Mortgage Loan documents and any applicable rating agencies.

               11.3.6 Such other documents as the Escrow Agent or the Title Company may reasonably require from Buyer in order to effect Closing in accordance with this Agreement.

       11.4 SELLER'S CLOSING COSTS. Seller shall pay (i) fifty percent (50%) of the premium and all charges for the Title Binder and the Title Policy, except charges for any endorsements not included within such Title Binder and Title Policy and requested by Buyer; (ii) one-half of Escrow Agent's fees and expenses for administering Escrow; (iii) any brokerage commission due Seller's Broker pursuant to separate written agreement between Seller and Seller's Broker, (iv) the cost and expense of its own counsel and consultants, and (v) all conveyance taxes, sales, revenue and excise taxes imposed on the sale, conveyances and transfers contemplated under this Agreement (including State of Hawaii bulk sales tax).

       11.5 BUYER'S CLOSING COSTS. Buyer shall pay (i) fifty percent (50%) of all charges for the Title Binder (which includes reimbursement to Seller of 50% of the premium Seller paid for the Title Binder) and the Title Policy, one hundred percent (100%) of all endorsements to the Title Policy and one hundred percent (100%) of the cost of any reinsurance in addition to, or allocated among title companies in amounts different than the reinsurance described in the Title Binder, (ii) the cost of any new Survey or update to the Survey, (iii) all mortgage recording taxes, if any, due in connection with the Closing; (iv) all recording and filing fees and charges incurred in connection with the recording or other filing of the Deed or any other Closing Document; (v) one-half of Escrow Agent's fees and expenses for administering Escrow, (vi) the cost and expense of its own counsel and consultants; (vii) all fees, costs and expenses that may be payable to third parties (including Governmental Authorities, but specifically excluding fees payable to GWC and or GWC's Affiliates) in order (x) to transfer the Licenses and Permits into Buyer's name, (y) for Buyer to obtain new or substitute Licenses and Permits, and (z) for Buyer to provide any applications or notices to, or obtain any consents or approvals from the MLC, and (viii) all costs and expenses incurred by Buyer in providing the documents, certificates, opinions and other requirements of Lender, the First Mortgage Loan and any applicable rating agencies in connection with the assumption of the First Mortgage Loan .

       11.6 OTHER CLOSING COSTS. Any other charges and expenses incurred in effecting Closing shall be allocated between Buyer and Seller in accordance with the custom for commercial real estate transactions in the County of Maui, State of Hawaii.

       11.7    ESCROW.

               11.7.1 INSTRUCTIONS. Within one (1) Business Day after execution of this Agreement, Buyer and Seller each shall deposit a copy of this Agreement executed by it (or either of them shall deposit a copy executed by both Buyer and Seller) with Escrow Agent. This Agreement, together with such further instructions, if any, Buyer and Seller shall provide to Escrow Agent by written agreement, shall constitute the escrow instructions. If any requirements relating to the duties or obligations of Escrow Agent hereunder are not acceptable to Escrow Agent, or if Escrow Agent requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as counsel for Buyer and Seller shall mutually approve, which additional instructions shall not substantially alter the terms of this Agreement unless otherwise expressly agreed to by Seller and Buyer.

               11.7.2 DEPOSITS INTO ESCROW. Seller shall make its deposits into escrow in accordance with SECTION 11.2. Buyer shall make its deposits into escrow in accordance with SECTION 11.3. Escrow Agent is authorized to close the escrow only if and when: (i) Escrow Agent has received all items to be delivered by Seller and Buyer pursuant to SECTIONS 11.2 and 11.3; and (ii) Title Company can and will issue the Title Policy concurrently with the Closing.

               11.7.3 CLOSE OF ESCROW. Provided that Escrow Agent shall not have received written notice in a timely manner from Buyer or Seller of the failure of any condition to the Closing or of the termination of the Escrow, AND if and when Buyer and Seller have deposited into Escrow items required by this Agreement and Title Company can and will issue the Title Policy concurrently with the Closing, Escrow Agent shall:

                      11.7.3.1 Deliver to Buyer: (1) the Deed by causing it to be recorded in the Official Records and immediately upon recording delivering to Buyer a conformed copy of the Deed;
               (2) the Bill of Sale and Assignment; (3) the FIRPTA Certificate; and (4) the Assignment of Leases; (5) the Liquor License Agreement; (6) the Bulk Sales Certificate and Notice of Sale; and (7) if received, a license agreement for the use of Lot 462 in accordance with the provisions of SECTION 7.9.

                      11.7.3.2 Deliver to Seller: (1) the Purchase Price, after satisfying the Closing costs, prorations and adjustments and any broker commission to be paid by Seller pursuant to
               SECTION 8 and SECTION 11.4; (2) the Bill of Sale and Assignment; (3) the FIRPTA Certificate; (4) the Assignment of Leases; and (5) the Liquor License Agreement.

                      11.7.3.3 Deliver to Buyer: any funds deposited by Buyer, and any interest earned thereon, in excess of the amount required to be paid by Buyer hereunder.

                      11.7.3.4 Deliver to Buyer the Title Policy issued by Title Company.

                      11.7.3.5  Evidence of the mailing of Tenant Notices.

               11.7.4 REAL ESTATE REPORTING PERSON. Escrow Agent is designated the "real estate reporting person" for purposes of section 6045 of title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by Escrow Agent shall so provide. Upon the consummation of the transaction contemplated by this Agreement, Escrow Agent shall file Form 1099 information return and send the statement to Seller as required under the aforementioned statutes and regulations.

               11.7.5 PROCEDURE FOR TERMINATION OF ESCROW. Upon any termination of this Agreement, Escrow Agent shall cancel Escrow and disburse the Deposit, and all interest earned


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

       on the Deposit while in Escrow, and all other funds (if any) then held in Escrow in accordance with the provisions of this Agreement.

               11.7.6 MAINTENANCE OF CONFIDENTIALITY BY ESCROW AGENT. Except as may be otherwise required by applicable Law, Escrow Agent shall maintain the existence, terms and nature of this transaction and the identities of the Parties in strictest confidence and shall not disclose any thereof to any third Person (including any broker) without the prior written consent of Buyer and Seller.

               11.7.7 EMPLOYER IDENTIFICATION NUMBERS. For Escrow Agent's information, Buyer's Employer Identification Number is 33-0583827 and Seller's Employer Identification Number is 13-4009188.

12.    LIQUIDATED DAMAGES AND LIMITATIONS OF REMEDIES FOR BUYER'S BREACH.

       12.1 LIQUIDATED DAMAGES/DEPOSIT. IF BUYER DEFAULTS IN ITS OBLIGATION TO CLOSE THE PURCHASE OF THE PROPERTY ON THE CLOSING DATE AND SUCH BREACH IS NOT OTHERWISE EXCUSED, SELLER SHALL HAVE THE RIGHT TO RETAIN THE INITIAL DEPOSIT (PLUS ALL INTEREST ACCRUED THEREON), AND THE ADDITIONAL DEPOSIT, IF MADE (AND ALL INTEREST ACCRUED THEREON), AS FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE AND AGREE BY INITIALING THIS
SECTION 12.1 THAT:

               12.1.1 IF BUYER FAILS TO CLOSE THE TRANSACTION IN BREACH OF THIS AGREEMENT, SELLER WILL INCUR CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT THAT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO ASCERTAIN.

               12.1.2 THE DEPOSIT, TOGETHER WITH ALL INTEREST EARNED THEREON, BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES WHICH THE PARTIES ESTIMATE MAY BE SUFFERED BY SELLER BY REASON OF SUCH A FAILURE OF CLOSING TO OCCUR, AND THE DEPOSIT AND INTEREST IS NOT AN AMOUNT WHICH IS UNREASONABLE UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT IS MADE (BUYER ACKNOWLEDGING AND AGREEING THAT BUYER HAS FULLY CONSIDERED THE PROVISIONS OF THIS SECTION 12 AND SUCH CIRCUMSTANCES PRIOR TO ENTERING INTO THIS AGREEMENT AND HAS CONSULTED WITH BUYER'S COUNSEL WITH RESPECT THERETO). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING : (1) SELLER WILL INCUR ADMINISTRATIVE COSTS IN THE NEGOTIATION AND REVIEW OF THIS AGREEMENT AND OTHER DOCUMENTS RELATING TO THIS TRANSACTION; (2) THERE ARE IMPORTANT ECONOMIC REASONS FOR SELLER'S DESIRE TO SELL THE PROPERTY BY DECEMBER 30, 1998, AND IT WAS BUYER'S WILLINGNESS TO MEET THIS DEADLINE WHICH, IN PART, CAUSED SELLER TO SELECT BUYER OVER OTHER POTENTIAL BUYERS, AND IT IS UNLIKELY THAT A SALE TO ANOTHER PERSON COULD BE

       EFFECTED BY DECEMBER 30, 1998, AT A PRICE REFLECTING THE TRUE VALUE OF THE PROPERTY, IN THE EVENT A DEFAULT UNDER THIS AGREEMENT BY BUYER;
       (3) CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT SUBSTANTIALLY IN EXCESS OF THE INITIAL DEPOSIT (AND INTEREST ACCRUED THEREON) AND THE ADDITIONAL DEPOSIT (AND THE INTEREST ACCRUED THEREON) MAY BE INCURRED BY SELLER IF THE SALE OF THE PROPERTY CONTEMPLATED HEREBY IS NOT COMPLETED BY DECEMBER 30, 1998; AND (4) SELLER IS ENTERING INTO THIS AGREEMENT WITH BUYER IN RELIANCE UPON BUYER'S COMMITMENT TO PURCHASE THE PROPERTY FROM SELLER ON OR BEFORE DECEMBER 30, 1998. THE PAYMENT OF SUCH AMOUNTS AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369.

               12.1.3 UPON DELIVERY TO ESCROW AGENT BY SELLER OF A PROPERLY GIVEN TERMINATION NOTICE, SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT, TOGETHER WITH ALL INTEREST EARNED THEREON, AS LIQUIDATED DAMAGES, WHICH DAMAGES AND THE DAMAGES IN SECTION 12.2
       SHALL BE SELLER'S SOLE REMEDY HEREUNDER IF BUYER IS IN BREACH OF THIS AGREEMENT AND FAILS TO CLOSE, ALL OTHER REMEDIES AT LAW OR EQUITY
       BEING HEREBY WAIVED BY SELLER ,AND BUYER SHALL FORTHWITH INSTRUCT ESCROW AGENT TO RELEASE THE DEPOSIT AND ALL INTEREST EARNED THEREON TO SELLER AND TO RETURN TO BUYER AND SELLER ALL DOCUMENTS AND INSTRUMENTS THERETOFORE DEPOSITED INTO THE ESCROW BY OR ON BEHALF OF THEM; PROVIDED, HOWEVER, THE DEPOSIT SHALL BE IN ADDITION TO AND NOT IN LIEU OF ANY AMOUNTS OWED TO SELLER BY BUYER AS A RESULT OF BUYER'S OBLIGATIONS PURSUANT TO SECTION 5.4; AND PROVIDED FURTHER THAT SELLER SHALL BE ENTITLED TO RECOVER FROM BUYER REASONABLE ATTORNEYS' FEES AND OTHER DIRECT OUT-OF-POCKET COSTS INCURRED BY THEM IN CONNECTION WITH THE ENFORCEMENT OR DEFENSE OF OBLIGATIONS CONTAINED IN THIS SECTION 12.

                   LJG                                 JKS
                  ------                              -----
                  SELLER                              BUYER

       12.2 LIQUIDATED DAMAGES/RELEASED DEPOSIT. IN ADDITION, IF BUYER ACCELERATES THE DELIVERY OF THE EMPLOYEE NOTICE OR SELLER DELIVERS THE SELLER ACCELERATION NOTICE AND BUYER AGREES TO RELEASE THE RELEASED DEPOSIT, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER SHALL HAVE THE RIGHT TO RETAIN THE RELEASED DEPOSIT (AND ANY INTEREST ACCRUED THEREON) AS FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE AND AGREE BY INITIALING THIS SECTION 12.2 THAT:

               12.2.1 IF BUYER ACCELERATES THE DELIVERY OF THE EMPLOYEE NOTICE AND THE TRANSACTION DOES NOT CLOSE, SELLER WILL INCUR CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT THAT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO ASCERTAIN.

               12.2.2 THE RELEASED DEPOSIT, TOGETHER WITH ALL INTEREST THEREAFTER EARNED THEREON, BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES WHICH THE PARTIES ESTIMATE MAY BE SUFFERED BY SELLER BY REASON OF SUCH A FAILURE OF CLOSING TO OCCUR AFTER ACCELERATION OF DELIVERY OF THE EMPLOYEE NOTICE, AND THE RELEASED DEPOSIT AND INTEREST IS NOT AN AMOUNT WHICH IS UNREASONABLE UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS AGREEMENT IS MADE (BUYER ACKNOWLEDGING AND AGREEING THAT BUYER HAS FULLY CONSIDERED THE PROVISIONS OF THIS SECTION 12 AND SUCH CIRCUMSTANCES PRIOR TO ENTERING INTO THIS AGREEMENT AND HAS CONSULTED WITH BUYER'S COUNSEL WITH RESPECT THERETO). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING : (1) CERTAIN COSTS AND OTHER DAMAGES IN AN AMOUNT SUBSTANTIALLY IN EXCESS OF THE RELEASED DEPOSIT WILL BE INCURRED BY SELLER IF THE SALE OF THE PROPERTY CONTEMPLATED IN THIS AGREEMENT FAILS TO CLOSE AFTER BUYER HAS ACCELERATED THE DELIVERY OF THE EMPLOYEE NOTICE AND (2) SELLER IS ENTERING INTO THIS AGREEMENT WITH BUYER IN RELIANCE UPON BUYER'S COMMITMENT TO PURCHASE THE PROPERTY FROM SELLER AFTER BUYER HAS ACCELERATED THE DELIVERY OF THE EMPLOYEE NOTICE. THE PAYMENT OF SUCH AMOUNTS AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369.

               12.2.3 UPON DELIVERY TO ESCROW AGENT OF THE BUYER ACCELERATION NOTICE OR SELLER DELIVERS THE SELLER ACCELERATION NOTICE AND BUYER AGREES TO RELEASE THE RELEASED DEPOSIT, SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE RELEASED DEPOSIT, TOGETHER WITH ALL INTEREST THEREAFTER EARNED THEREON, AS LIQUIDATED DAMAGES, AND ESCROW AGENT SHALL DELIVER THE RELEASED DEPOSIT TO SELLER BY WIRE TRANSFER WITHOUT FURTHER INSTRUCTIONS FROM BUYER OR SELLER (WHICH ACCELERATION NOTICE SHALL CONSTITUTE BUYER'S INSTRUCTION TO RELEASE THE RELEASED DEPOSIT). SUCH DAMAGES SHALL BE SELLER'S SOLE REMEDY HEREUNDER WITH RESPECT TO THE ACCELERATION NOTICE, ALL OTHER REMEDIES AT LAW OR EQUITY BEING HEREBY WAIVED BY SELLER.

                     LJG                                JKS
                   ------                              -----
                   SELLER                              BUYER

13.    MISCELLANEOUS.

       13.1 ASSIGNMENT. Neither this Agreement nor any of Buyer's rights hereunder may be assigned, encumbered or transferred without Seller's prior written consent, except Buyer may assign this Agreement to a wholly owned subsidiary of Buyer upon not less than five (5) Business Days notice thereof to Seller and provided that (i) the proposed assignee has no assets other than this Agreement upon such assignment and will have no assets other than the Property upon the Closing, (ii) the proposed assignee ratifies, for the benefit of Seller, all of the representations, warranties and covenants of Buyer set forth in this Agreement; (iii) the proposed assignee assumes in writing, for the benefit of Seller, all of Buyer's obligations and liabilities under this Agreement. If Buyer satisfies the foregoing conditions and the transaction contemplated hereby closes, Buyer will thereafter be released from all of its obligations under this Agreement.

       13.2 NOTICES. Except in the case (if any) where this Agreement expressly provides for an alternate form of communication, any notice, consent, demand or other communication to be delivered to Buyer and Seller hereunder shall be deemed delivered and received when made in writing and transmitted to Buyer and Seller either by (i) receipted courier service, (ii) the United States Postal Service, first class registered or certified mail, postage prepaid, return receipt requested, (iii) electronic facsimile transmission, at the address or addresses indicated for Buyer and Seller below (and/or to such other address as Buyer and Seller may from time to time by written notice designate to the other):

IF TO SELLER:         International Hotel Acquisition, LLC
                      c/o Credit Suisse First Boston
                      11 Madison Avenue
                      New York, New York 10010
                      Attention: Lance J. Graber
                      Telephone: (212) 325-4464
                      Telecopy: (212) 325-8162

       WITH A COPY ADDRESSED TO:

                      O'Melveny & Myers LLP
                      400 South Hope Street
                      Los Angeles, California 90071-2899
                      Attention:   Mitchell B. Menzer, Esq.
                                  (File No. 772,116-001)
                      Telephone: (213) 430-6577
                      Telecopy: (213) 430-6407

       AND TO SELLER'S BROKER

                      Secured Capital Corp
                      11150 Santa Monica Boulevard
                      Suite 1400
                      Los Angeles, California 90025
                      Attention: Mark Kuskin, Esq.
                      Telephone: (310) 477-9600
                      Telecopy: (310) 477-3436

IF TO BUYER:

                      KSL Recreation Corporation
                      56-140 PGA Boulevard
                      La Quinta, California  92253
                      Attention: John Saer and Gary Beasley
                      Telephone: 760-564-1088
                      Telecopy: 760-564-4880

               WITH A COPY TO:

                      Allen, Matkins, Leck, Gamble & Mallory LLP
                      515 South Figueroa Street, 7th Floor
                      Los Angeles, California  90071
                      Attention:  Michael F. Sfregola, Esq.
                      Telephone: 213-622-5555
                      Telecopy: 213-620-8816

IF TO ESCROW:         First American Title Insurance Company
                      228 East 45th Street
                      New York, New York 10017
                      Attention: Steve Rogers, Esq.
                      Telephone: (212) 850-0666
                      Telecopy: (212) 818-0335

Any such notice, consent, demand or other communication shall be deemed delivered and received only upon actual delivery or attempted delivery (as evidenced by receipt) or upon completion of facsimile transmission (as evidenced by telecopier confirmation sheet).

       13.3    CONFIDENTIALITY.  Subject to the provisions of SECTIONS 5.1 and
13.20 and except for Permitted Disclosures (defined below), (A) Buyer shall keep strictly confidential the terms of this Agreement and the transaction contemplated hereby, and (B) until and unless the Closing occurs, Buyer shall keep confidential all information regarding the Property except to the extent the same is (i) in the public domain or is information independently obtained by Buyer from a third party on a non-confidential basis or (ii) required to be submitted or disclosed by Buyer to any Governmental Authority by applicable Laws or by court order. In addition, except as required by Law, neither Buyer nor Seller shall issue any press release or communication with the public prior to Closing without the prior written consent of the other party; provided, however that Seller acknowledges and agrees that Buyer may need to communicate with the press on an expedited basis prior to Closing and Seller agrees to respond rapidly to any requests by Buyer with respect thereto (and Seller's failure to approve or disapprove any press release within 24 hours after delivery thereof to the person designated by Seller will be deemed Seller's approval of such press release). As used herein, "PERMITTED DISCLOSURES" include only (i) disclosures by Buyer to its officers, directors, shareholders, employees, advisors, attorneys, accountants, consultants and lenders (and their attorneys and accountants) as reasonably necessary in negotiation of this Agreement, the conduct of due diligence, the consummation of the transactions contemplated hereby and the exercise of Buyer's rights and the performance its duties hereunder, (ii) disclosure to any government regulatory agency which requests the information in question in the course of its regulatory functions, (iii) any other disclosure required by Law
(including in response to any subpoena but only after giving Seller notice of such subpoena and a reasonable opportunity to seek an injunction or other declaratory relief), (iv) disclosures permitted under SECTION 5.1 and SECTION
13.20 and (v) subject to the limitations contained herein and following the Approval Date, such disclosures as may be necessary to permit Buyer to perform the due diligence permitted hereby and to advertise, interview, test and recruit for employment positions at the Hotel and to effectuate SECTION 8.11, all in accordance with the terms of this Agreement. In the case of any Permitted Disclosure described in clause (i) above, Buyer shall advise the person to whom such disclosure is made of the confidential nature of any information disclosed and obtain from such person an undertaking to respect such confidentiality. Buyer acknowledges that any use or disclosure of information regarding Seller, the Property or the transaction contemplated by this Agreement would cause irreparable injury to Seller, and that in the event of a violation by Buyer of the provisions of this SECTION 13.3, Seller's remedies at law would not be adequate. Accordingly, in such event, Seller may proceed and protect its rights by an action in equity for specific performance or for injunction against the violation hereof. If the Closing fails to occur for any reason, Buyer promptly shall return to Seller (and shall use its best efforts to cause Buyer's agents, representatives, consultants, lenders, prospective investors and attorneys to return to Seller) all documents and other materials delivered to Buyer by or on behalf of Seller, together with all copies thereof. Except for Permitted
Disclosures (as such definition would apply to Seller ), Seller shall keep strictly confidential the terms of this Agreement and the transaction contemplated hereby except to the extent the same is (i) information that is otherwise is in the public domain, (ii) is required to be submitted or disclosed by Seller to any Governmental Authority by applicable Laws or by court order or (iii) is required to be disclosed in connection with the securitization of the First Mortgage Loan or to any rating agency in connection with Buyer's assumption of the First Mortgage Loan. The provisions of this SECTION 13.3 will survive termination of this Agreement.
This Section 10.3 supersedes the Confidentiality Agreement dated September 3, 1998 executed by Buyer in favor of Seller and Seller's Broker, which Confidentiality Agreement is hereby deemed cancelled.

       13.4 EFFECT OF TERMINATION. Upon any termination of this Agreement, neither Buyer nor Seller shall have any further obligation or liability to the other hereunder except (i) as provided below (regarding Buyer's return of materials received from Seller), (ii) subject to SECTION 12.1, any liability which Buyer or Seller may have hereunder by reason of the fact that termination either (A) was wrongfully made by it, or (B) resulted from a breach of its covenants or other obligations hereunder, and (iii) any obligation that expressly survives termination of this Agreement. Within thirty (30) days after termination of this Agreement without Closing, Buyer shall return to Seller all materials of a confidential nature which Buyer has received from Seller pursuant to this Agreement. Within thirty (30) days after Seller's request following the termination of this Agreement without Closing, Buyer shall deliver to Seller all reports, studies and analyses prepared by third parties at Buyer's request or direction relating to the Property (unless this Agreement has been terminated due to the default of Seller).

       13.5 CONSTRUCTION; PARTICIPATION IN DRAFTING. Each of Buyer and Seller acknowledge that it and its counsel have participated substantially in the drafting of this

Agreement and agree that, accordingly, in the interpretation and construction of this Agreement, no ambiguity, real or apparent, in any provision hereof shall be construed against Buyer or Seller by reason of the role of such party or its counsel in the drafting of such provision.

       13.6 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement is intended or shall construed to confer any rights or remedies on any person other than Buyer and Seller and their permitted successors and assigns, or to relieve, discharge or alter the obligations of any third person to Buyer and Seller or to give any third party any right of subrogation or action over Buyer and Seller. Buyer and Seller agree that it is their specific intent that no broker shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

       13.7 SEVERABILITY. If any provision of this Agreement as applied to Buyer and Seller or to any circumstances shall be held by a court of competent jurisdiction to be void or unenforceable any reason, such event shall in no way affect the validity or enforceability of this Agreement as a whole, or of any other provisions hereof, or of the provision in question when applied to circumstances materially different from those involved in such holding.

       13.8 INTEGRATION AND BINDING EFFECT. This Agreement and any agreements contemporaneously executed by Seller and Buyer constitute the entire agreement among Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the Parties with respect to the subject matter hereof (including any letter of intent, offer sheet, disclosure materials, offering circular or other such written materials of any kind). This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by Buyer and Seller. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of Buyer and Seller and their respective successors and assigns.

       13.9 COMPUTATION OF TIME. Any time period specified in this Agreement which would otherwise end on a non-Business Day shall automatically be extended to the immediately following Business Day.

       13.10 CAPTIONS. Article and section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

       13.11 FURTHER ASSURANCES. Buyer and Seller shall cooperate with each other as reasonably necessary to effect the provisions of this Agreement, shall use reasonable and good faith efforts to satisfy conditions to Closing and, at and after Closing, shall each execute and deliver such additional instruments or other documents as the other party may reasonably request to accomplish the purposes and intent of this Agreement; provided, however, that nothing in this Section shall be deemed to enlarge the obligations of Buyer and Seller hereunder or to require any to incur any material expense or liability not otherwise required of it hereunder.

       13.12 ENFORCEMENT COSTS. Should either Buyer or Seller institute any action or proceeding to enforce any provision of this Agreement or for damages by reason of any alleged breach of any provision hereof, the prevailing party shall be entitled to recover from the other party all costs and expenses (including reasonable attorneys' fees and costs) incurred by such prevailing party in connection with such action or proceeding. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the reasonable fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the reasonable costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. Buyer and Seller shall also be entitled to recover all costs and expenses (including attorneys' fees) incurred in the enforcement of any judgment or settlement in its favor obtained in such action or proceeding (and in any such judgement provision shall be made for the recovery of such postjudgment costs and expenses.) The provisions of this SECTION 13.12 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

       13.13 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE AN AGREEMENT MADE UNDER THE LAW OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

       13.14 COUNTERPARTS. This Agreement and any amendment hereto and all closing documents may be executed in any number of counterparts and by each party on separate counterparts, each of which when executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Signature pages transmitted to the other party by telecopy are valid and binding as if originally executed.

       13.15 NO PARTNERSHIP. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of Seller and Buyer with respect to the Property to be conveyed as contemplated hereby.

       13.16 NO RECORDATION. This Agreement shall not be recorded or filed in the public land or other public records of any jurisdiction by either Buyer and Seller and any attempt to do so may be treated by the other party as a breach of this Agreement.

       13.17 EXHIBITS. EXHIBITS A through K, inclusive, and SCHEDULE 1 through 3, inclusive, attached hereto are incorporated herein by reference.

       13.18 CONSTRUCTION. In this Agreement, unless a clear contrary intention appears, (i) a singular number includes the plural number and vice versa, (ii) reference to any gender includes each other gender, (iii) reference to any Section, Recital or Exhibit means such Section or Recital of, or Exhibit to, this Agreement, (iv) the words "hereunder", "hereof", "hereto" and words of similar import are references to this Agreement as a whole and not to any particular Section or other provision of this Agreement, and (v) the word "including" (with the correlative meaning "INCLUDE") means including without limiting the generality of any description preceding such term.

       13.19 TIME IS OF THE ESSENCE. Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement and the time periods and dates set forth herein shall be strictly construed.

       13.20 SHADOW MANAGEMENT. Upon the expiration of the Due Diligence Period and provided Buyer has not elected to terminate this Agreement as provided herein, Seller shall permit Buyer to establish and maintain a shadow management operation with respect to the Hotel. Subject to the limitations in
SECTION 5 and subject to Seller's right to operate the Hotel in the Ordinary Course as set forth in SECTION 7, personnel from Buyer's shadow management operation shall have reasonable access during normal business hours to all books, records and other information in the possession or control of Seller or its agents concerning the Hotel and shall have the right (at Buyer's sole expense) to establish duplicate books and records (whether intangible or electronic form) in order to effect a smooth transition in the ownership and management of the Hotel and the right to use a reasonable amount of meeting room space at the Hotel, subject to availability and other reasonable restrictions, for applicant processing and interviewing; provided, however, that Buyer and its shadow management operation and employees shall not unreasonably interfere with the normal management and operation of the Hotel, shall hold all information acquired from such books and records confidential in accordance with the provisions of this Agreement, shall repair any damage to the physical condition of the Hotel caused by Buyer or its agents in any such shadow management operation, and shall not be deemed to have assumed management responsibilities prior to Closing by virtue of such shadow management.

       13.21   GENERAL INDEMNITY PROVISIONS.

               13.21.1 CLAIMS AGAINST SELLER AND INDEMNIFICATION OF BUYER. Seller hereby agrees to indemnify and hold harmless Buyer Parties from all losses, damages, costs and expenses, including, without limitation, reasonable attorney's fees, actually incurred by Buyer relating to the Property which (a) arise or result from acts, occurrences or matters that occurred prior to the Closing, or (b) arise or result from a breach by Seller of representations, warranties or covenants of Seller in this Agreement; provided, however, that nothing contained in this indemnification shall obligate Seller with respect to obligations or liabilities expressly assumed by Buyer under this Agreement or otherwise limited hereunder or negate or modify any liability of Buyer for breach of Buyer's representations, warranties and covenants in this Agreement.

               13.21.2 DEFENSE OF CLAIMS AGAINST BUYER. With respect to any claim for which Buyer has requested indemnification under SECTION
       13.21.1 above, Seller will be entitled to assume the defense of any related litigation, arbitration or other proceeding, provided that Buyer may at its election and expense, participate in such defense, and provided further that in the event of any difference of opinion or strategy with respect to the defense of such action or the assertion of counterclaims to be brought with respect thereto, Seller's counsel will, after consultation with Buyer's counsel, determine the actual strategy, defense and counterclaim to be employed. At Seller's reasonable request, Buyer will cooperate with Seller in the preparation of any defense to any such claim, and Seller will reimburse Buyer for any reasonable expenses incurred in connection with such request. If Seller does not elect to assume the defense of any such matter, Seller shall have the right, at its sole expense, to employ separate counsel acceptable to Buyer and participate in such defense, provided that in the event of any difference of opinion or strategy with respect to the defense of such action or the assertion of counterclaims to be brought with respect thereto, Buyer's counsel will, after consultation with Seller's counsel, determine the actual strategy, defense and/or counterclaim to be employed.

               13.21.3 INDEMNIFICATION OF SELLER. Buyer hereby agrees to indemnify and hold harmless Seller Parties from, all losses, damages, costs and expenses, including, without limitation reasonable attorney's fees, actually incurred by Seller relating to the Property which (a) arise or result from acts, occurrences or matters that occur on or after the Closing, or (b) arise or result from a breach by Buyer of Buyer's representations, warranties or covenants of this Agreement, or (c) arise on or after Closing with respect to obligations expressly assumed by Buyer; provided, however, that nothing contained in this indemnification shall obligate Buyer with respect to obligations or liabilities expressly assumed by Seller under this Agreement or otherwise limited under this Agreement or negate or modify any liability of Seller for breach of Seller's representations, warranties and covenants in this Agreement.

               13.21.4 DEFENSE OF CLAIMS AGAINST SELLER. With respect to any claim for which Seller has requested indemnification under SECTION
       13.21.3 above, Buyer will be entitled to assume the defense of any related litigation, arbitration or other proceeding, provided that Seller may at its election and expense, participate in such defense, and provided further that in the event of any difference of opinion or strategy with respect to the defense of such action or the assertion of counterclaims to be brought with respect thereto, Buyer's counsel will, after consultation with Seller's counsel, determine the actual strategy, defense and counterclaim to be employed. At Buyer's reasonable request, Seller will cooperate with Buyer in the preparation of any defense to any such claim, and Buyer will reimburse Seller for any reasonable expenses incurred in connection with such request. If Buyer does not elect to assume the defense of any such matter, Buyer shall have the right, at its sole expense, to employ separate counsel acceptable to Seller and participate in such defense, provided that in the event of any difference of opinion or strategy with respect to the defense of such action or the assertion of counterclaims to be brought with respect thereto, Seller's counsel will, after consultation with Buyer's counsel determine the actual strategy, defense and/or counterclaim to be employed.

                          [Signatures on following page]

       IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed and delivered, each by its own representative hereunto duly authorized, as of the date first above written.

SELLER:        INTERNATIONAL HOTEL ACQUISITIONS, LLC,
               a Delaware limited liability company

               By:    /s/ Lance J. Graber
                   ----------------------------
                      Lance Graber
                      Vice President

BUYER:         KSL RECREATION CORPORATION,
               a Delaware corporation

               By:    /s/ John K. Saer, Jr.
                   ----------------------------
                      John Saer
                      Chief Financial Officer

                           ACCEPTANCE BY ESCROW AGENT

        First American Title Insurance Company hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Purchase and Sale Agreement and Joint Escrow Instructions and agrees to act as Escrow Agent thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Agent.

Dated: November 9, 1998                FIRST AMERICAN TITLE INSURANCE COMPANY

                                       By:    /s/ Bette Hollenbeck
                                            ------------------------------
                                              Its Authorized Signatory

                                     EXHIBIT A

                         LEGAL DESCRIPTION OF HOTEL PARCEL

Lots 463-A, 463-C and 463-D in Honuaula, District of Makawao, Island and County of Maui, State of Hawaii, as shown on Map 72, filed with Land Grant Application No. 1804 of Matson Navigation Company being a portion of the land described in and covered by Transfer Certificate of Title No. 511,711 issued to International Hotel Acquisitions, LLC, a Delaware limited liability company.

                                   EXHIBIT B

                                  FORM OF DEED




------------------------------------------------------------------------------
 AFTER RECORDATION, RETURN BY MAIL (   ) PICK-UP (   )
        _________________________
        _________________________
        _________________________
        Attn:  __________________
                                                     Total Pages:   ______
------------------------------------------------------------------------------
 TITLE OF DOCUMENT:
                                      DEED
------------------------------------------------------------------------------
 PARTIES TO DOCUMENT:
 GRANTOR:              INTERNATIONAL HOTEL ACQUISITIONS, LLC
                       a Delaware limited liability company
 GRANTEE:              _________________________
                       _________________________
                       _________________________
                       _________________________
------------------------------------------------------------------------------
 PROPERTY DESCRIPTION:                   LIBER/PAGE/DOCUMENT NO.:  N/A
 Lots 463-A, 463-C, 463-D                LAND COURT DOCUMENT NO.:  _______
 Map 72                                  TRANSFER CERTIFICATE OF TITLE
 Land Court Appl. No. 1804               NO(S).:  511,711
 Island of Maui
------------------------------------------------------------------------------
Tax Map Key No. (2) 2-1-8-109

                        KNOW ALL MEN BY THESE PRESENTS:

               That INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company, hereinafter called the "GRANTOR," for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration to the Grantor paid by ____________________________, whose address is ___________________________________ hereinafter called the "GRANTEE," receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign and convey the real property described in EXHIBIT "A" hereto attached and expressly made a part hereof, unto the Grantee, as Tenant in Severalty;

               And the reversions, remainders, rents, issues and profits thereof and all of the estate, right, title and interest of the Grantor, both at law and in equity, therein and thereto;

               TO HAVE AND TO HOLD the same, as to said real property, together with all buildings, improvements, tenements, hereditaments, rights, easements, privileges and appurtenances thereunto belonging or appertaining or held and enjoyed therewith, and together also with the lessor's interest in and to any leases demising all or any portion of said real property or the improvements, and the benefit of all the lessee's covenants and all rights and remedies of the lessor contained in said leases, unto the Grantee, absolutely and in fee simple.

               The Grantor and the Grantee agree that this Deed may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same document, binding all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this Deed, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

                           [Signatures on next page]

               IN WITNESS WHEREOF, the Grantor and the Grantee have executed these presents this ________ day of _____________, 1998.

                              __________________________________
                              a _________________________________

                              By:
                                 --------------------------------------
                              Name:
                                    -----------------------------------
                              Title:
                                    -----------------------------------

                                                     "Grantee"

                              INTERNATIONAL HOTEL ACQUISITIONS, LLC

                              By:
                                 --------------------------------------
                              Name:
                                    -----------------------------------
                              Title:
                                    -----------------------------------

                                                     "Grantor"

                                     EXHIBIT C

                            BILL OF SALE AND ASSIGNMENT

               THIS BILL OF SALE AND ASSIGNMENT is executed as of ______________, 1998 by INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER"), in favor of ________________________, a ____________ ("BUYER"), pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November ___, 1998 (the "PURCHASE AGREEMENT"), between Seller and Buyer. All initially capitalized terms used in this Bill of Sale and Assignment without definition are defined in the Purchase Agreement.

               FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Seller does hereby grant, bargain, sell, convey, assign, transfer and set over unto Buyer, absolutely and not as security, all of the following property whether now existing or hereafter arising, in which Seller owns or has any interest or right:

     (a) All Personal Property, including, without limitation, the Artwork;

     (b)       All Intangible Property; and

     (c) All right, title and interest under or in connection with the Assumed Contracts.

               The foregoing conveyance does not include any of the Excluded Property.

               Seller hereby represents and warrants that, prior to the date hereof, Seller has not sold, transferred, assigned, conveyed or encumbered any of its right, title or interest in and to the above-described property to any Person and hereby disclaims any implied warranties, including, without limitation, any warranties of merchantability or fitness for a particular purpose.

               Buyer hereby assumes all of the obligations arising and accruing under the Assumed Contracts for the period from and after the date hereof.

               This Bill of Sale and Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, Seller and Buyer have executed this Bill of Sale and Assignment as of the day and year first above written.

SELLER:        INTERNATIONAL HOTEL ACQUISITIONS, LLC,
               a Delaware limited liability company



               By:
                  ---------------------------------
                       Lance Graber
                       Vice President


BUYER:
               ------------------------------------,
               ------------------------------------


               By:
                   --------------------------------
               Name:
                     ------------------------------
               Its:
                     ------------------------------

                                  EXHIBIT D

                            ASSIGNMENT OF LEASES

           ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASES

               THIS ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASES (the "ASSIGNMENT") is made as of ___________, 1998 by INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company and _______________________, a _________________, ("BUYER"), with respect to the following Recitals:

                              R E C I T A L S

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November ___, 1998 (the "PURCHASE AGREEMENT"), pursuant to which, among other things, Seller has agreed to convey and Buyer has agreed to accept a certain parcel of real property, together with the improvements located thereon, located in the County of Maui, State of Hawaii (the "PROPERTY"), all as more particularly described in the Purchase Agreement.

B. Pursuant to the Purchase Agreement, each Seller is obligated to assign to Buyer all of its respective right, title and interest in and to the leases and other agreements listed in EXHIBIT A attached hereto and incorporated herein by this reference (the "LEASES"), together with all rents, issues and profits and all refundable rent, security, damage or other deposits paid thereunder, providing for the occupancy of space within the improvements located on the Property.

               NOW, THEREFORE, for good valuable consideration, the receipt and sufficiency for which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Seller hereby assigns, sells, transfers, sets over and delivers unto Buyer, effective as of the Closing Date (as defined in the Purchase Agreement), all of its respective estate, right, title and interest in and to the Leases, together with all rents, issues and profits and all refundable rent, security, damage and other deposits paid thereunder. Seller hereby represents and warrants that, prior to the Closing Date, it has not sold, transferred, assigned, conveyed or encumbered any of its respective right, title or interest in and to the Leases or such deposits paid thereunder to any Person.

2. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

3. THIS ASSIGNMENT SHALL BE GOVERNED BY, INTERPRETED UNDER AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

4. Buyer hereby assumes all of the obligations arising and accruing under the Leases for the period from and after the date hereof.

5. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as on the day and year first above written.

SELLER:        INTERNATIONAL HOTEL ACQUISITIONS, LLC,
               a Delaware limited liability company

               By:
                  ---------------------------------
                       Lance Graber
                       Vice President


BUYER:
               ------------------------------------
               a-----------------------------------


               By:
                   --------------------------------
               Name:
                    -------------------------------
               Its:
                   --------------------------------

File No. 409166
F.A. FORM 31.1 (8/26/91)
ALTA Extended Owner
(Improved Land)
                                   ENDORSEMENT #1

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company hereby insures against loss which the Insured shall sustain by reason of any of the following matters:

1.   Any incorrectness in the assurance which the Company hereby gives:

     (a) That there are no present violations on the land of any enforceable covenants, conditions, or restrictions;

     (b) That, except as shown in Schedule A, there are no encroachments of buildings, structures, or improvements located on the land onto adjoining lands, nor any encroachments onto the land of buildings, structures, or improvements located on adjoining lands.

2. Unmarketability of the title to the estate or interest by reason of any violations on the land, occurring prior to acquisition of title to the estate or interest by the Insured, of any covenants, conditions, or restrictions.

3.   Damage to existing building improvements,

     (a) which are located or encroach upon that portion of the land subject to any easement shown in Schedule A, which damage results from the exercise of the right to use or maintain the easement for the purposes for which the same was granted or reserved;

     (b) resulting from the exercise of any right to use the surface of the land for the extraction or development of the minerals excepted from the description of the land or shown as a reservation in Schedule A


                                     [LETTERHEAD]

File No. 409166

4. Any final court order or judgment requiring removal from any land adjoining the land of any encroachment shown in Schedule A.

Wherever in this endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants and conditions contained in any lease referred to in Schedule A.

No coverage is provided under this endorsement as to any covenant, condition, restriction or other provision relating to environmental protection.

The total liability of the Company under said policy and any endorsements therein shall not exceed, in the aggregate, the face amount of the policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

This endorsement is made a part of the policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

BY: /s/ LUI SAMSONES
    -----------------------------
    Authorized Officer or Agent
F.A. FORM 31.1 (8/26/91)
ALTA Extended Owner
(Improved Land)


                                     [LETTERHEAD]

File No. 409166

                                   ENDORSEMENT #2

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to abut upon a physically open street known as Alanui Drive;

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

BY:  /s/ LUI SAMSONES
     -----------------------------------
     Authorized Officer or Agent
CLTA Form 103.7 (Rev. 6-14-96)
ALTA or CLTA - Owner or Lender


                                     [LETTERHEAD]

File No. 409166

                                   ENDORSEMENT #3

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of (i) Resort, Resort Hotel known as 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, to be located on the land at Date of Policy, or (ii) the map attached to this policy to correctly show the location and dimensions of the land according to the public records.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

BY:  /s/ LUI SAMSONES
     ------------------------------
     Authorized Officer or Agent
CLTA Form 116 (Rev. 6-14-96)


                                     [LETTERHEAD]

                                        [MAP]

--------------------------------------------------------------------------------
This "map" is not a plat of physical survey and is attached for information only.

File No. 409166

                                   ENDORSEMENT #4

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company assures the Insured that said land is the same as that delineated on the plat of a survey made by Alden S. Kajioka, Licensed land Surveyor Certificate No. 6605-LS, with Controlpoint Surveying and Engineering, Inc., dated December 14, 1992, revised September 30, 1997, and revised April 17, 1998, designated as Job No. 97001-17.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

BY: /s/ LUI SAMSONES
    -------------------------------
    Authorized Officer or Agent
CLTA Form 116.1 (Revised 6-14-96)
ALTA or CLTA - Owner


                                     [LETTERHEAD]

File No. 409166
CLTA FORM 123.2 (Rev. 3-13-87)
ALTA Form 3.1 (6-1-87)
Zoning - completed structure

                                   ENDORSEMENT #5

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

     (a) According to applicable zoning ordinances and amendments thereto, the land is classified Zone H-1, H-2, H-M and O.

     (b) The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

          See attached hereto

2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

     (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1(b); or

     (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

          (i) Area, width or depth of the land as a building site for the structure;

          (ii)  Floor space area of the structure;

          (iii) Setback of the structure from the property lines of the land;
                or

          (iv)  Height of the structure.


                                     [LETTERHEAD]

File No. 409166

There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY

BY: /s/ LUI SAMSONES
    ---------------------------------
    Authorized Officer or Agent
CLTA FORM 123.2 (Rev. 3-13-87)
ALTA Form 3.1 (6-1-87)
Zoning - completed structure


                                     [LETTERHEAD]

                                    Chapter 19.14

                                  HOTEL DISTRICTS

Sections:
     19.14.010        Generally.
     19.14.020        Permitted uses.
     19.14.030        Area regulations.
     19.14.040        Height regulations.
     19.14.050        Lot coverage.
     19.14.060        Floor area-lot area ratio.
     19.14.070        Yards.

19.14.010             Generally.
   A hotel district is a high density multiple-family area bordering business districts and ocean fronts. This district includes public and semi-public institutional and accessory uses. This district is basically residential in character and, as such, should not be spotted with commercial enterprises. (Prior code Section 8-1.7(a))

19.14.020             Permitted uses.
   Within hotel districts, the following uses shall be permitted:
   A.    Any use permitted in residential and apartment districts;
   B.    Hotels;
   C.    Apartment-hotels;
   D.    Auditoriums and theaters;
   E.    Automobile parking lots and buildings;
   F.    Bona fide nonprofit clubs and lodges;
   G. Nonprofit museums, libraries and art galleries and philanthropic institutions;
   H.    Accessory uses:
   1.    Bar.
   2.    Barber shops.
   3.    Beauty parlors.
   4.    Dancing and hula studios.
   5.    Flower shops.
   6.    Gift and curio shops.
   7.    Haberdasheries.
   8.    Massage studios.
   9.    Music stores and studios.
   10.   Newsstands and magazine stands.
   11.   Pharmacies and drug stores.
   12.   Restaurants, with or without nightclub facilities.
   13.   Sandwich or coffee shops.
   14.   Tour service agencies and travel ticket offices.
   15.   Wearing apparel shops.
   16. Other accessory, business or service establishments which supply commodities or perform services primarily for the hotel guests; however, such uses shall be approved by the commission as conforming to the intent of this title;
    I.   Restrictions on accessory uses:
    1. All such hotel and apartment-hotel buildings in which such accessory uses shall be permitted and allowed shall contain more than twenty rooms, and such accessory uses shall be permitted and allowed only as an adjunct to, and as part of, the main building and no other.
    2. All such personal service shops and businesses shall be operated primarily as a service to, and for the convenience of, the tenants and occupants of the buildings in which such services are located.
    3. Where the lot area is in excess of twenty thousand square feet, doors and entrances to such shops and businesses may be allowed to open to the public street further, the shops and businesses may be constructed as separate buildings; provided, that location of such shops and businesses shall have been approved by the commission. (Ord. 2030 Section 4, 1991; prior code
Section 8-1.7(b))

19.14.030             Area regulations.
    The minimum lot area shall be ten thousand square feet in H-1 hotel districts, fifteen thousand square feet in H-M, and twenty thousand square feet in H-2 districts. The minimum lot frontage shall be seventy feet for H-1, eighty-five feet for H-M, and one hundred feet for H-2 districts. (Prior code
Section 8-1.7(c))

19.14.040             Height regulations.
    No building shall exceed two stories in H-1, six stories in H-M, and twelve stories in H-2 districts. (Prior code Section 8-1.7(d))

19.14.050             Lot coverage.
    The total ground area occupied by all buildings shall not exceed twenty-five percent of the lot area in H-1, thirty percent in H-M, and thirty-five percent in H-2 districts. (Prior code Section 8-1.7(e))

19.14.060             Floor area-lot area ratio.

    The gross floor area of all buildings shall not exceed fifty percent of the lot area in H-1, one hundred percent in H-M, and one hundred fifty percent in H-2 districts. (Prior code Section 8-1.7(f))

File No. 409166
                                   ENDORSEMENT #6

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company insures the Insured against loss or damage sustained by reason of lack of priority of the lien of the insured mortgage over:

     (a) any environmental protection lien which, at Date of Policy, is recorded in those records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge, or filed in the records of the clerk of the United States district court for the district in which the land is located, except as set forth in Schedule A; or

     (b) any environmental protection lien provided for by any state statute in effect at Date of Policy, except environmental protection liens provided for by the following state statutes: NONE

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY: /s/ LUI SAMSONES
    -------------------------------
    Authorized Officer or Agent
F.A. FORM 40 Environmental Protection Lien


                                     [LETTERHEAD]

File No. 409166

                                   ENDORSEMENT #7

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described as Lots 463-A, 463-C and 463-D in Schedule A to constitute a lawfully created parcel according to local ordinances adopted pursuant thereto.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     ------------------------------------
     Authorized Officer or Agent
CLTA Form 116.7 (Rev. 6-14-96)
Subdivision Map Act Endorsement


                                     [LETTERHEAD]

File No. 409166

                                   ENDORSEMENT #8

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby assures the Insured that in the event of a loss otherwise insured against by this policy, the amount of loss shall include the loss caused to the interest, if any, of the insured in any immovable fixtures located on the land as the Date of Policy.

     Except to the extent that any immovable fixtures located on the land are included within the term "land" as defined by the policy, no assurance is hereby given that the insured mortgage either creates a lien or has established priority on any immovable fixtures.

     The Company insures the Insured against loss in the event the assurance herein shall prove to be incorrect.

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount of liability under the policy.

Dated:  June 15, 1998


FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     --------------------------------
     Authorized Officer or Agent
F.A. Form 67
Immovable Fixtures


                                     [LETTERHEAD]

File No. 409166

                                   ENDORSEMENT #9

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

The Company hereby insures the insured against loss which the insured shall sustain as a result of any exercise of the right of use or maintenance of the easement referred to in paragraph 3b, 3c, 3d, 3e, 3g, 3h, 3i, 4 and 5 of Schedule A over or through the land.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated:  June 15, 1998

FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     ---------------------------
     Authorized Officer or Agent
CLTA Form 103.1 (Rev. 9-10-93)


                                     [LETTERHEAD]

File No. 409166

                                  ENDORSEMENT #10

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

      The Company hereby insures the insured against loss which the insured shall sustain by reason of any statutory lien for labor or material attaching to the estate or interest referred to in Schedule A arising out of any work of improvement under construction or completed at the Date of Policy.

      This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY: /s/ LUI SAMSONES
    ---------------------------
    Authorized Officer or Agent
CLTA Form 101.4 (Revised 9-10-93)
CLTA - Owner


                                     [LETTERHEAD]

File No. 409166
                                  ENDORSEMENT #11

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

      The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of Lot 463-A and Lot 463-C of the land described in Paragraph 3 of Schedule A to be contiguous.

      This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsement, nor does it extend the effective date of the policy and any prior endorsement, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY: /s/ LUI SAMSONES
    ---------------------------
    Authorized Officer or Agent
CLTA Form 118.4 (Rev. 6-14-96)
Alta or Clta - Owner or Lender


                                     [LETTERHEAD]

File No. 409166

                                  ENDORSEMENT #12

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME: INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby insures the insured against loss or damage the insured shall sustain by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws that is based on the transaction creating the estate or interest insured by the policy being deemed a fraudulent conveyance or a preferential transfer.

     Neither the policy nor this endorsement insures the insured against loss or damage by reason of any acts of, or conduct by, the insured which results in a court finding the insured not to be a mortgagee in good faith.

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsement, nor does it extend the effective date of the policy and any prior endorsement, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     -----------------------------
     Authorized Officer or Agent
     Special Endorsement


                                     [LETTERHEAD]

File No. 409166


                                  ENDORSEMENT #13

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby insures the insured against loss or damage the insured shall sustain by reason of the merger of the mortgages referenced in the Consolidated Mortgage and the estate or interest referred to in Schedule A.

     Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsement, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     ---------------------------
     Authorized Officer or Agent
     Special Endorsement Non-Merger


                                     [LETTERHEAD]

File No. 409166


                                  ENDORSEMENT #14

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME: INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby insures the insured against loss which the insured shall sustain by reason of present violations on the land of the covenants, conditions and restrictions referred to in paragraph 7 of Schedule A.

     For purposes of this endorsement, the words "covenants", "conditions" or "restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection, except to the extent that a notice of a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy and is not excepted in Schedule A.

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsement, nor does it extend the effective date of the policy and any prior endorsement, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     ------------------------
     Authorized 0fficer or Agent
     CLTA Form 100.19 (Rev 6-14-96)
     ALTA or CLTA - Owner or Lender


                                     [LETTERHEAD]

File No. 409166


                                  ENDORSEMENT #15

                           Attached to Policy No. 129202

                                     issued by

                       FIRST AMERICAN TITLE INSURANCE COMPANY

CODE NAME:  INTERNATIONAL HOTEL ACQUISITIONS, LLC

     The Company hereby insures the insured against loss which the insured shall sustain in the event that the owner of the easement referred to in paragraph 5 of Schedule A shall compel the removal of any portion of the improvements on the land which encroach upon said easement.

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsement, nor does it extend the effective date of the policy and any prior endorsement, nor does it increase the face amount thereof.

FIRST AMERICAN TITLE INSURANCE COMPANY


BY:  /s/ LUI SAMSONES
     -------------------------
     Authorized Officer or Agent
     CLTA Form 103.3 (Rev 9-14-93)


                                     [LETTERHEAD]

                                    EXHIBIT E-1

                              NONFOREIGN CERTIFICATION

          INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER") is the transferor of that certain real property located in the County of Maui, State of Hawaii, and more particularly described on EXHIBIT A attached hereto (the "PROPERTY"), pursuant to the terms of that certain Purchase and Sale Agreement and Joint Escrow instructions dated as of November ___, 1998 (the "PURCHASE AGREEMENT") by and between Seller and ________________________, a _________________.

          Section 1445 of the Internal Revenue Code of 1986 (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection the disposition of the Property, the undersigned certifies the following.

          1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

          2. Seller's U.S. employer identification number is __________________________; and

          3. Seller's address is c/o Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010.

          It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

Dated:  _______________, 1998

SELLER:   INTERNATIONAL HOTEL ACQUISITIONS, LLC,
          a Delaware limited liability company

          By:
               -------------------------
                    Lance Graber
                    Vice President


                                        E-1-1

                                     EXHIBIT E-2

                             FORM OF HAWAII CERTIFICATION
                               OF WITHHOLDING EXEMPTION


                          [Form N-289 to be attached hereto]




                                        E-2-1

                                      EXHIBIT F

                          LIQUOR LICENSE TRANSFER AGREEMENT

          THIS LIQUOR LICENSE TRANSFER AGREEMENT (this "AGREEMENT") is made and dated as of ______________, 1998, by and between INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER"), and ________________________, a _________________ ("BUYER").

                                      ARTICLE I

     SECTION 1.01   DEFINITIONS.  As used in this Agreement:

          "CLOSE OF LIQUOR ESCROW" means the consummation of the acquisition of the Liquor Property as contemplated hereunder.

          "LIQUOR CLOSING DATE" means the date on which the Close of Liquor Escrow shall occur.

          "LIQUOR ESCROW HOLDER" means the Escrow Agent.

          "LIQUOR PROPERTY" means the Liquor License, the Liquor Personalty, the Liquor Inventory.

          "LIQUOR INVENTORY" means all unopened and sealed alcoholic beverages on hand at the Project as of 12:01 a.m. (Hawaii Time) on the Closing Date.

          "LIQUOR PERSONALTY" means the fixtures, equipment, glassware and other expendable items, and other personal property used in the sale of alcoholic beverages at the Project.

          "LIQUOR PURCHASE PRICE" means the value of the Liquor Inventory, at Seller's original cost.

          "MLC" means the Maui County Liquor Commission.

          SECTION 1.02. OTHER TERMS. Initially capitalized terms used herein without definition are defined in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November ___, 1998 by and among Buyer and Seller (the "PURCHASE AGREEMENT").

                                      ARTICLE II

          SECTION 2.01. AGREEMENT TO BUY AND SELL. Subject to the terms and conditions contained in this Agreement, Seller agrees to sell, assign, convey, and transfer to Buyer, and Buyer agrees to buy from Seller, the Liquor Property.

          SECTION 2.02. PROPERTY TO BE TRANSFERRED. It is the intent of the parties hereto that the execution of this Agreement will result in the conveyance and transfer to Buyer of all property, tangible and intangible, of any kind, used or useful in connection with the sale or service of alcoholic beverages in or about the Project.

                                     ARTICLE III

          SECTION 3.01. PURCHASE PRICE. Buyer shall deposit the Liquor Purchase Price, in cash, with the Liquor Escrow Holder not less than two (2) Business Days prior to the Liquor Closing Date. On the Liquor Closing Date, Buyer shall cause Liquor Escrow Agent to release to Seller the Liquor Purchase Price.

                                      ARTICLE IV

          SECTION 4.01.  DOCUMENTATION AND DELIVERY OF DOCUMENTS.  At least two
(2) Business Days prior to the Liquor Closing Date, Seller must execute and deposit with the Liquor Escrow Holder a bill of sale and assignment, substantially in the form of EXHIBIT A attached hereto (the "LIQUOR BILL OF SALE") duly transferring to Buyer all of the Liquor Property. If a nominee is designated, Seller must receive written notice of such designation at least five
(5) Business Days prior to the Liquor Closing Date. In addition, Seller shall take such actions and execute and deliver any and all additional documents requested by the MLC or reasonably requested by Buyer to effectuate the transfer of the Liquor Property and carry out the intent of this Agreement.

                                      ARTICLE V

          SECTION 5.01. CONDITIONS PRECEDENT TO CLOSING. The obligations of Buyer and Seller under this Agreement are subject to the Closing of Buyer's purchase of the Property pursuant to the terms of the Purchase Agreement. The obligations of Buyer hereunder are subject to Buyer's receipt of approval from the MLC for the transfer of the Liquor Property to Buyer.

                                      ARTICLE VI

          SECTION 6.01. REPRESENTATION. Seller represents and warrants to Buyer that, as of the date of this Agreement and as of the Liquor License Closing Date, (i) Seller has not sold, transferred, assigned, conveyed, or agreed to sell, transfer, assign, convey or encumber, any of Seller right, title or interest in and to the Liquor Property to any Person (other than Buyer); and
(ii) Seller is the owner of the Liquor Property. Seller shall indemnify, defend and hold Buyer harmless from and against all losses, damages and expenses actually incurred by Buyer due to the inaccuracy of the foregoing representations and warranties.

                                     ARTICLE VII

          SECTION 7.01. ASSIGNMENT. Buyer shall have the right to assign this Agreement to any party designated by Buyer and approved by MLC, and shall deliver written notice of such assignment to Seller at least five (5) Business Days prior to the Liquor Closing Date.

          SECTION 7.02. NOTICES. Any demand, request, consent or other notice given or required to be given under this Agreement shall be given in the manner provided for in the Purchase Agreement.

          SECTION 7.03. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          SECTION 7.04. GOVERNING LAW. This Agreement shall be governed by, interpreted under, construed and enforced in accordance with the laws of the State of Hawaii.

          SECTION 7.05. ENTIRE AGREEMENT. This Agreement and the written agreements referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof and thereof. All additions, variations or modifications to this Agreement shall be void and of no effect unless in writing and signed by the parties hereto.

                              [Signatures on next page]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SELLER:        INTERNATIONAL HOTEL ACQUISITIONS, LLC,
               a Delaware limited liability company

               By:
                  -------------------------
                    Lance Graber
                    Vice President

BUYER:
                 ------------------------------
               a                         ,
                -------------------------



               By :
                    ---------------------------
               Name:
                      -------------------------
               Its:
                      -------------------------

                   EXHIBIT A TO LIQUOR LICENSE TRANSFER AGREEMENT

                            FORM OF LIQUOR BILL OF SALE

          THIS BILL OF SALE AND ASSIGNMENT is executed as of ______________, 1998, by INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company ("SELLER"), in favor of ________________________, _________________,
("BUYER"). Initially capitalized terms used herein without definition are defined in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November ___, 1998, by and between Seller and Buyer (the "PURCHASE AGREEMENT").

          FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Seller does hereby grant, bargain, sell, convey, assign, transfer and set over unto Buyer, absolutely and not as security, all property, tangible and intangible, of any kind, used or useful in connection with the sale or service of alcoholic beverages in or about the Project, in which Seller owns or has any interest or right, including without limitation (i) all unopened and sealed alcoholic beverages on hand at the Project as of 12:01 a.m. (Hawaii Time) on the date hereof, (ii) all fixtures, equipment, glassware and other expendable items, and other personal property used in the sale of alcoholic beverages at the Project and (iii) that certain Alcoholic Beverage Licenses No. _____________.

          Seller hereby represents and warrants that, Seller has not sold, transferred, assigned, conveyed or encumbered any of Seller right, title or interest in and to the above-described property to any Person.

          IN WITNESS WHEREOF, Seller and Buyer have executed this Bill of Sale and Assignment as of the day and year first above written.

SELLER:   INTERNATIONAL HOTEL ACQUISITIONS, LLC,
          a Delaware limited liability company

          By:
             -----------------------------
               Lance Graber
               Vice President


BUYER:
          ----------------------------------,
          ----------------------------------

          By:
             -------------------------------
               Name:
                    ------------------------
               Its:
                    ------------------------



                                        F-A-1

                                      EXHIBIT G

                                     TITLE BINDER


                                  [Attached hereto]

File No. 409166
Binder No. 129202

Attachment to Interim Binder A


                                     SCHEDULE A

1.   The estate or interest in the premises described or referred to herein is:

A Fee Simple Estate

2. Title to the estate or interest covered hereby at the date hereof is vested in:

International Hotel Acquisitions, LLC, a Delaware limited liability company

3.   The premises referred to herein is described as follows:

All of those certain parcels of land situate at Honuaula, District of Makawao, Island and County of Maui, State of Hawaii, described as follows:

LOTS:     463-A, area 36.603 acres;
          463-C, area 0.297 acre; and
          463-D, area 0.003 acre, more or less, as shown on Map 72, filed with Land Court Application No. 1804 of Matson Navigation Company.

AS TO LOT 463-A ONLY:

          EXCEPTING any portion of the above described property lying below the line of high water, said line of high water being defined by Sections 205A--41 to 205A--43.6 of the Hawaii Revised Statutes, as amended, and also excepting any artificial accretions to said property waterward of said high water line.

Being all of the land described in and covered by
Transfer Certificate of Title No. 511,711
Issued To      :    International Hotel Acquisitions, LLC, a Delaware
                    limited liability company

(Deed dated June 15, 1998, recorded as Land Court Document No. 2463683.)



                           Continued on Page 2, Schedule A


                                     [LETTERHEAD]

File No. 409166
Binder No. 129202


                               SCHEDULE A continued
                                       Page 2

4.   Exceptions:

     1. TAXES FOR THE FISCAL YEAR 1998-1999 AND SUBSEQUENT YEARS Tax Key: 2/2-1-8-109 (A.A. 38.517 Acres) Code 6
          1st Installment  (Delinquent after August 20, 1998)
          2nd Installment  (Delinquent after February 20, 1999)

     2. Title to all mineral and metallic mines reserved to the State of Hawaii.

     3.   AS TO LOT 463-A ONLY:

          (a) Shoreline setback lines at they may be established by the State Land Use Commission or by the County pursuant to Sections 205A--41 to 205A--43.6 inclusive of the Hawaii Revised Statutes.

          (b) DESIGNATION OF EASEMENTS "64", "65", "66" AND "67", as shown on Maps 19 and 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 50009, filed May 4, 1978.

          (c) DESIGNATION OF EASEMENTS "231", "232", "233" AND "234", as shown on Maps 46 and 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 79883, filed August 27, 1986.

          (d) DESIGNATION OF EASEMENT "316", for sewer line purposes, as shown on Maps 62 and 72 of Land Court Application No. 1804, as set forth by Land Court Order No 92731, filed February 27, 1989.

          (e)  GRANT OF EASEMENT
               In Favor Of:  GTE Hawaiian Telephone Company Incorporated
               Dated      :  December 10, 1990
               Recorded as Land Court Document No. 1793998.
               Granting a perpetual Easement 5 feet wide to build, etc., underground lines, etc., for the transmission and distribution of communication

          (f) The following as shown on survey map prepared by Alden S. Kajioka, Registered Professional Land Surveyor, with Controlpoint Surveying and Engineering, Inc., dated December 14, 1992, revised September 30, 1997 and April 17, 1998, to-wit:

               1. A portion of the south 4-level parking garage protrudes into Easement 202.

                          Continued on Page 3, Schedule A


                                    [LETTERHEAD]

File No. 409166
Binder No. 129202


                               SCHEDULE A continued
                                       Page 3

               2. Chain link fence meanders along boundary line, as shown on said surveyor's map as Item 8; and

               3. Archaeological sites as shown on said survey map located as per construction drawing. Rights of the State of Hawaii in any historical or archaeological, site or related purpose under Hawaii Revised Statutes 6E.

               4. "25 ft. setback lines as shown on Grand Hyatt General Plan Sheet No. C2.1"; and 150 ft. shoreline setback; and 300 ft. shoreline setback line.

          (g)  DESIGNATION OF EASEMENTS "393", "396", "398", "399" AND "400", as
               shown on Map 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 128145, filed June 26, 1997. Said easements being for the following purposes:

               Easement 393   non-exclusive easement for storm drain purposes,
                              in favor of Wailea Resort Company, Ltd.

               Easement 396   non-exclusive easement for access purposes, in
                              favor of and appurtenant to Lot 463-B.

               Easement 398   non-exclusive easement for access purposes, in
                              favor of County of Maui.

               Easement 399   non-exclusive easement for water line purposes, in
                              favor of County of Maui

               Easement 400   non-exclusive easement for sewer line purposes, in
                              favor of Wailea Resort Company, Ltd.

          (h) DESIGNATION OF EASEMENTS "70" AND "71", as shown on Maps 19 and 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 50009, filed May 4, 1978.

                          Continued on Page 4, Schedule A


                                    [LETTERHEAD]

File No. 409166
Binder No. 129202


                               SCHEDULE A continued
                                       Page 4

          (i)  GRANT OF EASEMENT
               In Favor Of:  Maui Electric Company, Limited
               Dated      :  March 17, 1992
               Recorded as Land Court Document No. 1915076.
               Granting easements for electrical purposes over said Easements "231" to "236", inclusive.

     4.   AS TO LOTS 463-A AND 463-C ONLY:

          (a)  GRANT OF EASEMENT
               In Favor Of:  Maui Electric Company, Limited
               Dated      :  May 24, 1991
               Recorded as Land Court Document No. 1836294.
               Granting a perpetual right and easement ten feet wide to build, construct, reconstruct, rebuild, repair, maintain and operate underground power lines, etc. for the transmission of electricity.

          (b) DESIGNATION OF EASEMENTS "394", "395" AND "397", as shown on Map 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 128145, filed June 26, 1997.

     5. DESIGNATION OF EASEMENT "202", as shown on Map 32 and 72 of Land Court Application No. 1804, as set forth by Land Court Order No. 63162, filed July 7, 1982.

     6.   AS TO LOTS 463-C ONLY:

               The condition that said lot shall be dedicated to the County of Maui for beach access parking purposes pursuant to a requirement for final subdivision approval imposed by the County of Maui (which approval was granted on February 9, 1995), as set forth by Land Court Order No. 128145, filed June 26, 1997.

                           Continued on Page 5, Schedule A


                                     [LETTERHEAD]

File No. 409166
Binder No. 129202


                               SCHEDULE A continued
                                       Page 5

     7.   WAILEA COMMUNITY ASSOCIATION DECLARATION OF COVENANTS AND RESTRICTIONS
          Dated:    December 19, 1986
          Filed as Land Court Document No. 1427923.
          Said Declaration was supplemented by (a) instrument dated December 22, 1986, filed as Land Court Document No. 1427924 (affecting Lots 336, 337 and 339); (b) Additional Declaration of Covenants and Restrictions dated February 19, 1987, filed as Land Court Document No. 1441102, (affecting Lot 102); and (c) instrument dated April 30, 1987, filed as Land Court Document No. 1464901 (affecting Lots 222 and 223); except for the assessment liens provided for and mentioned in Article V, Sections 6 and 9, in said Document No. 1427923, as supplemented and Amended.
          (Note: Lots 222 and 223 have been consolidated and resubdivided into Lots 462 and 463.)

          Said Declaration was amended by instruments dated September 2, 1994, filed as Land Court Document No. 2180541, and dated September 29, 1997, recorded as Land Court Document No. 2408259. But deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

          NOTE: Amendment dated September 29, 1997, recorded as Land Court Document No. 2408259 is not noted on Transfer Certificate of Title No. 322,453.

     8.   CONSOLIDATED MORTGAGE
          Mortgagor(s)    :   International Hotel Acquisitions, LLC, a
                              Delaware limited liability company
          Mortgagee(s)    :   Credit Suisse First Boston Mortgage Capital LLC, a
                              Delaware limited liability company
          Dated           :   June 15, 1998
          Recorded June 15, 1998 in the Office of the Assistant Registrar of the Land Court as Land Court Document No. 2463685
          To Secure       :   $360,000,000.00

          CONSOLIDATED, AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS
          Assignor(s)     :   International Hotel Acquisitions, LLC, a
                              Delaware limited liability company
          Assignee(s)     :   Credit Suisse First Boston Mortgage Capital LLC, a
                              Delaware limited liability company
          Dated           :   June 15, 1998
          Recorded June 15, 1998 in the Bureau of Conveyances as Document
          No. 98-085519.


                                    [LETTERHEAD]

                                   EXHIBIT H

                                 PROJECT LOGO

                               [Attached hereto]

                                    [LOGO]

                                  EXHIBIT I

                           FORM OF EMPLOYEE NOTICE

                                  (Attached)

November __, 1998

TO:       All Employees

FROM: Grand Wailea Company and International Hotel Acquisitions, LLC (cc: Director, State Department of Labor and Industrial Relations; ILWC, Local 142)

Dear Employee:

The current owner of the Grand Wailea Hotel (International Hotel Acquisitions,
LLC), has entered into negotiations to sell the hotel. As your current employer, the Grand Wailea Company will have no control over the details of that sale. If and when the sale is completed, the contract under which Grand Wailea Company operates the hotel for the current owner will expire, and Grand Wailea Company will cease as your actual "employer." We expect this to occur, if at all, sometime between December 18 and December 31, 1998. Of course, if the sale is not completed, your employment with Grand Wailea Company will continue on the same terms and conditions. If the sale is completed, we will let you know promptly.

Although no determinations have yet been made regarding the hotel's future workforce, all current Grand Wailea Company employees will be eligible to apply for positions with the new owner. Similarly, while there may be employees laid off or terminated, we are hopeful that many positions at the hotel will be filled by current employees. However, that is by no means assured. Specifically, we do not know at this time to which existing employees the buyer will offer employment, what the selection process will be, or on what terms employment will be offered. We do know, however, that the new employer will be setting its own initial terms and conditions of employment and will be deciding whom to hire.

Those of you represented by a union should direct any questions you have about the effect of the sale under the current collective bargaining agreement to your union representatives. Those of you who experience unemployment may be eligible for a "dislocated workers' allowance" as provided under state law, if you receive a determination of eligibility for unemployment compensation benefits from the State of Hawaii, Department of Labor and Industrial Relations.

The departure of the Grand Wailea Company as the hotel manager does not mean that the Grand Wailea Resort, Hotel & Spa is going to disappear or that there will be any lowering of our standards for hotel guests. Operations are expected to go on. The new owners will have the right to operate using the same name. This sale, therefore does not mean that, if you accept employment with the new company, that your service with the hotel as an operating entity will be terminated, or that you will be considered terminated from the operations of the hotel. It may be that you and other selected employees will simply be transferred to the payroll of the new owner, upon your accepting the new terms of employment they establish.

The prospective purchaser has also asked us to advise you, consistent with the National Labor Relations Act, that if there arises a duty to bargain with the present union, it will certainly do so in good faith. Of course, these are matters to be resolved in the future between the purchaser and the union, when and if appropriate.

This notice is being given to you in accordance with the Hawaii Dislocated Workers Act and the Worker Adjustment and Retraining Notification Act of 1988.

We sincerely wish you and the purchaser the best during this transition.

Sincerely,


WDC

                                    November __, 1998

Ms. Lorraine H. Akiba, Director
State of Hawaii, Department of Labor
     and Industrial Relations
830 Punchbowl Street, Room 321
Honolulu, Hawaii 96813

          Re:  SALE OF THE GRAND WAILEA HOTEL; DISLOCATED WORKERS' ACT NOTICE

Dear Ms. Akiba:

The Grand Wailea Hotel is located at 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753. International Hotel Acquisitions, LLC ("IHA") will sell the Grand Wailea Hotel shortly. Grand Wailea Company ("GWC"), c/o Grand Wailea Hotel, 3850 Wailea Alanui Drive, Wailea, Maui, Hawaii 96753, is the manager of the Grand Wailea Hotel and the present employer of the Hotel employees. GWC's contract to manage the Grand Wailea Hotel will expire when IHA completes the sale. GWC employs approximately one thousand two hundred (1,200) employees under its management contract with IHA. GWC will cease being the employer of all its employees at the time of the sale. Some or all of these employees may, based on the decisions of the purchaser or their own choice, become unemployed as a result of this sale. In any event, they will be off our payroll as of the closing date of the sale.

We expect this to occur between December 18, 1998, and December 31, 1998. You may contact [INSERT NAME AND TELEPHONE NUMBER OF COMPANY OFFICIAL] for further information. GWC will make other information, such as the job titles of the employees, the number of employees affected in each job category, the name of each union representing employees and the name and address of the chief elected officer of the union available for inspection at GWC's facilities. This letter is being sent with the attached letter to the union that represents bargaining unit employees and the attached letter is being sent to all employees.

                                   Very truly yours,

EMPLOYER-HOTEL MANAGER             SELLER
Grand Wailea Company               International Hotel Acquisitions, LLC
3850 Wailea Alanui Drive           c/o First Boston Corporation
Wailea, Maui, Hawaii 96753         11 Madison Avenue, 5th Ave
                                   New York, New York 10010

By:                                By:
   -----------------------            ------------------------------
     -------------------                Lance J. Graber
     Its: Payroll Manager               Its: Vice President

                                      EXHIBIT J

                         FORM OF TENANT ESTOPPEL CERTIFICATE

          _____________________ ("TENANT") certifies as follows:

          1. Tenant is the tenant under that certain lease dated __________, 19___ (the "LEASE"), executed by __________________________________ ("LANDLORD")
as Landlord and Tenant, covering a portion of the property located at ________________________ (the "PROPERTY"). Tenant is not required to pay any operating expenses for the Property.

          2. Pursuant to the Lease, Tenant has leased approximately __________ square feet of space (the "PREMISES") at the Property and has paid a security deposit of $__________. The term of the Lease commenced on __________, 19___ and the expiration date of the Lease is __________, 19___. Tenant has paid rent through __________, 19___. The next rental payment in the amount of $__________ is due on __________, 19___.

          3. The Lease provides for an option to extend the term of the Lease for _____ years, at a rental rate for such extension term as set forth in the Lease. Except as expressly provided in the Lease and all amendments, modifications and supplements attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, to terminate or cancel the Lease, nor any preferential right to purchase all or any part of the Premises or the Property.

          4. Complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as attached hereto.

          5. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, all amounts required to be paid by Landlord to Tenant in connection therewith have been paid, and Tenant has accepted and taken possession of the Premises, without reservation of claims.

          6. Landlord is not in any material respect in default in the performance of the terms and provisions of the Lease. Tenant is not in any material respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises, except as follows: __________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

          7. No free rent periods or rental concessions have been granted to Tenant by Landlord and, there are no offsets or credits against rentals payable under the Lease, except as follows: __________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________


          This Certificate is given to _________ ("BUYER"), Buyer's lender, and their respective successors and assigns, each of whom will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part.




DATED:  _______________, 1998.     [ADD TENANT SIGNATURE BLOCK]

                                      EXHIBIT K

                              FORM OF NOTICE TO TENANTS

[Name and Address of Tenant]

          Re: Grand Wailea Resort Hotel & Spa

Greetings:

     On _____________, 1998, International Hotel Acquisitions, LLC sold the property commonly known as the "Grand Wailea Resort Hotel & Spa" to ____________________. Please make all payments under your lease and direct all future correspondence regarding your lease as follows:

     ___________________________
     ___________________________
     ___________________________

Should you have any questions, please call ________________ at (___) ____-________.


                    Sincerely,




                    __________________________

                                     SCHEDULE 1

                           SCHEDULE OF SERVICE CONTRACTS,
                            LEASES AND EQUIPMENT LEASES

LEASES

1. Concession Agreement dated May 5, 1995, by and between Grand Wailea Company and Budget Rent A Car Systems, Inc.

2. Concession Agreement dated September 4, 1991 by and between Grand Wailea Company and American Express Travel Related Services Company, Inc., as amended by instrument dated _____________, 1996 (executed on or about October 3, 1996).

3. Standard Concession Lease Agreement dated June 16, 1997, by and between Grand Wailea Company, as Landlord, and Ki'i Gallery, Inc., as Tenant.

4. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Richter's of Hawaii, as Tenant, as amended by written notice dated May 22, 1996, from Tenant to Landlord of exercise of option to extend lease term.

5. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Senses Joint Venture, as Tenant, as assigned by Tenant to W.H. Smith Hotel Stores Inc. pursuant to Assignment of Lease dated November 27, 1991, and as amended by First Amendment to Lease dated November 27, 1991 by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc.

6. Standard Concession Lease Agreement dated November 24, 1997, by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Maui Clothing Company, Inc., as Tenant.

7. Standard Concession Lease Agreement (undated), by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Noa Noa Kona, Inc., as Tenant.

8. Standard Concession Lease Agreement dated April 24, 1991, by and between Grand Hyatt Wailea, as Landlord, and Sandal Tree Limited, as Tenant.

9. Standard Concession Lease Agreement dated August 8, 1991, by and between Grand Wailea Company, as Landlord, and Lorenzi of Italy, as Tenant, and as amended by Amendment to Standard Concession Lease Agreement dated August 30, 1996, by and between Grand Wailea Company and Lorenzi of Italy.

10. Standard Concession Lease Agreement dated February 27, 1996, by and between TSA Management Company, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant.

11. Standard Concession Lease Agreement dated April 8, 1993, by and between Grand Wailea Company, as Landlord, and Lahaina Printsellers, Ltd., as Tenant, and as amended by Amendment to Standard Concession Lease Agreement dated April 30, 1997, by and between Grand Wailea Company and Lahaina Printsellers, Ltd. Standard Concession Lease Agreement dated February 27, 1996, by and between TSA Management Company, Limited, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant (for 423 square feet formerly occupied by Lahaina Print Sellers).

12. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Edward D. Sultan Co., Ltd., as Tenant (HF Wichman Lease), as amended by written notice dated August 2, 1996, from Tenant to Landlord of exercise of option to extend lease term.

13. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc., as Tenant (Men's
     Shop).

14. Standard Concession Lease Agreement dated September 10, 1991, by and between Grand Wailea Company, as Landlord, and Resort Medical Services, Ltd., as Tenant.

15.  Concession Agreement with Wrap-A-Rainbow, Inc., dated November 4, 1996.

16. Service Agreement dated January 15, 1998, but effective as of January 15, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Authentic Concepts Inc.

17. Service Agreement dated January 12, 1998, but effective as of January 12, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Lafferty Watersports, Inc.

18. Service Agreement dated January 15, 1998, but effective as of January 15, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Rainbow Aquatics.

19. Service Agreement dated January 19, 1998, but effective as of January 19, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Rochelle Salzer Artworks.

20. Concession Agreement dated March 26, 1998 by and between Grand Wailea Company, as Landlord, and JTB Hawaii, Inc., as Tenant.

21. Concession Agreement dated December 15, 1997, by and between TSA Management Company, Ltd., and The Business Center LLC, together with amendment dated April 13, 1998 by and among Solidrock L.L.C., TSA Management Company, Ltd., and Grand Wailea Company.

22. Standard Concession Sublease Agreement dated January 1, 1993, by and between TSA Management, Inc., and Double Check Photo Systems, Inc., together with Guaranty dated February 4, 1998 by Pierre Crevolin, letter dated April 17, 1998 addressed to Mr. Pierre Crevolin from Eileen Maniaci regarding "Lease Renewal", and Extension of Lease letter addressed to TSA Management Company, Ltd.

SERVICE CONTRACTS

1. Mitsubishi Elevators & Escalators (Service Agreement dated August 1, 1993) by and between Grand Wailea Resort, Hotel and Spa and MEC Elevator Company, together with Vertical Transportation Maintenance Agreement (undated) by and between MEC Elevator Company and Grand Wailea Resort, Hotel & Spa.

2. New Hermes Incorporated (Extended Warranty Agreement dated July 21, 1995) by and between Grand Wailea Resort, Hotel & Spa, as buyer, and New Hermes, Incorporated Service and Customer Support.

3. NEC Business Communication Systems (West), Inc. (Maintenance Service Agreement NEC Business Communication Systems (Hawaii) dated November 21,
     1996), by and between NEC Business Communication Systems (Hawaii), a division of NEC Business Communication Systems (West), Inc., and Grand Wailea Co., together with letter dated October 23, 1997 from NEC indicating the automatic renewal of the NEAXA 2400 TELEPHONE switch, letter dated November 18, 1997 offering to add the Centigram Voicemail system to fill parts and labor telephone switch maintenance agreement.

4. Hawaii Sound Systems, Inc. (Agreement dated October 24, 1994 accepted by Grand Wailea Resort).

5. Hewlett Packard (Agreement for Support Service Package Summary, Customer Contract Information for Support Services, Support Service Summary, Hardware Products Supported, Agreement Summary of Charges for Support Services, dated February 18, 1998).

6. Johnson Controls (Renewal of Service Agreement - Metasys, JC 85/40 letter dated July 23, 1996 accepted by Brian Haraguchi on August 7, 1996).

7. JRS International, Inc. (Service Agreement dated October 1, 1993, but effective October 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and JRS International, Inc.

8. MGM Services, Inc. (Service Agreement dated November 8, 1994, but effective January 1, 1995), by and between Grand Wailea Resort, Hotel and Spa and MGM Services, Inc.

9. Maui Audio Center (Service Agreement dated August 1, 1993, but effective August 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and Maui Audio Center.

10. NALCO Chemical Company (Service Agreement dated May 23, 1994, but effective as of June 1, 1994), by and between Grand Wailea Resort, Hotel and Spa, and NALCO Chemical Company.

11. GASCO, Inc. (Service Agreement dated April 20, 1994, but effective April 15, 1994), by and between Grand Wailea Resort, Hotel and Spa, and GASCO, Inc.

12. Restaurant Environmental Services, Inc. (Service Agreement dated August 11, 1997, but effective as of August 11, 1997), by and between Grand Wailea Resort, Hotel and Spa, and Restaurant Environmental Services Inc.

13. Servidyne Systems, Inc. (Service Agreement dated July 20, 1993, but effective as of August 1, 1993), by and between Grand Wailea Resort, Hotel and Spa, and Servidyne Systems, Inc.

14. TCI of Hawaii, Inc. (Cable Television Bulk Billing Agreement - Hotel - Owner Installed, dated January 1, 1997 by TCI of Hawaii, Inc. dated January 1, 1997), by and between TCI of Hawaii, Inc., as Operator, and Grand Wailea Resort, as Owner.

15.  Simplex (Service Agreement dated July 10, 1997, but effective July 1,
     1997), by and between Grand Wailea Resort, Hotel and Spa, and Simplex.

16. Uniquest The Solution Source (Purchase and Software License Agreement Hospitality Division entered into on or about May 1993), by and between UNIQUEST, Inc. and Grand Wailea Resort Hotel & Spa.

17. Valley Isle Pest Control, Inc. (Service Agreement dated August 18, 1993, but effective September 1, 1993), by and between Grand Wailea Resort, Hotel and Spa and Valley Isle Pest Control, Inc.

18. SESAC (SESAC, Inc. Hotel, Motel & Resort Performance License dated September 25, 1996, between SESAC, Inc., and Grand Wailea Company, dba:
     Grand Wailea Resort, Hotel & Spa).

19. LodgeNet (LodgeNet Guest Pay Agreement (undated) by and between LodgeNet Entertainment Corporation and Grand Wailea Resort, Hotel & Spa, and Addendum attached thereto), executed on or about May 23, 1996.

20. AT&T (AT&T Commission Agreement Renewal Agreement entered into June 16, 1995, between AT&T Communications, Inc. acting on behalf of the Interstate Division of AT&T Corp. and the AT&T Communications interexchange companies, and Grand Wailea Resort, together with AT&T Commission Agreement Bonus Addendum entered into June 16, 1995, and Letter of Authorization).

21. BHP Petroleum - Gas Express (Letter regarding Commercial Fleet charge cards).

22. EPS Electronic Processing Source, Inc. (Merchant Processing Agreement entered by and among First USA Merchant Services, Inc., Electronic Processing Source, Inc. and Grand Wailea Company, dba Grand Wailea Resort, Hotel & Spa, executed on May 24, 1993).

23. Murad, Inc. (Murad, Inc. Charter Club Membership Agreement agreed by Grand Wailea Resort & Spa).

24.  The Fidelio Agreements.

25.  Extended maintenance contract for the Saflok door lock system.

EQUIPMENT LEASES

1. Agreement dated October 23, 1997, by and between Grand Wailea Company and International Business Machines Corporation, to provide connectivity/networking.

2. Agreement dated November 21, 1997, by and between Grand Wailea Company and International Business Machines Corporation, for desktop computer network implementation.

3.   Fidelio Agreements.

4. Audio Visual Headquarters (Agreement for Audio Visual Equipment and Services, entered into on March 1, 1997), by and between Audiovisual Headquarters Corporation, and Grand Wailea Resort Hotel & Spa.

                                     SCHEDULE 2

                            SCHEDULE OF KNOWN LITIGATION

Grand Wailea Company v. Hyatt Corporation, filed October 3, 1997 in the United States District Court for the District of Hawaii (Civil No. 95-00350-HG)


Employee Claims listed on Exhibit 1 attached hereto

Claims listed on Exhibit 2 attached hereto

Matters listed on Exhibit 3 attached hereto

                                                                   CONFIDENTIAL

                                                      CURRENT EMPLOYMENT RELATED ISSUES
                                                               March 5, 1998


----------------------------------------------------------------------------------------------------------------------------------
  COMPLAINANT              ALLEGATION(S)            DATE FILED             AGENCY/COURT                      STATUS
----------------------------------------------------------------------------------------------------------------------------------
BAUTISTA, Celso          National Origin            1/10/97           Hawaii Civil Rights      Submitted response to H.C.R.C.
                         Discrimination                               Comm.                    Case still pending.
----------------------------------------------------------------------------------------------------------------------------------
GARDELL, Barry           Age Discrimination         3/2/95            Hawaii Civil Rights      Plaintiff withdrew to file civil
                                                                      Comm.                    lawsuit.
----------------------------------------------------------------------------------------------------------------------------------
GARDELL, Barry           Age Discrimination         8/10/95           2nd Circuit Court        Judgement against Plaintiff on
                                                                                               2/5/98.  Awaiting appeal deadline.
                                                                                               Motion filed to recover costs.
                                                                                               Hearing date not scheduled.
----------------------------------------------------------------------------------------------------------------------------------
ILWU, Local 14           Class grievance on behalf  3/16/94           Arbitration              ILWU filed a motion to vacate the
                         of the FT/PT Banquet       9/ /97            2nd Circuit Court        arbitration award. Case still
                         employees. Binding         10/ /97           U.S. District Court      pending.  Resort removed motion to
                         arbitration.                                                          Federal Court.
----------------------------------------------------------------------------------------------------------------------------------
LAKE, Prince             Racial Discrimination      9/19/96           H.C.R.C.                 Submitted response to H.C.R.C. Case
                                                                      M-7574                   still pending. In the process of
                                                                                               scheduling telephone interviews.
----------------------------------------------------------------------------------------------------------------------------------
LAKE, Prince             Retaliation                9/19/96           H.C.R.C.                 Submitted response to H.C.R.C. Case
                                                                      M-7898                   still pending. In the process of
                                                                                               scheduling telephone interviews.
----------------------------------------------------------------------------------------------------------------------------------
LAKE, Prince             Racial Discrimination      4/4/97            H.C.R.C.                 Submitted response to H.C.R.C. Case
                                                                      M-8254                   still pending.
----------------------------------------------------------------------------------------------------------------------------------


cc: Hideki Hayashi


                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/93 THROUGH 07/31/94              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE   1


CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT     ITEM    CLAIMANT                STAT
----------------------------------------------------------------------------------------------------------------------

06952242    GENERAL         25000.00    HI    12/01/93    11/03/95       01      LBI     ENZWEILER
                                                                         02      LBI     GRENIER


                                 FACTS:  ALLEGED HARASSMENT/TERMINATION


                            TOTAL CLAIMS:  1



CLAIM #   LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
----------------------------------------------------------------------------------------------

06952242  Closed 12/19/95            .00          .00             .00             .00       Y
          Closed 12/19/95            .00          .00             .00             .00       N
               ------------  -----------    ---------      ----------      ----------

                        .00          .00          .00             .00             .00


                        .00          .00          .00             .00             .00


                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/95 THROUGH 07/31/96              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE   2
CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT                STAT
----------------------------------------------------------------------------------------------------------------------

06951593    SPA             25000.00    HI    08/15/95    08/17/95       01      LBI     CANNON, FANNY


 *CARRIER #: 17095390142         FACTS:  SLIP & FALL - FRACTURED LEFT ANKLE (DIARY TO NANCY)



06951706    GUESTROOM       25000.00    HI    08/25/95    08/29/95       01      LBI     RAKUSIN


                                 FACTS:  STUBBED TOE


06951788    POOL            25000.00    HI    08/26/95    09/11/95       01      LBI     BUFORD, BLAKE


                                 FACTS:  CUT CHIN ON SLIDE


06951801    DINING ROOM     25000.00    HI    08/08/95    09/12/95       01      LBI     TAMLEY, RICK


                                 FACTS:  CHIPPED DENTAL CAP ON BACON


06951852    POOL            25000.00    HI    09/10/95    09/18/95       01      LBI     POTHIER, ALBINE


                                 FACTS:  TRIP & FALL @ POOL



06951853    VALET/PARKIN    25000.00    HI    08/26/95    09/18/95       01      APD     BUDGET RENT-A-CAR


                                 FACTS:  COLLISION



06951859    GUESTROOM       25000.00    HI    08/03/95    09/19/95       01      LBI     KRESS, CAITLIN


                                 FACTS:  CUT FOOT WITH SLIDING DOOR



06952217    GUESTROOM       25000.00    HI    09/11/95    11/02/95       01      LPD     ORECCHIA, KATHY


                                 FACTS:  MISSING TENNIS RACKET



06952291    LOBBY           25000.00    HI    10/16/95    11/09/95       01      LBI     SHARPE, PATRICK MARI


                                 FACTS:  FELL IN LOBBY



CLAIM #  LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
---------------------------------------------------------------------------------------------

06951593   Closed 04/30/97     55000.00          .00         2091.34        57091.34       N
              ------------  -----------    ---------      ----------      ----------

                       .00     55000.00          .00         2091.34        57091.34



06951706   Closed 10/27/95          .00          .00          128.49          128.49       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          128.49          128.49


06951788   Closed 10/09/96          .00          .00          743.19          743.19       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          743.19          743.19


06951801   Closed 01/23/96          .00          .00          375.14          375.14       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          375.14          375.14


06951852   Closed 03/07/96          .00          .00          635.46          635.46       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          635.46          635.46



06951853   Closed 10/09/95      1064.57          .00          227.13         1291.70       N
              ------------  -----------    ---------      ----------      ----------

                       .00      1064.57          .00          227.13         1291.70



06951859   Closed 12/06/95       251.44          .00          345.99          597.43       N
              ------------  -----------    ---------      ----------      ----------

                       .00       251.44          .00          345.99          597.43



06952217   Closed 12/29/95          .00          .00          200.50          200.50       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          200.50          200.50



06952291   Closed 09/19/96      8500.00          .00         1031.87         9531.87       N
              ------------  -----------    ---------      ----------      ----------

                       .00      8500.00          .00         1031.87         9531.87


                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/95 THROUGH 07/31/96              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE   3
CLAIM #     AREA         CLAIM #     AREA         SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT
---------------------------------------------------------------------------------------------------------------------------------

06962185    RESTAURANT   06952402    SPA          25000.00    HI    08/05/95    11/21/95       01      LBI     KARSH, TERRY


                                 FACTS:  SLIP & FALL



06963542    CIVIL RIGHT  06960714    SIDEWALK     25000.00    HI    02/25/96    02/28/96       01      LBI     WESTON, DOROTHY


       *CARRIER #:  17096402362  FACTS:  FRACTURED ANKLE (DIARY TO NANCY)



06953707    CHAPEL       06960969    POOL         25000.00    HI    11/05/95    03/26/96       01      LBI     SMIT, EUGENE


       *CARRIER #:  17096405367  FACTS:  KNEE INJURY (DIARY TO NANCY)



06964509    RESTAURANT   06961000    GENERAL      25000.00    HI    10/17/95    03/27/96       01      LPD     HERTZ CORP.


                                 FACTS:  STOLEN VEHICLE



                         06961114    GENERAL      25000.00    HI    02/16/96    04/10/96       01      LBI     BLANK, ROBERT


                                 FACTS:  RESERVATION PROBLEM



                         06961735    PATH/WALKWAY 25000.00    HI    03/14/96    06/11/96       01      LBI     SCHECTER, SHARON


                                 FACTS:  TRIP & FALL (DIARY TO NANCY)






                         06962009    POOL         25000.00    HI    07/02/96    07/10/96       01      LBI     STEIN, DAVID


                                 FACTS:  CUTS/LACERATION/ABRASION



                         06962131    DINING ROOM  25000.00    HI    06/22/96    07/24/96       01      LBI     IREMONGER, STEPHEN


                                 FACTS:  STRUCK BY UMBRELLA

CLAIM #                                 STAT.     LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT
------------------------------------------------------------------------------------------------------------

06962185                                      Closed 08/22/96            10000.00           .00           89
                                                 ------------         -----------   -----------    ---------

                                                          .00            10000.00           .00           89



06963542                                0            50000.00                 .00       2241.98          129
                                                 ------------         -----------   -----------    ---------

                                                     50000.00                 .00       2241.98          129



06953707                                0            25000.00                 .00        924.50          211
                                                 ------------         -----------   -----------    ---------

                                                     25000.00                 .00        924.50          211



06964509                                      Closed 09/30/96                 .00           .00           36
                                                 ------------         -----------   -----------    ---------

                                                          .00                 .00           .00           36



                         06961114             Closed 07/31/96                 .00           .00           26
                                                 ------------         -----------   -----------    ---------

                                                          .00                 .00           .00           26



                         06961735       0            25000.00                 .00       5000.00          176
                                                 ------------         -----------   -----------    ---------

                                                     25000.00                 .00       5000.00          176
                                                 -----------------------------------------------------------
**  Changes Made During Current Month ** == >        10000.00                 .00       5000.00
                                                 -----------------------------------------------------------


                         06962009             Closed 10/09/96                 .00           .00           46
                                                 ------------         -----------   -----------    ---------

                                                          .00                 .00           .00           46


                         06962131             Closed 10/10/96             1189.19           .00           37
                                                 ------------         -----------   -----------    ---------

                                                          .00             1189.19           .00           37


                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/96 THROUGH 07/31/97              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE   5
CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT                STAT
----------------------------------------------------------------------------------------------------------------------

06962880    GENERAL         25000.00    HI    09/11/96    10/07/96       01      LBI     CURRENT, JEANNE            0


                                 FACTS:  ALLEGED EMPLOYEE BENEFIT LIABILITY



06963441    HOTEL           25000.00    HI    12/07/96    12/16/96       01      LPD     BUDGET RENT-A-CAR


                                 FACTS:  RENTAL CAR STRUCK BY FALLEN TREE



06963447    GUESTROOM       25000.00    HI    10/13/96    12/16/96       01      LBI     LEVI, SARA


                                 FACTS:  CUT FOOT ON SHARP OBJECT IN ROOM



06963448    HOTEL           25000.00    HI    11/07/96    12/16/96       01      LPD     HAKIMIANPOUR, ROBERT


                                 FACTS:  LOST BRACELET



06963772    POOL            25000.00    HI    09/02/96    01/21/97       01      LBI     SEIFERT, SUSAN             0


                                 FACTS:  INJURED ON WATER SLIDE



06964280    HOTEL           25000.00    HI    01/26/97    03/13/97       01      LBI     BAGGOT, TRACEY


                                 FACTS:  BUMPED HEAD ON CABINET DOOR



06964425    HOTEL           25000.00    HI    03/24/97    03/27/97       01      LBI     FARMER, DANIELLE


                                 FACTS:  FELL INTO CONSTRUCTION HOLE



06964478    GARAGE          25000.00    HI    12/27/96    04/02/97       01      LPD     BEAVER, TERRY


                                 FACTS:  ROOF OF VAN SCRAPED



06964507    POOL            25000.00    HI    04/01/97    04/04/97       01      LBI     BELVILLE, HEATHER


                                 FACTS:  STRUCK ANKLE ON ROCK IN POOL



CLAIM #  LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
---------------------------------------------------------------------------------------------

06962880          10000.00          .00     11223.34        59213.38        80436.72       N
              ------------  -----------    ---------      ----------      ----------

                  10000.00          .00     11223.34        59213.38        80436.72



06963441   Closed 03/31/97     20978.30          .00          771.64        21749.94       N
              ------------  -----------    ---------      ----------      ----------

                       .00     20978.30          .00          771.64        21749.94



06963447   Closed 12/22/97          .00          .00         1026.83         1026.83       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00         1026.83         1026.83



06963448   Closed 12/31/97          .00          .00          304.34          304.34       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          304.34          304.34



06963772          10000.00          .00      1000.00          841.91        11841.91       N
              ------------  -----------    ---------      ----------      ----------

                  10000.00          .00      1000.00          841.91        11841.91



06964280   Closed 12/22/97          .00          .00          735.10          735.10       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          735.10          735.10



06964425   Closed 12/22/97      6233.00          .00         1484.29         7717.29       N
              ------------  -----------    ---------      ----------      ----------

                       .00      6233.00          .00         1484.29         7717.29



06964478   Closed 07/28/97       434.37          .00             .00          434.37       N
              ------------  -----------    ---------      ----------      ----------

                       .00       434.37          .00             .00          434.37



06964507   Closed 08/29/97      2642.01          .00         1271.07         3913.08       N
              ------------  -----------    ---------      ----------      ----------

                       .00      2642.01          .00         1271.07         3913.08


                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/96 THROUGH 07/31/97              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE:  6
CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT                STAT
----------------------------------------------------------------------------------------------------------------------

06964508    HOTEL GROUND    25000.00    HI    02/03/97    04/04/97       01      LBI     WILLIAMS, PATTI            0


                                 FACTS:  SLIP AND FALL ON PATH



06964571    SIDEWALK        25000.00    HI    01/13/97    04/09/97       01      LBI     CAESER, KAREN              0


                                 FACTS:  CLAIMANT FELL WHILE WALKING ON PATHWAY



06964815    POOL            25000.00    HI    04/26/97    05/02/97       01      LBI     WIMBERLY, JIM


     *CARRIER #: 17097417690     FACTS:  CLMT SUSTAINED COMPOUND FRACTURE TO LT THUMB



06964816    HOTEL           25000.00    HI    04/27/97    05/02/97       01      LBI     FAEHRMAN, JEANNE


                                 FACTS:  SLIP AND FALL ON STAGE



06964845    LOBBY           25000.00    HI    04/11/97    05/06/97       01      LBI     SPATES, MARY FRANCES       0


                                 FACTS:  SLIP & FALL



06964881    POOL            25000.00    HI    04/16/97    05/08/97       01      LBI     NEWMAN, RENEE LEN          0


                                 FACTS:  CUT TOE ON POOL DRAIN







06964981    HALLWAY         25000.00    HI    01/10/97    05/20/97       01      LBI     GORAY, CHRISTINA           0


     *CARRIER #: 17097419991     FACTS:  SLIP & FALL



06964982    BATHROOM        25000.00    HI    05/12/97    05/20/97       01      LBI     SENKARIC, ANISE


                                 FACTS:  SLIP & FALL






CLAIM #  LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
---------------------------------------------------------------------------------------------

06964508           5000.00          .00          .00          915.85         5915.85       N
              ------------  -----------    ---------      ----------      ----------

                   5000.00          .00          .00          915.85         5915.85



06964571           2500.00          .00          .00          967.64         3467.64       N
              ------------  -----------    ---------      ----------      ----------

                   2500.00          .00          .00          967.64         3467.64



06964815   Closed 08/29/97     11134.90          .00          938.53        12073.43       N
              ------------  -----------    ---------      ----------      ----------

                       .00     11134.90          .00          938.53        12073.43



06964816   Closed 09/02/97      6000.00          .00          792.89         6792.89       N
              ------------  -----------    ---------      ----------      ----------

                       .00      6000.00          .00          792.89         6792.89



06964845           7500.00          .00       575.10          424.90         8500.00       N
              ------------  -----------    ---------      ----------      ----------

                   7500.00          .00       575.10          424.90         8500.00



06964881               .00      5000.00          .00         1035.80         6035.80       N
              ------------  -----------    ---------      ----------      ----------

                       .00      5000.00          .00         1035.80         6035.80
** Changes    ----------------------------------------------------------------------
Made During       -5000.00      5000.00          .00             .00             .00
Current Month
 **  == >     ----------------------------------------------------------------------


06964981          17500.00          .00      1561.63          438.37        19500.00       Y
              ------------  -----------    ---------      ----------      ----------

                  17500.00          .00      1561.63          438.37        19500.00



06964982   Closed 01/16/98      4500.00          .00          908.83         5408.83       N
              ------------  -----------    ---------      ----------      ----------

                       .00      4500.00          .00          908.83         5408.83
** Changes    ----------------------------------------------------------------------
Made During       -7500.00      4500.00       103.33          261.96        -2841.17
Current Month
 **  == >     ----------------------------------------------------------------------



                                            DETAILED CLAIMS REGISTER
PREFERRED HOTEL INSURANCE GROUP
POLICY YEAR: 08/01/96 THROUGH 07/31/97              01/30/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND WAILEA                                                                                      PAGE:  7
CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT                STAT
----------------------------------------------------------------------------------------------------------------------

06964983    GUESTROOM       25000.00    HI    04/12/97    05/20/97       01      LPD     O'KEEFE, EDWARD            0


                                 FACTS:  CLAIMANT LOST JACKET



06965154    HALLWAY         25000.00    HI    01/01/97    06/05/97       01      LBI     MCLAUGHLIN, NICOLA         0


     *CARRIER #:  17097417581    FACTS:  SLIP & FALL ON WET WALKWAY



06965430    BEACH           25000.00    HI    03/23/97    07/07/97       01      LBI     COHN, KIM


                                 FACTS:  CLAIMANT STEPPED OFF OF BANK OF SLOPE



06966108    HOTEL GROUND    25000.00    HI    05/07/97    09/09/97       01      LBI     SMITH, KEVIN


                                 FACTS:  CLAIMANT DRANK HYDROGEN PEROXIDE





P1000222    HOTEL           25000.00    HI    02/14/97    07/08/97       01      LPD     GOLDMAN, MITCHEL


                                 FACTS:  1/0 MONETARY DISPUTE

                       TOTAL CLAIMS:    22


CLAIM #  LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
---------------------------------------------------------------------------------------------

06964983            300.00          .00          .00          311.49          611.49       N
              ------------  -----------    ---------      ----------      ----------

                    300.00          .00          .00          311.49          611.49



06965154          50000.00          .00      7866.45         3759.22        61625.67       N
              ------------  -----------    ---------      ----------      ----------

                  50000.00          .00      7866.45         3759.22        61625.67


06965430   Closed 08/25/97          .00          .00          267.18          267.18       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          267.18          267.18


06966108   Closed 01/15/98          .00          .00          337.68          337.68       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00          337.68          337.68
** Changes     ----------------------------------------------------------------------
Made During       -1000.00          .00      -162.32             .00        -1162.32
Current Month
 **  == >     ----------------------------------------------------------------------


P1000222   Closed 10/20/97          .00          .00             .00             .00       N
              ------------  -----------    ---------      ----------      ----------

                       .00          .00          .00             .00             .00




                 102800.00     56922.58     22226.52        76746.94       258696.04



PREFERRED HOTEL INSURANCE GROUP                     DETAILED CLAIMS REGISTER
POLICY YEAR 08/01/97 THROUGH 07/31/98
ALL TYPE CLAIMS                                     01/30/98
LOCATION: GRAND WAILEA                              BOTH OPEN AND CLOSED CLAIMS


CLAIM #     AREA            SIR         ST    DOL         DATE REPT.    CLMT.    ITEM    CLAIMANT                STAT
---------------------------------------------------------------------------------------------------------------------
06965716    GUESTROOM       25000.00    HI    08/03/97    08/04/97      01       LBI     OBLED, PIERRE           O

   *CARRIER 8: 170 97 420124   FACTS: CLAIMANT FELL OUT OF BED AND FRACTURED NECK


06966106    POOL            25000.00    HI    08/25/97    09/09/97      01       LBI     WARNER, FREDERIC        O

                               FACTS: SLIP AND FALL ON WET SURFACE NEAR POOL SLIDE


06966107    HOTEL GROUND    25000.00    HI    09/06/97    09/09/97      01       LBI     CRITCHFIELD, CHERYL     O

                               FACTS: SLIP AND FALL ON WET GRASS


06966109    HOTEL GROUND    25000.00    HI    09/04/97    09/09/97      01       LBI     ROUPP, SUSAN            O

                               FACTS: SLIP AND FALL ON WET FLOOR


06966749    POOL            25000.00    HI    09/28/97    10/02/97      01       LBI     FERCONIO, MIKE          O

                               FACTS: FINGER SMASHED IN DOOR OF WATER ELEVATOR


06968164    HOTEL GROUND    25000.00    HI    10/21/97    01/28/98      01       LBI     PLESSET, BROOKE         O

                               FACTS: CLAIMANT ALLEGES SKIN DAMAGE AFTER SALON VISIT

                                                                       ** Changes Made During Current Month **

                       TOTAL CLAIMS:   6


CLAIM #     LOSS RES.          LOSS PYMT.     EXP. RES.      EXP. PYMT.      TOT. INCUR     SUIT
------------------------------------------------------------------------------------------------
06965716    250000.00                 .00     3936.74        1063.26         30000.00       N
            ---------          ----------     -------        -------         --------
            250000.00                 .00     3936.74        1063.26         30000.00


06966106      5000.00                 .00         .00        1423.30          6423.30       N
            ---------          ----------     -------        -------         --------
              5000.00                 .00         .00        1423.30          6423.30


06966107      7500.00                 .00      465.53         284.47          8250.00       N
            ---------          ----------     -------        -------         --------
              7500.00                 .00      465.53         284.47          8250.00


06966109     10000.00                 .00     1000.00            .00         11000.00       N
            ---------          ----------     -------        -------         --------
             10000.00                 .00     1000.00            .00         11000.00


06966749      7500.00                 .00      750.00            .00          8250.00       N
            ---------          ----------     -------        -------         --------
              7500.00                 .00      750.00            .00          8250.00


06968164      5000.00                 .00     1000.00            .00          6000.00       N
            ---------          ----------     -------        -------         --------
              5000.00                 .00     1000.00            .00          6000.00
            -----------------------------------------------------------------------------
              5000.00                 .00     1000.00            .00          6000.00
            -----------------------------------------------------------------------------

             60000.00                 .00     7152.27        2771.03         69971.30

                                            DETAILED CLAIMS REGISTER

PREFERRED HOTEL INSURANCE GROUP
ALL POLICY YEARS                                   01/10/98
ALL TYPE CLAIMS                            BOTH OPEN AND CLOSED CLAIMS
LOCATION: GRAND MAILEA

------------------------------------------------------- CURRENT MONTH-----------------------------------------------------------
  OCCURRANCES                   CLAIMS
OPENED    CLOSED           OPENED     CLOSED           LOSS RES.      LOSS PYMT.    EXP. RES.      EXP. PYMT.   TOT. INCUR.
   1         2                1          2              1500.00        9500.00      5734.55         261.96      16996.51
------------------------------------------------------- CURRENT MONTH-----------------------------------------------------------

------------------------------------------------------- OVERALL TOTALS ----------------------------------------------------------
  OCCURRANCES                          CLAIMS
OPENED    CLOSED  TOTAL       OPENED   CLOSED  TOTAL   LOSS RES.       LOSS PYMT.    EXP. RES.      EXP. PYMT.   TOT. INCUR.
  21        29     50           21       30     51     280300.00       141927.78     51844.24       105344.09    579416.11
---------------------------------------------------------------------------------------------------------------------------------


PREFERRED HOTELS -by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998      Valuation date: 01/31/9
0161 GRAND WAILEA RESORT (GL)                      by CARL WARREN & CO.                            Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Sut  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------

Policy year 08/01/93 - 07/31/94 - SIR = $25,000 -
-------------------------------------------------
24154    LBI 001  MELBY MARIE                        GRAND WAILEA RESORT (GL)    08/08/93           07/20/94
                  FOREIGN OBJECT IN FOOD                                         NO                 HI
                  CHIPPED TOOTH ON PIZZA/IN ROOM                                 08/09/93           JG

24269    LBI 001  ZIMRING MURIEL                     GRAND WAILEA RESORT (GL)    08/28/93           12/16/93
                  SLIP & FALL                                                    NO                 HI
                  SLIP AND FALL, INJURED KNEE                                    08/30/93           CG

24294    LBI 001  JAMJOOM MOUTAISM                   GRAND WAILEA RESORT (GL)    08/30/93           09/07/93
                  CUTS/LACERATION/ABRASION                                       NO                 HI
                  CLMT. CUT FOOT ON BTTM. OF JCZZI                               08/31/93           JG

24301    LPD 001  STORY KEN                          GRAND WAILEA RESORT (GL)    08/19/93           11/24/93
                  LOST PROPERTY                                                  NO                 HI
                  MISSING GOLF CLUBS FROM VHCL.                                  08/23/93           JG

24319    LBI 001  ROOFIAN ILANA                      GRAND WAILEA RESORT (GL)    08/31/93           01/19/95
                  RECREATION ACTIVITIES                                          NO                 HI
                  INJD. GOING DOWN WATER SLIDE                                   09/01/93           CG

24353    LPD 001  DIBELLO JAQUELINE                  GRAND WAILEA RESORT (GL)    08/21/93           09/19/95
                  SLIP & FALL                                                    NO                 HI
                  SLIP ON WET FLR./BRK.GLASSES                                   09/07/93           JG

24354    LBI 001  AKHIARZAD ANNIL                    GRAND WAILEA RESORT (GL)    09/06/93           08/15/95
                  CUTS/LACERATION/ABRASION                                       NO                 HI
                  CLMT. INJD.ON GEORGE SLIDE/POOL                                09/07/93           SM

24355    LPD 001  CIELO CHUCK                        GRAND WAILEA RESORT (GL)    08/27/93           11/24/93
                  LOST PROPERTY                                                  NO                 HI
                  MISSING STEREO FROM VEHICLE                                    09/07/93           JG

24419    LBI 001  WEINSTEIN VALERIE                  GRAND WAILEA RESORT (GL)    08/17/93           06/27/95
                  TRIP/FALL                                                      YES                HI
                  TRIP & FALL/POOL STEP/CUT CHIN                                 09/15/93           JG

24674    LBI 001  MCNIEL CINDY                       GRAND WAILEA RESORT (GL)    10/18/93           09/22/95
                  SPORTING ACCIDENT                                              NO                 HI
                  WATER SLIDE ACCIDENT                                           10/19/93           JG

24828    LBI 001  ROGERS KAREN                       GRAND WAILEA RESORT (GL)    10/25/93           06/24/94
                  TRIP/FALL                                                      NO                 HI
                  TRIP & FALL ON STEPS NEAR POOL                                 11/05/93           CG

[ILLE]   LBI 001  ILLEGIBLE                          GRAND WAILEA RESORT (GL)    11/09/93           03/27/95
                  ILLEGIBLE                                                      NO                 HI
                  ILLEGIBLE                                                      11/10/93           CG


-------------------------------------------------------------------------
File No                 NET RESERVES    +    NET PAYMENTS     =   TOTAL
           Current:     Loss    Expense      Loss    Expense     INCURRED
           To Date:     Loss    Expense      Loss    Expense
-------------------------------------------------------------------------


24154
                        0       0           525        169         694


24269
                        0       0         1,060        860       1,920


24294
                        0       0             0          0           0


242301
                        0       0             0        115         115


24319
                        0       0         1,400        463       1,863


24353
                        0       0             0          0           0


24354
                        0       0             0        193         193


24355
                        0       0             0        105         105


24419
                        0       0         1,250      3,342       4,592


24674
                        0       0             0          0           0


24828
                        0       0             0        233         233


[ILLE
                        0       0         2,265      1,374       3,639


PREFERRED HOTELS-by policy year    LOCATION REGISTER AT FULL VALUE - JANUARY 1998      Valuation date: 01/31/9
0161 GRAND WAILEA RESORT (GL)                      by CARL WARREN & CO.                            Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Sut  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------

Policy year 08/01/93 - 07/31/94 - SIR = $25,000 -
-------------------------------------------------
24946    LBI 001  MARKINOVICH CARRIE                 GRAND WAILEA RESORT (GL)    11/29/93           01/14/97
                  BATTERY/ASSAULT                                                YES                HI
                  ALLEDGED ASSAULT/RAPE                                          11/30/93           CG

24982    LBI 001  TREVES NACE, ET. AL                GRAND WAILEA RESORT (GL)    11/04/93           07/20/94
                  CUTS/LACERATION/ABRASION                                       NO                 HI
                  SLIPPED(WET)OFF BRIDGE - PLANTER                               12/06/93           JG

25038    LBI 001  BADEAUX DAPHNE                     GRAND WAILEA RESORT (GL)    12/06/93           02/15/95
                  CUTS/LACERATION/ABRASION                                       NO                 HI
                  CLMT. INJD. KNEE ON WATER SLID                                 12/10/93           CG

25039    LBI 001  RALLIS DEAN                        GRAND WAILEA RESORT (GL)    12/12/93           06/24/94
                  CUTS/LACERATION/ABRASION                                       NO                 HI
                  SLIDE DOWN SLIDE HEAD 1ST/INJD.                                12/13/93           CG

25130    LBI 001  GROTZ THOMAS                       GRAND WAILEA RESORT (GL)    12/17/93           05/11/94
                  SLIP & FALL                                                    NO                 HI
                  FALL ON STAIRS/TARZAN SWING                                    12/20/93           CG

25131    LBI 001  CUMMINGS CAROLYN                   GRAND WAILEA RESORT (GL)    12/14/93           08/04/94
                  TRIP/FALL                                                      NO                 HI
                  CLMT. LOST BALANCE/FELL IN POOL                                12/20/93           CG

25132    LBI 001  KENNEDY REED                       GRAND WAILEA RESORT (GL)    12/21/93           10/14/97
               #  SLIP & FALL                                                    YES                HI
                  FELL BACKWARD ON TAIL BONE/SPA                                 12/27/93           JG

         LBI 002  KENNEDY KARIN                      GRAND WAILEA RESORT (GL)    12/21/93           01/29/97
               #  SLIP & FALL                                                    YES                HI
                  FELL BACKWARD ON TAIL BONE/SPA                                 01/07/97           JG (25132   total:)

25175    LBI 001  KNAUER BLANCHE                     GRAND WAILEA RESORT (GL)    12/09/93           06/17/94
                  SLIP & FALL                                                    NO                 HI
                  FELL ON STEP NEAR SPA RESTROOM                                 12/10/93           JG

25613    LBI 001  PETRELLA ROSE                      GRAND WAILEA RESORT (GL)    02/20/94           03/27/95
                  SLIP & FALL                                                    NO                 HI
                  SCRAPED HER LEG ON EDGE/POOL                                   02/22/94           CG

25702    LBI 001  SUAREZ BENNY                       GRAND WAILEA RESORT (GL)    03/01/94           07/14/94
                  SLIP & FALL                                                    NO                 HI
                  FALL/WET FLOORS/INJD/RETAIL ST                                 03/03/94           CG

25771    LPD 001  MULTI IMAGE PRODUCTIONS            GRAND WAILEA RESORT (GL)    02/22/94           05/16/94
                  CONTRACTOR LIABILITY                                           NO                 HI
                  BLLRM RIGGING/LGHTING TRUSS DMG                                03/11/94           CG


-------------------------------------------------------------------------
File No                 NET RESERVES     +   NET PAYMENTS      =  TOTAL
           Current:     Loss    Expense      Loss    Expense     INCURRED
           To Date:     Loss    Expense      Loss    Expense
-------------------------------------------------------------------------


24946
                          0         0          0      23,626     23,626


24982
                          0         0      8,750         534      9,284


25038
                          0         0          0         416        416


25039
                          0         0          0         283        283


25130
                          0         0          0         322        322


25131
                          0         0          0         375        375



25132
                          0         0     10,053      17,912     27,965


                          0         0     10,000           0     10,000
                          0         0     20,053      17,912     37,965


25175
                          0         0          0         110        110


25613
                          0         0        312         728      1,040


25702
                          0         0          0         158        158


25771
                          0         0      2,500         445      2,945


PREFERRED HOTELS-by policy year    LOCATION REGISTER AT FULL VALUE - JANUARY 1998      Valuation date: 01/31/9
0161 GRAND WAILEA RESORT (GL)                      by CARL WARREN & CO.                            Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Sut  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------

Policy year 08/01/93 - 07/31/94 - SIR = $25,000 -
-------------------------------------------------
25796    LBI 001   SASSER GAIL                      GRAND WAILEA RESORT (GL)     03/08/94         08/04/94
                   SLIP & FALL                                                   NO               HI
                   FLGSTN. WLKWY. WET/POOL/INJ.BACK                              03/14/94         CG

25839    LBI 001   HURST DORIS                      GRAND WAILEA RESORT (GL)     03/20/94         10/17/94
                   SLIP & FALL                                                   NO               HI
                   FALL/SPA INJD. POSS.BRKN.WRIST                                03/21/94         CG

25840    LBI 001   JONES SHELBY                     GRAND WAILEA RESORT (GL)     03/12/94         02/21/95
                   SLIP & FALL                                                   NO               HI
                   FALL/SPA GRANDE/INJD. SHOULDER                                03/21/94         CG

25919    LBI 001   PERTICONE PETER                  GRAND WAILEA RESORT (GL)     03/12/94         09/25/96
                 # SPORTING ACCIDENT                                             YES              HI
                   INJD/PAIN-SPINE, NECK/WTR.SLIDE                               03/31/94         CG

25926    LBI 001   CORN THEODORE                    GRAND WAILEA RESORT (GL)     09/07/93         08/04/94
                   REPAIR OPERATIONS                                             NO               HI
                   SEWER BCKUP.CAUSE STAFF INFEC                                 04/04/94         CG

26281    LBI 001   KLEMME GARY                      GRAND WAILEA RESORT (GL)     03/19/94         12/05/94
                   TRIP/FALL                                                     NO               HI
                   FELL ON CURB/TWST.ANKLE-SWLLN.                                05/04/94         CG

26312    LBI 001   PLEASANT JEANNE                  GRAND WAILEA RESORT (GL)     05/03/94         09/23/94
                   CUTS/LACERATION/ABRASION                                      NO               HI
                   STEPPED ON SHARP OBJECT/CUT FT                                05/10/94         CG

26562    LBI 001   LEIGHLAND DIANE                  GRAND WAILEA RESORT (GL)     12/31/93         12/21/95
                   SLIP & FALL                                                   YES              HI
                   INJD. FOOT ON DANCE FLOOR                                     06/15/94         CG

26580    LBI 001   MURPHY WILLIAM                   GRAND WAILEA RESORT (GL)     06/01/94         08/04/94
                   RECREATION ACTIVITIES                                         NO               HI
                   INJD.LFT.RIB ON WATER SLIDE                                   06/02/94         CG

26616    LBI 001   WHALEN DANIEL                    GRAND WAILEA RESORT (GL)     06/17/94         07/20/95
                   RECREATION ACTIVITIES                                         YES              HI
                   STICHES-HEAD/ROPE BURNS/BOAT                                  06/20/94         CG

         LBI 002   BORDEN CHRISTINE                 GRAND WAILEA RESORT (GL)     06/17/94         07/27/95
                   RECREATION ACTIVITIES                                         YES              HI
                   STITCHES HEAD/ROPE BURNS/BOAT                                 08/10/94         CG (26616 total:)

26636    LBI 001   STOFAO J                         GRAND WAILEA RESORT (GL)     06/16/94         07/20/95
                   RECREATION ACTIVITIES                                         NO               HI
                   FINGER ROPE/TARZAN SWING                                      06/21/94         CG


-------------------------------------------------------------------------
File No                 NET RESERVES    +    NET PAYMENTS      =  TOTAL
           Current:     Loss    Expense      Loss    Expense     INCURRED
           To Date:     Loss    Expense      Loss    Expense
-------------------------------------------------------------------------
25796
                        0       0              0       159           159


25839
                        0       0            200       824         1,024



25840
                        0       0              0       744           744



25919
                        0       0         80,000    33,154       113,154



25926
                        0       0              0       269           269


26281
                        0       0              0       288           288


26312
                        0       0              0       293           293


26562
                        0       0              0     2,112         2,112


26580
                        0       0            100       266           366


26616
                        0       0              0       745           745


                        0       0              0         0             0
                        0       0              0       745           745

26636
                        0       0              0       314           314



PREFERRED HOTELS-by policy year    LOCATION REGISTER AT FULL VALUE - JANUARY 1998      Valuation date: 01/31/9
0161 GRAND WAILEA RESORT (GL)                      by CARL WARREN & CO.                            Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Sut  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------

Policy year 08/01/94 - 07/31/96 - SIR = $25,000 -
-------------------------------------------------
26774    LBI 001  WONG, TAMMYLYNN                   GRAND WAILEA RESORT (GL)     05/01/94         01/09/96
                  PARKING LOT                                                    YES              HI
                  INSD. ALMOST HIT PEDESTRIAN                                    07/12/94         CG

26812    LBI 001  LOHRASB KHODADAD                  GRAND WAILEA RESORT (GL)     07/12/94         09/22/95
                  SLIP & FALL                                                    NO               HI
                  TOP STAIR-LAVA SLD/INJD.SHLDR.                                 07/13/94         JG

26931    LBI 001  BORDEN CHRISTY                    GRAND WAILEA RESORT (GL)     07/02/94         08/08/94
                  DEFECTIVE EQUIPMENT                                            NO               JD
                  RIGGING BRK.HIT ON HAND/PULLEY                                 07/27/94         CG

27024    LBI 001  LAIRD SCOTT                       GRAND WAILEA RESORT (GL)     06/17/94         07/22/96
                  CUTS/LACERATION/ABRASION                                       NO               HI
                  HIT BY UMBRELLA ON HEAD                                        08/03/94         JG

27070    LBI 001  WORKMAN KERRY                     GRAND WAILEA RESORT (GL)     07/15/94         03/10/95
                  RECREATION ACTIVITIES                                          NO               HI
                  INJD.NECK & SHLDR/WATER SLIDE                                  08/08/94         CG

27112    LBI 001  CONNERS DIANE                     GRAND WAILEA RESORT (GL)     07/12/94         02/15/95
                  MEDICAL ATTENTION                                              NO               HI
                  ILLNESS FROM VENTALATIN IN RM.                                 08/12/94         CG

27438    LBI 001  GOODALL WHITNEY                   GRAND WAILEA RESORT (GL)     07/14/94         04/14/97
                  FALL-NOC                                                       NO               HI
                  FELL OVER ROPE ON GRASS AREA                                   09/20/94         CG

27612    LBI 001  BAYBADO VIRGINIA                  GRAND WAILEA RESORT (GL)     07/03/94         03/21/96
                  FALL-FROM ELEVATION                                            NO               HI
                  EDGE OF DANCE FLOOR/INJD. FOOT                                 10/10/94         JG

30781    LPI 001  GARDELL BARRY                     GRAND WAILEA RESORT (GL)     06/15/94         04/11/96
                  UNCLASSIFIED                                                   YES              HI
                  AGE/RACE DSCRMNIN DURING EMPLY    0602NB1706-04D013            09/27/94         CG

32037    LBI 001  RAZAVI SORAYA                     GRAND WAILEA RESORT (GL)     02/12/94         09/18/97
                  FALL-SWIMMING POOL                                             YES              HI
                  WATERSLIDE INJURY                 0                            02/27/96         CG



-----------------------------------------------------------------------
File No                 NET RESERVES    +    NET PAYMENTS      =  TOTAL
           Current:     Loss    Expense      Loss    Expense     INCURR
           To Date:     Loss    Expense      Loss    Expense
-----------------------------------------------------------------------
26774
                          0       0           0     1,739      1,739


26812
                          0       0           0         0          0


26931
                          0       0           0         0          0


27024
                          0       0      13,000       872     13,872


27070
                          0       0           0       382        382


27112
                          0       0           0       312        312


27438
                          0       0       8,000     2,309     10,309


27612
                          0       0           0     1,205      1,205


30781
                          0       0           0    [ILLE]     [ILLE]


32037
                          0       0           0    [ILLE]     [ILLE]


PREFERRED HOTELS by policy year            LOCATION REGISTER AT FULL VALUE - JANUARY 1998   Valuation date: 01/31/9[ILLE]
0161 GRAND WAILEA RESORT (GL)                          by CARL WARREN & CO.                             Page LR 101

------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                    Location                     Date of Loss     Closed Date
                  Cause                                                                    Litigation       Jurisdiction
                  Description                                 Occurrence #                 Date Reported    Adjuster
------------------------------------------------------------------------------------------------------------------------

Policy year 08/01/93 - 07/31/94 - SIR = $25,000 -
------------------------------------------------
                 Totals for policy year 08/01/93 - 07/31/94                                Current month total:
                                                                                           Policy year total:
------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                               NET RESERVES    +    NET PAYMENTS    =    TOTAL
                  Cause                                       Current:   Loss      Expense    Loss     Expense  INCURRED
                  Description                                 To Date:   Loss      Expense    Loss     Expense
------------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 08/01/93 - 07/31/94
                                                                            0           0  139,415     102,556   241,971

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:                                Number of          Number       NET RESERVES      +     NET PAYMENTS    =     TOTAL
                                             Occurrences       of claims     Loss       Expense      Loss        Expense  INCURRED
                                          ----------------------------------------------------------------------------------------
                                Open                 0                0           0           0           0           0
                                Closed              44               46           0           0     139,415     102,556   241,971
                                Total               44               46           0           0     139,415     102,556   241,971

PREFERRED HOTELS by policy year              LOCATION REGISTER AT FULL VALUE - JANUARY 1998   Valuation date: 01/31/9[ILLE]
0161 GRAND WAILEA RESORT (GL)                          by CARL WARREN & CO.                             Page LR 101

------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                    Location                     Date of Loss     Closed Date
                  Cause                                                                    Litigation       Jurisdiction
                  Description                                 Occurrence #                 Date Reported    Adjuster
------------------------------------------------------------------------------------------------------------------------
Policy year 08/01/94 - 07/31/95 - SIR = $25,000 -
------------------------------------------------
27233   LBI 001   SPAN JACK                                   GRAND WAILEA RESORT (GL)     08/23/94         03/20/95
                  FALL - SWIMMING POOL                                                     NO               HI
                  GETTING OUT JACUZZI/INJD. BACK                                           08/25/94         CG

27315   LBI 001   STEARNS DANIELLE                            GRAND WAILEA RESORT (GL)     08/22/94         12/15/94
                  CUTS/LACERATIONS/ABRASION                                                NO               HI
                  CUT FOOT - LIGHTBULB/POOL AREA                                           09/02/94         CG

27372   LBI 001   MCCORMICK DAN                               GRAND WAILEA RESORT (GL)     08/02/94         04/22/96
                  FALL - SWIMMING POOL                                                     NO               HI
                  FELL/FLAGSTONE STEPS/SLIDE                                               09/14/94         JG

27388   LBI 001   LIEBOWITZ DAN                               GRAND WAILEA RESORT (GL)     09/14/94         12/13/94
                  RECREATION ACTIVITY                                                      NO               HI
                  CLMT INJRD. KNEE ON WATER SLIDE                                          09/15/94         CG

27475   LBI 001   ENGEL MRS. RICHARD L.                       GRAND WAILEA RESORT (GL)     08/19/94         09/20/95
                  RECREATION ACTIVITY                                                      NO               HI
                  INJD.RIBS ON WATER SLIDE                                                 09/26/94         CG

28038   LBI 001   BROTT BORIS                                 GRAND WAILEA RESORT (GL)     10/09/94         09/14/95
                  CUTS/LACERATIONS/ABRASION                                                NO               HI
                  BRK. TOOTH,CUT FACE/GLSS.DOOR                                            11/03/94         CG

28049   LBI 001   NEWMAN MARY                                 GRAND WAILEA RESORT (GL)     11/06/94         06/16/95
                  FALL- NOC                                                                NO               HI
                  BATHRM.FLOOR/CUT CHIN                                                    11/30/94         CG

28213   LBI 001   WHITE ROBERT                                GRAND WAILEA RESORT (GL)     12/04/94         07/20/95
                  CUTS/LACERATIONS/ABRASION                                                NO               HI
                  BIRD/LOBBY - HIT CLMTS.FINGER                                            12/20/94         CG

28396   LBI 001   KATTER ANDREA                               GRAND WAILEA RESORT (GL)     01/01/95         05/08/96
                  CUTS/LACERATIONS/ABRASION                                                NO               HI
                  STEPPED ON STRGHT.PIN/CARPET                                             01/11/95         CG

28680   LBI 001   CRONISTER JUDY                              GRAND WAILEA RESORT (GL)     02/14/95         03/25/97
                  FALL-FLOOR/WALKWAY - HARD SURFACE                                        NO               HI
                  WET STEPS - BAR AREA                                                     02/22/95         CG

28953   LBI 001   WILLIAMS FOEL                               GRAND WAILEA RESORT (GL)     03/12/95         12/20/95
                  RECREATION ACTIVITY                                                      NO               HI
                  HURT RIBS ON [ILLE] SLIDE                                                03/22/95         CG

[ILLE]  LBI 001   PANG CURTIS                                 GRAND WAILEA RESORT (GL)     02/12/95         OPEN
                # ASSAULT-PHYSICAL                                                         NO               HI
                  ALTERCATION IN BAR/DANCE AREA                                            03/23/95         CG

------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                               NET RESERVES    +    NET PAYMENTS    =    TOTAL
                  Cause                                       Current:   Loss       Expense   Loss     Expense  INCURRED
                  Description                                 To Date:   Loss       Expense   Loss     Expense
------------------------------------------------------------------------------------------------------------------------
27233   LBI 001   SPAN JACK
                  FALL - SWIMMING POOL                                     0           0           0       237      237
                  GETTING OUT JACUZZI/INJD. BACK

27315   LBI 001   STEARNS DANIELLE
                  CUTS/LACERATIONS/ABRASION                                0           0         725       264      989
                  CUT FOOT - LIGHTBULB/POOL AREA

27372   LBI 001   MCCORMICK DAN
                  FALL - SWIMMING POOL                                     0           0         646       214      860
                  FELL/FLAGSTONE STEPS/SLIDE

27388   LBI 001   LIEBOWITZ DAN
                  RECREATION ACTIVITY                                      0           0           0       261      261
                  CLMT INJRD. KNEE ON WATER SLIDE

27475   LBI 001   ENGEL MRS. RICHARD L.
                  RECREATION ACTIVITY                                      0           0       2,200       827    3,027
                  INJD.RIBS ON WATER SLIDE

28038   LBI 001   BROTT BORIS
                  CUTS/LACERATIONS/ABRASION                                0           0       2,853       329    3,182
                  BRK. TOOTH,CUT FACE/GLSS.DOOR

28049   LBI 001   NEWMAN MARY
                  FALL- NOC                                                0           0           0       224      224
                  BATHRM.FLOOR/CUT CHIN

28213   LBI 001   WHITE ROBERT
                  CUTS/LACERATIONS/ABRASION                                0           0         381       250      631
                  BIRD/LOBBY - HIT CLMTS.FINGER

28396   LBI 001   KATTER ANDREA
                  CUTS/LACERATIONS/ABRASION                                0           0       2,000       856    2,856
                  STEPPED ON STRGHT.PIN/CARPET

28680   LBI 001   CRONISTER JUDY
                  FALL-FLOOR/WALKWAY - HARD SURFACE                        0           0           0     1,482    1,482
                  WET STEPS - BAR AREA

28953   LBI 001   WILLIAMS FOEL
                  RECREATION ACTIVITY                                      0           0         724       821    1,545
                  HURT RIBS ON WATER SLIDE

[ILLE]  LBI 001   PANG CURTIS
                # ASSAULT-PHYSICAL                                    25,000       3,895           0    [ILLE]   [ILLE]
                  ALTERCATION IN BAR/DANCE AREA

PREFERRED HOTELS by policy year             LOCATION REGISTER AT FULL VALUE - JANUARY 1998   Valuation date: 01/31/9[ILLE]
0161 GRAND WAILEA RESORT (GL)                           by CARL WARREN & CO.                             Page LR 101

------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                    Location                     Date of Loss     Closed Date
                  Cause                                                                    Litigation       Jurisdiction
                  Description                                 Occurrence #                 Date Reported    Adjuster
------------------------------------------------------------------------------------------------------------------------
Policy year 08/01/94 - 07/31/95 - SIR = $25,000 -
------------------------------------------------
29088  LBI 001   ALPERT GLEN                                 GRAND WAILEA RESORT (GL)     03/13/95         07/20/95
                 CUTS/LACERATIONS/ABRASION                                                NO               HI
                 BURNED ARM ON STEAM TABLE                                                04/04/95         CG

29182  LBI 001   GOLDMAN JULIE                               GRAND WAILEA RESORT (GL)     04/07/95         12/28/95
                 FALL - STAIRS                                                            NO               HI
                 POOL/CUT ARM - 1ST AID NEEDED                                            04/19/95         CG

28227  LBI 001   SICILYANO TONY                              GRAND WAILEA RESORT (GL)     04/18/95         05/19/95
                 FALL- FLOOR/WALKWAY - HARD SURFACE                                       NO               HI
                 NEAR LAVA SLIDE/INJD. FINGER                                             04/24/95         CG

29271  LBI 001   GOLDEN IRIS                                 GRAND WAILEA RESORT (GL)     04/24/95         11/28/95
                 DAMAGED PROPERTY                                                         NO               HI
                 SPA PRODUCT SPILLED ON LUGGAGE                                           05/01/95         CG

29518  LBI 001   NAZARIAN PHILLIP                            GRAND WAILEA RESORT (GL)     05/01/95         12/21/95
                 CUTS/LACERATIONS/ABRASION                                                NO               HI
                 CHILD CAUGHT HAND IN ELEVATOR                                            05/24/95         CG

29519  LBI 001   TUNNICLIFFE PETER                           GRAND WAILEA RESORT (GL)     04/17/95         12/21/95
                 ILLNESS - NOC                                                            NO               HI
                 FAMILY GOT EAR INFECTIONS                                                05/24/95         CG

       LBI 002   TUNNICLIFFE JENNIFER                        GRAND WAILEA RESORT (GL)     04/17/95         12/21/95
                 ILLNESS - NOC                                                            NO               HI
                 FAMILY GOT EAR INFECTIONS                                                05/24/95         CG

       LBI 003   TUNNICLIFFE RACHEL                          GRAND WAILEA RESORT (GL)     04/17/95         12/21/95
                 ILLNESS - NOC                                                            NO               HI
                 FAMILY GOT EAR INFECTIONS                                                05/24/95         CG (29519 total:)

29608  LBI 001   EDELSON SHARON                              GRAND WAILEA RESORT (GL)     05/30/95         OPEN
                 CUTS/LACERATIONS/ABRASION                                                NO               HI
                 HEAD CUT/SHARP EDGE IN DISCO                                             06/01/95         CG

29672  LBI 001   HENSLEIT BEA                                GRAND WAILEA RESORT (GL)     05/14/95         08/23/96
                 FALL - FLOOR/WALKWAY - HARD SURFACE                                      NO               HI
                 HEEL CAUGHT/FALLEN DECOR NET                                             06/01/95         CG

29744  LBI 001   LEANZ MARILYN                               GRAND WAILEA RESORT (GL)     06/12/95         01/24/97
                 FALL - NOC                                                               NO               HI
                 CHAIR BROKE/DISLOCATED SHLDR.                                            06/16/95         CG

29885  LBI 001   STEIN ALLEN                                 GRAND WAILEA RESORT (GL)     06/28/95         12/21/95
                 DAMAGED PROPERTY                                                         NO               HI
                 COMPUTER DMGD.BY STAFF                                                   07/03/95         CG

------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                                               NET RESERVES    +    NET PAYMENTS    =    TOTAL
                  Cause                                       Current:   Loss       Expense   Loss     Expense  INCURRED
                  Description                                 To Date:   Loss       Expense   Loss     Expense
------------------------------------------------------------------------------------------------------------------------
29088   LBI 001   ALPERT GLEN
                  CUTS/LACERATIONS/ABRASION                                0           0         500       330       830
                  BURNED ARM ON STEAM TABLE

29182   LBI 001   GOLDMAN JULIE
                  FALL - STAIRS                                            0           0           0   [ILLE]      [ILLE]
                  POOL/CUT ARM - 1ST AID NEEDED

28227   LBI 001   SICILYANO TONY
                  FALL- FLOOR/WALKWAY - HARD SURFACE                       0           0           0   [ILLE]      [ILLE]
                  NEAR LAVA SLIDE/INJD. FINGER

29271   LBI 001   GOLDEN IRIS
                  DAMAGED PROPERTY                                         0           0           0   [ILLE]      [ILLE]
                  SPA PRODUCT SPILLED ON LUGGAGE

29518   LBI 001   NAZARIAN PHILLIP
                  CUTS/LACERATION/ABRASION                                 0           0           0   [ILLE]      [ILLE]
                  CHILD CAUGHT HAND IN ELEVATOR

29519   LBI 001   TUNNICLIFFE PETER
                  ILLNESS - NOC                                            0           0           0  [ILLE]      [ILLE]
                  FAMILY GOT EAR INFECTIONS

        LBI 002   TUNNICLIFFE JENNIFER
                  ILLNESS - NOC                                            0           0           0  [ILLE]      [ILLE]
                  FAMILY GOT EAR INFECTIONS

        LBI 003   TUNNICLIFFE RACHEL
                  ILLNESS - NOC                                            0           0           0         0           0
                  FAMILY GOT EAR INFECTIONS                                0           0           0       263         263

29608   LBI 001   EDELSON SHARON
                  CUTS/LACERATIONS/ABRASION                           20,000           3           0     1,437      21,437
                  HEAD CUT/SHARP EDGE IN DISCO

29672   LBI 001   HENSLEIT BEA
                  FALL - FLOOR/WALKWAY - HARD SURFACE                      0           0      17,000       925      17,925
                  HEEL CAUGHT/FALLEN DECOR NET

29744   LBI 001   LEANZ MARILYN
                  FALL - NOC                                               0           0           0     2,561       2,561
                  CHAIR BROKE/DISLOCATED SHLDR.

29885   LBI 001   STEIN ALLEN
                  DAMAGED PROPERTY                                         0           0           0       272         272
                  COMPUTER DMGD.BY STAFF


PREFERRED HOTELS by policy year     LOCATION REGISTER AT FULL VALUE - JANUARY 1998     Valuation date: 01/31/
0161 GRAND WAILEA RESORT (GL)                   by CARL WARREN & CO.                              Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------
Policy year 08/01/93 - 07/31/95 - SIR = $25,000 -
-------------------------------------------------
30040    LBI 001   GOLDBERG RICHARD                  GRAND WAILEA RESORT (GL)     07/10/95         08/29/95
                   RECREATION ACTIVITY                                            NO               HI
                   INJD.FINGER ON TARZAN SWING                                    07/13/95         JG

30051    LBI 001   WALL CHUCK                        GRAND WAILEA RESORT (GL)     07/15/95         06/14/96
                   CUTS/LACERATIONS/ABRASION                                      NO               HI
                   CUT LEG ON LIGHT NEAR WALKWAY                                  07/17/95         CG

30061    LPD 001   JACKSON JANICE                    GRAND WAILEA RESORT (GL)     07/05/95         08/29/95
                   MISSING PROPERTY-FROM CCC                                      NO               HI
                   POCKET COMP.-LUGGAGE/BELL DESK                                 07/17/95         JG

30140    LPD 001   FUERST MITCHELL                   GRAND WAILEA RESORT (GL)     06/21/95         08/29/95
                   MISSING PROPERTY-NOC                                           NO               HI
                   CAMERON STOLEN FROM POOL AREA                                  07/27/95         JG

30171    LBI 001   LEAL CRISTI                       GRAND WAILEA RESORT (GL)     11/16/94         04/11/96
                   RECREATION ACTIVITY                                            NO               HI
                   NECK INJURY/WATER SLIDE                                        07/31/95         CG

30204    LBI 001   SANDHU DEVINDER                   GRAND WAILEA RESORT (GL)     07/25/95         03/21/96
                   FALL-FLOOR/WALKWAY-HARD SURFACE                                NO               HI
                   FELL IN BATHROOM                                               08/02/95         JG

30277    LPD 001   FULLER MARYANN                    GRAND WAILEA RESORT (GL)     07/09/95         09/26/95
                   MISSING PROPERTY - NOC                                         NO               HI
                   ITEMS TAKEN FROM LUGGAGE                                       08/10/95         JG

34884    LBI 001   BRILLON MARY                      GRAND WAILEA RESORT (GL)     01/30/95         OPEN
                 # CUTS/LACERATIONS/ABRASION                                      YES              HI
                   NOSE INJD/SLIDING GLASS DOOR                                   12/23/96         JG

36957    LBI 001   HEIKAHI AILEEN                    GRAND WAILEA RESORT (GL)     05/08/95         01/21/98
                   UNCLASSIFIED                                                   YES              HI
                   EAR INJURY CAUSED FALL            0602NB1706 041069            09/17/97         CG
--------------------------------------------------------------------------------------------------------------
                   Totals for policy year 08/01/94 -  07/31/95                    Current month total:
                                                                                  Policy year total:

--------------------------------------------------------------------------------------------------------------------

File No                 NET RESERVES     +   NET PAYMENTS      =    TOTAL
           Current:     Loss    Expense      Loss    Expense     INCURRED
           To Date:     Loss    Expense      Loss    Expense
--------------------------------------------------------------------------
30040
                            0         0         0        198           198


30051
                            0         0         0        372           372


30061
                            0         0         0        115           115


30140
                            0         0         0        105           105


30171
                            0         0     7,500      1,433         8,933


30204
                            0         0         0        537           537


30277
                            0         0       500        255           755


34884                             2,629                2,629
                       15,000     7,092         0      5,440        27,532


36957                  15,000   13,203                   216        28,419
                            0        0          0      2,013         2,013

----------------------------------------------------------------------
                       15,000   15,831                 2,844        27,?
                       60,000   10,990     35,029     31,726       137,745

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note: Shaded areas are memo occurrence totals
      "Current" reserves refelct current month's transactions.
      "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:        Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              --------------------------------------------------------------------------------
              Open             3          3   60,000   10,990          0   15,337     86,327
              Closed          28         30        0        0     35,029   16,388     51,417
              --------------------------------------------------------------------------------
              Total           31         33   60,000   10,990     35,029   31,726    137,744

PREFERRED HOTELS by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998  Valuation date: 01/31/[ILLE]
0161 GRAND WAILEA RESORT (GL)                  by CARL WARREN & CO.                              Page LR 101

--------------------------------------------------------------------------------------------------------------
File No  Cov Suf  Claimant                          Location                     Date of Loss     Closed Date
                  Cause                                                          Litigation       Jurisdiction
                  Description                       Occurrence #                 Date Reported    Adjuster
--------------------------------------------------------------------------------------------------------------
                  Totals for ALL policy years                                    Current month total:
                                                                                 Policy year total:
There were 0 new claims valued in the current month
--------------------------------------------------------------------------------------------------------------------
File No Cov Suf  Claimant                                          NET RESERVES    +    NET PAYMENTS    =      TOTAL
                 Cause                                Current:     Loss     Expense     Loss     Expense     INCURRED
                 Description                          To Date:     Loss     Expense     Loss     Expense
---------------------------------------------------------------------------------------------------------------------
                                                                   15,000   15,831                 2,844       27,987
                                                                   60,000   10,990      174,444  134,282      379,716



STATUS RECAP:        Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              -------------------------------------------------------------------------------
              Open            3          3   60,000   10,990          0   15,337      86,327
              Closed         72         76        0        0    174,444  118,945     293,389
              -------------------------------------------------------------------------------
              Total          75         79   60,000   10,990    174,444  134,282     379,716

PREFERRED HOTELS by policy year      LOCATION REGISTER AT FULL VALUE - JANUARY 1998     Valuation date: 01/31/[ILLE]
0162 GRAND WAILEA RESORT (AL)                      by CARL WARREN & CO.                                  Page LR 102

---------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Occurrence #                 Date Reported  Adjuster
---------------------------------------------------------------------------------------------------------------------
Policy year 08/01/93 - 07/31/94 - SIR = $5,000 -
------------------------------------------------
24635    CGK 001 MORINELIO CARMEN                            GRAND WAILEA RESORT (AL)     10/14/93       06/24/94
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 DMG. TO RENTED VHCL. BY VALET                                            10/15/93       CG

24967    CGK 001 COPE BILL                                   GRAND WAILEA RESORT (AL)     11/24/93       09/14/94
                 HIT FIXED OBJECT                                                         NO             HI
                 VALET DRVR.HIT PILAR W/CLM. VHC                                          12/01/93       JG
---------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 08/01/93 - 07/31/94                               Current month total:
                                                                                          Policy year total:


------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                             NET RESERVES     +    NET PAYMENTS      =    TOTAL
                 Cause                                      Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                                To Date:  Loss       Expense    Loss      Expense
------------------------------------------------------------------------------------------------------------------------
Policy year 08/01/93 - 07/31/94 - SIR = $5,000 -
------------------------------------------------
24635   CGK 001 MORINELIO CARMEN                                             0         0          0       150        150
                DAMAGED/STOLEN VEHICLE
                DMG. TO RENTED VHCL. BY VALET

24967   CGK 001 COPE BILL                                                    0         0      3,802       841      4,643
                HIT FIXED OBJECT
                VALET DRVR.HIT PILAR W/CLM. VHC
------------------------------------------------------------------------------------------------------------------------
                Totals for policy year 08/01/93 - 07/31/94                   0         0      3,802       991      4,793

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" rserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.


STATUS RECAP:        Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              ------------------------------------------------------------------------------
              Open            0          0        0        0          0        0           0
              Closed          2          2        0        0      3,802      991       4,793
              ------------------------------------------------------------------------------
              Total           2          2        0        0      3,802      991       4,793

PREFERRED HOTELS by policy year        LOCATION REGISTER AT FULL VALUE - JANUARY 1998    Valuation date: 01/31/[ILLE]
0162 GRAND WAILEA RESORT (AL)                       by CARL WARREN & CO.                                  Page LR 102

---------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Occurrence #                 Date Reported  Adjuster
---------------------------------------------------------------------------------------------------------------------
Policy year 08/01/94 - 07/31/95 - SIR = $5,000 -
-----------------------------------------------
27944    APD 001 WHEELS R US                                 GRAND WAILEA RESORT (AL)     08/01/94       01/25/95
                 AT FAULT ACCIDENT                                                        NO             HI
                 INSD. VAN BACKED INTO CLMT.VHCL                                          11/15/94       CG
---------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 08/01/94 - 07/31/95
                                                                                          Current month total:
                                                                                          Policy year total:
------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                             NET RESERVES     +    NET PAYMENTS     =     TOTAL
                 Cause                                      Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                                To Date:  Loss       Expense    Loss      Expense
------------------------------------------------------------------------------------------------------------------------
Policy year 08/01/94 - 07/31/95 - SIR = $5,000 -
------------------------------------------------
27944    APD 001 WHEELS R US                                                 0         0        4,464      484     4,948
                 AT FAULT ACCIDENT
                 INSD. VAN BACKED INTO CLMT.VHCL
------------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 08/01/94 - 07/31/95                  0         0        4,464      484     4,948

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" rserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:       Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                    Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
            --------------------------------------------------------------------------------
             Open             0         0        0        0          0        0           0
             Closed           1         1        0        0      4,464      484       4,948
             -------------------------------------------------------------------------------
             Total            1         1        0        0      4,464      484       4,948

PREFERRED HOTELS - by policy year    LOCATION REGISTER AT FULL VALUE - JANUARY 1998    Valuation date: 01/31/9[ILLE]
0162 GRAND WAILEA RESORT (AL)                    by CARL WARREN & CO.                                    Page LR 102

--------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdictio
                 Description                                 Occurrence #                 Date Reported  Adjuster
--------------------------------------------------------------------------------------------------------------------
                 Totals for ALL policy years                                              Current month total:
                                                                                          Policy year total:

---------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                          NET RESERVES     +    NET PAYMENTS     =     TOTAL
                 Cause                                   Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                             To Date:  Loss       Expense    Loss      Expense
---------------------------------------------------------------------------------------------------------------------

                                                                          0         0      8,266      1,475     9,741

There were 0 new claims valued in the current month

STATUS RECAP:       Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                    Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
             -------------------------------------------------------------------------------
             Open             0          0        0        0          0        0           0
             Closed           3          3        0        0      8,266    1,475       9,741
             -------------------------------------------------------------------------------
             Total            3          3        0        0      8,266    1,475       9,741
             -------------------------------------------------------------------------------

INDEPENDENT HOTELS by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998     Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT (AL)                 by CARL WARREN & CO.                                       Page LR 102

--------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
--------------------------------------------------------------------------------------------------------------------
Policy year 10/01/90 - 09/30/91 - SIR = $10,000 -
-------------------------------------------------

18646    LBI 001 REYES JOSE                                  GRAND WAILEA RESORT          09/20/91       08/14/96
                 SLIP & FALL                                                              NO             HI
                 RESTAURANT/SLIP & FALL                                                   10/09/91       CG

18838    LBI 001 KLAPPERT SHERRIE                            GRAND WAILEA RESORT          09/02/91       10/29/93
               # SLIP & FALL                                                              YES            HI
                 SLIP & STUMBLE ON WET SURFACE                                            10/31/91       CG

18996    LBI 001 SPECTOR KIMO                                GRAND WAILEA RESORT          09/02/91       03/27/92
                 AUTOMATIC DOORS                                                          NO             HI
                 HAND CAUGHT IN ELEVATOR DOOR                                             11/19/91       CG

19905    LBI 001 COLAIRINO PHILLIP A.                        GRAND WAILEA RESORT          09/20/91       01/10/94
                 MEDICAL ATTENTION                                                        NO             HI
                 INJURED FINGERS ON TARZAN ROPE                                           03/09/92       CG
--------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 10/01/90 - 09/30/91                               Current month total:
                                                                                          Policy year total:

--------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                         NET RESERVES     +    NET PAYMENTS     =     TOTAL
                 Cause                                  Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                            To Date:  Loss       Expense    Loss      Expense
--------------------------------------------------------------------------------------------------------------------
Policy year 10/01/90 - 09/30/01 - SIR = $10,000 -
-------------------------------------------------
18646    LBI 001 REYES JOSE
                 SLIP & FALL                                               0         0          0   2,338      2,338
                 RESTAURANT/SLIP & FALL

18838    LBI 001 KLAPPERT SHERRIE
               # SLIP & FALL                                               0         0      2,556  11,362     13,918
                 SLIP & STUMBLE ON WET SURFACE

18996    LBI 001 SPECTOR KIMO
                 AUTOMATIC DOORS                                           0         0        310     680        990
                 HAND CAUGHT IN ELEVATOR DOOR

19905    LBI 001 COLAIRINO PHILLIP A.
                 MEDICAL ATTENTION                                         0         0          0     252        252
                 INJURED FINGERS ON TARZAN ROPE
--------------------------------------------------------------------------------------------------------------------

                                                                           0         0      2,866  14,633     17,499

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:        Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
             -------------------------------------------------------------------------------
             Open             0          0        0        0          0        0           0
             Closed           4          4        0        0      2,866   14,633      17,499
             -------------------------------------------------------------------------------
             Total            4          4        0        0      2,866   14,633      17,499

INDEPENDENT HOTELS by policy year     LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                  by CARL WARREN & CO.                                   Page LR
------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
------------------------------------------------------------------------------------------------------------------------

Policy year 10/01/90 - 09/30/01 - SIR = $10,000 -
-------------------------------------------------
18647   LBI 001  KINNEE JOY                                  GRAND WAILEA RESORT          10/02/91       04/12/94
               # CONDITION OF PROPERTY                                                    NO             HI
                 CHAIR FELL APART/FINGERS, BACK                                           10/09/91       CG

18882   LBI 001  ENGLERT CATHY                               GRAND WAILEA RESORT          10/14/91       12/31/92
                 FOREIGN OBJECT IN FOOD                                                   NO             HI
                 ILLNESS FROM FOOD                                                        10/17/91       CG

        LBI 002  GREEN BOBBY                                 GRAND WAILEA RESORT          10/14/91       12/31/92
                 FOREIGN OBJECT IN FOOD                                                   NO             HI
                 ILLNESS FROM FOOD                                                        10/17/91       CG

        LBI 003  FITZGERALD TIM                              GRAND WAILEA RESORT          10/14/91       12/31/92
                 FOREIGN OBJECT IN FOOD                                                   NO             HI
                 ILLNESS FROM FOOD                                                        10/17/91       CG

        LBI 004  STERNBERG LARRY                             GRAND WAILEA RESORT          10/14/91       12/31/92
                 FOREIGN OBJECT IN FOOD                                                   NO             HI
                 ILLNESS FROM FOOD                                                        10/17/91       CG

        LBI 005  BAUM DR.                                    GRAND WAILEA RESORT          10/14/91       12/18/92
                 FOREIGN OBJECT IN FOOD                                                   NO             HI
                 ILLNESS FROM FOOD                                                        10/17/91       CG (18882 total:)

18890   LBI 001  LA MONTE LOUIS P.                           GRAND WAILEA RESORT          10/12/91       11/05/93
               # SWIMMING                                                                 NO             HI
                 INJURED ON SLIDE/WHIPLASH ETC.                                           11/07/91       CG

18933   LPD 001  BENSEN RICHARD                              GRAND WAILEA RESORT          10/24/91       03/13/92
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 MOLDING DAMAGED ON VEHICLE                                               11/04/91       CG

18957   LPD 001  YANG CINDY                                  GRAND WAILEA RESORT          11/06/91       04/22/92
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 CRACKED WINDSHIELD & TURN SIG.                                           11/15/91       CG

19002   LBI 001  WINTERS RANDY                               GRAND WAILEA RESORT          11/18/91       08/29/96
               # SWIMMING                                                                 YES            HI
                 CLMT INJURED ON POOL SLIDE                                               11/25/91       CG

19102   LBI 001  LAZOR JOE                                   GRAND WAILEA RESORT          12/05/91       01/06/95
               # SWIMMING                                                                 YES            HI
                 TOSSED BY WAVES QUADRAPLEGIC                                             12/06/91       CG

19285   LBI 001  MILLER STEPHEN                              GRAND WAILEA RESORT          11/08/91       10/14/94
               # MEDICAL ATTENTION                                                        YES            NY
                 SEVERE PERSONAL INJURIES                                                 12/19/91       CG

File No  Cov Suf Claimant                                          NET RESERVES     +    NET PAYMENTS     =     TOTAL
                 Cause                                   Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                             To Date:  Loss       Expense    Loss      Expense

Policy year 10/01/90 - 09/30/01 - SIR = $10,000 -
-----------------------------------------------------------------------------------------------------------------------
18647   LBI 001  KINNEE JOY
               # CONDITION OF PROPERTY                                     0         0      8,002     3,788     11,790
                 CHAIR FELL APART/FINGERS, BACK

18882   LBI 001  ENGLERT CATHY
                 FOREIGN OBJECT IN FOOD                                    0         0          0       515        515
                 ILLNESS FROM FOOD

        LBI 002  GREEN BOBBY
                 FOREIGN OBJECT IN FOOD                                    0         0          0         0          0
                 ILLNESS FROM FOOD

        LBI 003  FITZGERALD TIM
                 FOREIGN OBJECT IN FOOD                                    0         0          0         0          0
                 ILLNESS FROM FOOD

        LBI 004  STERNBERG LARRY
                 FOREIGN OBJECT IN FOOD                                    0         0          0         0          0
                 ILLNESS FROM FOOD

        LBI 005  BAUM DR.
                 FOREIGN OBJECT IN FOOD                                    0         0          0         0          0
                 ILLNESS FROM FOOD                                         0         0          0       515        515

18890   LBI 001  LA MONTE LOUIS P.
               # SWIMMING                                                  0         0     13,000     4,649     17,649
                 INJURED ON SLIDE/WHIPLASH ETC.

18933   LPD 001  BENSEN RICHARD
                 DAMAGED/STOLEN VEHICLE                                    0         0          0       300        300
                 MOLDING DAMAGED ON VEHICLE

18957   LPD 001  YANG CINDY
                 DAMAGED/STOLEN VEHICLE                                    0         0      8,219     1,095      9,314
                 CRACKED WINDSHIELD & TURN SIG.

19002   LBI 001  WINTERS RANDY
               # SWIMMING                                                  0         0     87,500    69,915    157,415
                 CLMT INJURED ON POOL SLIDE

19102   LBI 001  LAZOR JOE
               # SWIMMING                                                  0         0  1,000,000    63,955  1,063,955
                 TOSSED BY WAVES QUADRAPLEGIC

19285   LBI 001  MILLER STEPHEN
               # MEDICAL ATTENTION                                         0         0          0    84,389     84,389
                 SEVERE PERSONAL INJURIES

INDEPENDENT HOTELS by policy year      LOCATION REGISTER AT FULL VALUE - JANUARY 1998    Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                               by CARL WARREN & CO.                                   Page 18

---------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
---------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
19309    LBI 001 RIAHI FRED                                  GRAND WAILEA RESORT          12/22/91       03/16/92
                 MEDICAL ATTENTION                                                        NO             HI
                 SON BIT BY MOSQUITOS                        6-MEDICAL CLNC               01/02/92       CG

19396    LBI 001 GUY GENE                                    GRAND WAILEA RESORT          01/03/92       01/10/94
                 EMPLOYEE RELATIONS                                                       NO             HI
                 WINDOW WASHER FELL THROUGH AWNING                                        01/14/92       CG

19557    LBI 001 LOBINGER TOD C.                             GRAND WAILEA RESORT          11/02/91       11/19/92
                 SLIP & FALL                                                              NO             HI
                 CLMT SLIPPED ON WATER-SPA                                                01/30/92       CG

19558    LBI 001 HARRINGTON BARBARA                          GRAND WAILEA RESORT          10/15/91       11/19/92
                 SLIP & FALL                                                              NO             HI
                 SLIPPED WHILE LEAVING JACUZZI                                            01/28/92       CG

19586    LPD 001 SCIGLIANO MRS. BILL                         GRAND WAILEA RESORT          11/08/91       10/18/93
                 TRIP/FALL                                                                NO             HI
                 FALL BAD LIGHTING/BEACH PATH                                             02/04/92       CG

19601    LBI 001 HERSKOWITZ BERNARD                          GRAND WAILEA RESORT          01/29/92       08/09/95
                 SWIMMING                                                                 NO             HI
                 KNOCKED DOWN BY WAVE                                                     02/04/92       CG

19614    LPD 001 O'CONNOR JANE                               GRAND WAILEA RESORT          01/10/92       01/10/94
                 LOST PROPERTY                                                            NO             HI
                 LOST DIAMOND RING ($8,500)                                               02/04/92       CG

19674    LPD 001 GIVENS DAVID                                GRAND WAILEA RESORT          01/23/92       11/13/92
                 LOST PROPERTY                                                            NO             HI
                 STOLEN "PASSPORT" RADAR DETEC.                                           02/12/92       CG

19726    LBI 001 LARSON SCOTT                                GRAND WAILEA RESORT          02/11/92       06/25/92
                 MEDICAL ATTENTION                                                        NO             HI
                 FALL - ELEVATOR JOLTED TO A STOP                                         02/19/92       CG

19727    LBI 001 TAGIMA YUTA                                 GRAND WAILEA RESORT          02/06/92       09/17/92
                 MEDICAL ATTENTION                                                        NO             HI
                 CLMT INJURED COMING DOWN SLIDE                                           02/21/92       CG

19950    LBI 001 ASIDON SHELLEY                              GRAND WAILEA RESORT          01/03/92       10/18/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL POOL                                                         03/12/92       CG

         LPD 001 ASIDON SHELLEY                              GRAND WAILEA RESORT          01/03/92       10/18/93
                 DAMAGE/GUESTS PROPERTY                                                   NO             HI
                 BROKEN CAMERA                                                            03/12/92       CG (19958 total:)

------------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                                   NET RESERVES    +     NET PAYMENTS     =     TOTAL
                 Cause                                            Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                                      To Date:  Loss       Expense    Loss      Expense
------------------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
19309    LBI 001 RIAHI FRED
                 MEDICAL ATTENTION                                                  0         0          0       573       573
                 SON BIT BY MOSQUITOS

19396    LBI 001 GUY GENE
                 EMPLOYEE RELATIONS                                                0         0          0     1,525      1,525
                 WINDOW WASHER FELL THROUGH AWNING

19557    LBI 001 LOBINGER TOD C.
                 SLIP & FALL                                                       0         0      6,400       842      7,242
                 CLMT SLIPPED ON WATER-SPA

19558    LBI 001 HARRINGTON BARBARA
                 SLIP & FALL                                                       0         0          0       703        703
                 SLIPPED WHILE LEAVING JACUZZI

19586    LPD 001 SCIGLIANO MRS. BILL
                 TRIP/FALL                                                         0         0        187       755        942
                 FALL BAD LIGHTING/BEACH PATH

19601    LBI 001 HERSKOWITZ BERNARD
                 SWIMMING                                                          0         0          0     2,680      2,680
                 KNOCKED DOWN BY WAVE

19614    LPD 001 O'CONNOR JANE
                 LOST PROPERTY                                                     0         0          0       414        414
                 LOST DIAMOND RING ($8,500)

19674    LPD 001 GIVENS DAVID
                 LOST PROPERTY                                                     0         0          0       230        230
                 STOLEN "PASSPORT" RADAR DETEC.

19726    LBI 001 LARSON SCOTT
                 MEDICAL ATTENTION                                                 0         0        400       858      1,258
                 FALL - ELEVATOR JOLTED TO A STOP

19727    LBI 001 TAGIMA YUTA
                 MEDICAL ATTENTION                                                 0         0        860       859      1,719
                 CLMT INJURED COMING DOWN SLIDE

19950    LBI 001 ASIDON SHELLEY
                 SLIP & FALL                                                       0         0          0       522        522
                 SLIP & FALL POOL

         LPD 001 ASIDON SHELLEY
                 DAMAGE/GUESTS PROPERTY                                            0         0          0         0          0
                 BROKEN CAMERA                                                     0         0          0       522        522

INDEPENDENT HOTELS by policy year          LOCATION REGISTER AT FULL VALUE - JANUARY 1998  Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                by CARL WARREN & CO.                                   Page 18

----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
19956   LPD 001  LUSSIER GREGORY                             GRAND WAILEA RESORT          11/01/91       01/10/94
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 ITEMS REMOVED - VEH. EXTERIOR                                            03/10/92       CG

20056   LPD 001  DAVIDGE GREG                                GRAND WAILEA RESORT          03/14/92       11/19/92
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 BROKEN SURFBOARD RACK                                                    03/24/92       CG

20141   LBI 001  ASHOURI NANCY                               GRAND WAILEA RESORT          02/16/92       02/10/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL - POOL AREA                                                  04/01/92       CG

20175   LBI 001  KOUBENEC RANJITA                            GRAND WAILEA RESORT          03/26/92       11/21/95
               # MEDICAL ATTENTION                                                        YES            HI
                 FAINTED GETTING OUT OF SPA                                               04/06/92       CG

20404   LBI 001  MARTIN ROBERT                               GRAND WAILEA RESORT          01/21/92       12/08/93
                 SPORTING ACCIDENT                                                        NO             HI
                 INJURED SHOULDER - WATER SLIDE                                           05/06/92       CG

20486   LBI 001  BURNIS WALTER J.                            GRAND WAILEA RESORT          05/04/92       08/26/93
                 SLIP & FALL                                                              NO             HI
                 SLIPPED & FELL IN SPA                                                    05/13/92       CG

20559   LBI 001  KREISS ROBERT MR. & MRS.                    GRAND WAILEA RESORT          03/29/92       10/19/93
                 ARREST                                                                   YES            HI
                 ARRESTED FOR NOT PAYING BILL                                             05/26/92       CG

20666   APD 001  HERTZ RENT-A-CAR (FRANCIS)                  GRAND WAILEA RESORT          01/13/92       01/10/94
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 CAR DAMAGED WHILE VALET PARKED                                           06/08/92       CG

20755   LBI 001  MOXON MARY ANN                              GRAND WAILEA RESORT          04/27/92       05/20/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL                                                              06/11/92       CG

20805   LBI 001  FINCH PAT                                   GRAND WAILEA RESORT          06/18/92       04/14/97
               # MEDICAL ATTENTION                                                        YES            HI
                 CLMT. DIED WHILE IN SPA                                                  06/22/92       CG

21010   LBI 001  TRAVER WILLIAM E.                           GRAND WAILEA RESORT          04/16/92       12/08/93
                 MEDICAL ATTENTION                                                        NO             HI
                 POSSIBLE LEGIONNAIRES DISEASE                                            07/15/92       CG

[ILLE]  LBI 001  JOHNSEN MATTHEW                             GRAND WAILEA RESORT          07/16/92       8/23/95
                 MEDICAL ATTENTION                                                        NO             HI
                 BROKEN ANKLE ON WATER SLIDE                                              08/03/92       SM

----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                           NET RESERVES    +     NET PAYMENTS     =     TOTAL
                 Cause                                    Current:  Loss       Expense    Loss      Expense   INCURRED
                 Description                              To Date:  Loss       Expense    Loss      Expense
----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
19956  LPD 001   LUSSIER GREGORY
                 DAMAGED/STOLEN VEHICLE                                    0         0            0     302        302
                 ITEMS REMOVED - VEH. EXTERIOR

20056  LPD 001   DAVIDGE GREG
                 DAMAGED/STOLEN VEHICLE                                    0         0          887     478      1,365
                 BROKEN SURFBOARD RACK

20141  LBI 001   ASHOURI NANCY
                 SLIP & FALL                                               0         0            0     874        874
                 SLIP & FALL - POOL AREA

20175  IBI 001   KOUBENEC RANJITA
               # MEDICAL ATTENTION                                         0         0       20,000  21,479     41,479
                 FAINTED GETTING OUT OF SPA

20404  LBI 001   MARTIN ROBERT
                 SPORTING ACCIDENT                                         0         0          694   1,506      2,200
                 INJURED SHOULDER - WATER SLIDE

20486  LBI 001   BURNIS WALTER J.
                 SLIP & FALL                                               0         0           46   1,022      1,068
                 SLIPPED & FELL IN SPA

20559  LBI 001   KREISS ROBERT MR. & MRS.
                 ARREST                                                    0         0            0   7,473      7,473
                 ARRESTED FOR NOT PAYING BILL

20666  APD 001   HERTZ RENT-A-CAR (FRANCIS)
                 DAMAGED/STOLEN VEHICLE                                    0         0            0  [ILLE]     [ILLE]
                 CAR DAMAGED WHILE VALET PARKED

20755  LBI 001   MOXON MARY ANN
                 SLIP & FALL                                               0         0            0  [ILLE]     [ILLE]
                 SLIP & FALL

20805  LBI 001   FINCH PAT
               # MEDICAL ATTENTION                                         0         0      677,500  [ILLE]     [ILLE]
                 CLMT. DIED WHILE IN SPA

21010  LBI 001   TRAVER WILLIAM E.
                 MEDICAL ATTENTION                                         0         0            0  [ILLE]     [ILLE]
                 POSSIBLE LEGIONNAIRES DISEASE

[ILLE] LBI 001   JOHNSEN MATTHEW
                 MEDICAL ATTENTION                                         0         0            0  [ILLE]     [ILLE]
                 BROKEN ANKLE ON WATER SLIDE

INDEPENDENT HOTELS by policy year  LOCATION REGISTER AT FULL VALUE - JANUARY 1998        Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                             by CARL WARREN & CO.                                    Page 18

----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
21229  LBI 001   EXLINE SANDRA                               GRAND WAILEA RESORT          05/25/92       08/26/93
                 TRIP/FALL                                                                NO             HI
                 TRIP AND FALL                                                            08/01/92       CG

21230  APD 001   AVIS RENT-A CAR                             GRAND WAILEA RESORT          02/23/92       04/16/93
                 MEDICAL ATTENTION                                                        NO             HI
                 HIT AND RUN                                                              08/04/92       CG

21314  LBI 001   DYCHTWALD KEN                               GRAND WAILEA RESORT          08/11/92       01/18/94
                 MEDICAL ATTENTION                                                        NO             HI
                 TOE CAUGHT ON ELEVATOR DOOR                                              08/13/92       SM

21315  LBI 001   GUCCIARDO CHARLES                           GRAND WAILEA RESORT          08/10/92       01/11/94
                 MEDICAL ATTENTION                                                        NO             HI
                 HIT HEAD ON POOL SLIDE                                                   08/13/92       SM

21328  LBI 001   BYERS ROBERT                                GRAND WAILEA RESORT          08/10/92       03/29/93
                 MEDICAL ATTENTION                                                        NO             HI
                 INJURED TOE IN POOL                                                      08/17/92       SM

21346  LBI 001   THORPE TOM                                  GRAND WAILEA RESORT          07/05/92       07/12/93
                 SLIP & FALL                                                              NO             HI
                 FELL OFF OF SIDEWALK INTO POND              LOC. #9                      08/18/92       CG

21365  ABI 001   VICTARELLI NAOKO                            GRAND WAILEA RESORT          08/15/92       10/29/93
                 BROADSIDE                                                                NO             HI
                 AUTO ACCIDENT                               LOC. #25                     08/20/92       SM

       APD 001   VICTARELLI NAOKO                            GRAND WAILEA RESORT          08/15/92       11/13/92
                 BROADSIDE                                                                NO             HI
                 AUTO ACCIDENT                               LOC. #25                     08/20/92       SM (21365 total:)

21388  LBI 001   LEEVER SID                                  GRAND WAILEA RESORT          08/20/92       02/12/96
               # MEDICAL ATTENTION                                                        YES            HI
                 TIP OF FINGER CUT OFF ON CHAIR              LOCATION #24                 08/24/92       JG

21438  LBI 001   GILBERT JOHN C.                             GRAND WAILEA RESORT          08/10/92       01/18/93
                 MEDICAL ATTENTION                                                        NO             HI
                 BROKE RIB ON WATER SLIDE                    LOCATION #23                 08/28/92       CG

21506  LPD 001   TASHOMBE FULTON                             GRAND WAILEA RESORT          08/22/92       02/12/93
                 LOST PROPERTY                                                            NO             HI
                 MISSING ELECTRIC KEYBOARD                   LOCATION #38                 09/03/92       SM

[ILLE] ABI 001   HOLT CURTIS DONOVAN                         GRAND WAILEA RESORT          04/22/92       04/16/93
                 BACKING                                                                  NO             HI
                 AUTO ACCIDENT                               KEOHOKAPU PAUL #34           09/08/92       SM

--------------------------------------------------------------------------------------------------------------------
File No                NET RESERVES    +     NET PAYMENTS      =     TOTAL
             Current:  Loss       Expense    Loss      Expense    INCURRED
             To Date:  Loss       Expense    Loss      Expense
--------------------------------------------------------------------------
21229
                              0         0        1,099     970      2,069


21230
                              0         0            0     175        175


21314
                              0         0          409   1,194      1,603


21315
                              0         0            0     615        615


21328
                              0         0            0       0          0


21346
                              0         0            0   1,526      1,526


21365
                              0         0        1,766     758      2,524



                              0         0            0       0          0
                              0         0        1,766     758      2,524

21388
                              0         0        7,413   6,603     14,016


21438
                              0         0        1,750     400      2,150


21506
                              0         0            0     194        194


[ILLE]
                              0         0            0     149        149


INDEPENDENT HOTELS by policy year  LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                               by CARL WARREN & CO.                                   Page 18

-------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
-------------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
       APD 001   HOLT CURTIS DONOVAN                         GRAND WAILEA RESORT          04/22/92       10/29/93
                 BACKING                                                                  NO             HI
                 AUTO ACCIDENT                               KEOHOKAPU PAUL #34           09/08/92       SM (21521 total:)

21705  APD 001   TANAKA JOHN                                 GRAND WAILEA RESORT          09/18/92       01/18/93
                 INTERSECTION                                                             NO             HI
                 VEHICLE COLLISION                                                        09/30/92       CG

21793  APD 001   VOSS LYNDA GRACE                            GRAND WAILEA RESORT          07/15/92       12/08/93
                 TRIP/FALL                                                                NO             HI
                 FELL ON STAIRS                                                           10/12/92       CG

21868  LBI 001   CAHN SAMMY MRS.                             GRAND WAILEA RESORT          08/05/92       12/08/93
                 MEDICAL ATTENTION                                                        NO             HI
                 INJURED KNEE ON BEACH                                                    10/20/92       CG

22295  LBI 001   JOHNSEN KENT                                GRAND WAILEA RESORT          07/16/92       10/31/95
                 MEDICAL ATTENTION                                                        NO             HI
                 BROKEN LEG                                                               12/17/92       SM

22486  LPD 001   MEDIA SYSTEMS, INC.                         GRAND WAILEA RESORT          08/22/92       04/16/93
                 LOST PROPERTY                                                            NO             HI
                 MISSING CAMERA EQUIPMENT                    LOCATION #34                 01/13/93       CG

22811  LBI 001   CURLL BRIAN                                 GRAND WAILEA RESORT          05/15/92       04/10/95
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  02/25/93       CG

       LBI 002   CHRISTENSON EVELYN                          GRAND WAILEA RESORT          05/15/92       09/30/94
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  03/03/94       CG

       LBI 003   DEPONTE CAMILLE                             GRAND WAILEA RESORT          05/15/92       08/31/95
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  12/14/94       CG

       LPI 004   KATSOUM HASSAM                              GRAND WAILEA RESORT          05/15/92       08/31/95
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  02/25/93       CG

       LPI 005   MITSUTA COLEEN                              GRAND WAILEA RESORT          05/15/92       08/31/95
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  02/25/93       CG

       LPI 006   VAN [ILLE] [ILLE] LISA                      GRAND WAILEA RESORT          05/15/92       08/31/95
               # ARREST                                                                   YES            HI
                 FALSE ARREST                                12/HUMUHUMU                  02/25/93       CG (22811 total:)

---------------------------------------------------------------------------------------------------------------------------
File No            NET RESERVES    +     NET PAYMENTS    =      TOTAL
         Current:  Loss       Expense    Loss      Expense   INCURRED
         To Date:  Loss       Expense    Loss      Expense
---------------------------------------------------------------------

                           0         0          0        0          0
                           0         0          0      149        149

21705
                           0         0      1,475      373      1,848


21793
                           0         0          0      271        271


21868
                           0         0          0      528        528


22295
                           0         0          0        0          0


22486
                           0         0          0      110        110


22811
                           0         0     25,000   24,073     49,073



                           0         0      7,500        0      7,500



                           0         0      5,000        0      5,000



                           0         0          0        0          0



                           0         0          0        0          0



                           0         0          0   [ILLE]     [ILLE]
                           0         0     37,500   [ILLE]     [ILLE]

INDEPENDENT HOTELS by policy year      LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                             by CARL WARREN & CO.                                         Page 18

-------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
-------------------------------------------------------------------------------------------------------------------------
Policy year 10/01/91 - 09/30/92 - SIR = $10,000 -
-------------------------------------------------
23884  LBI 001   FRANCIS ZORAIDA                             GRAND WAILEA RESORT          01/13/92       07/22/93
                 UNCLASSIFIED                                                             NO             HI
                 UNKNOWN                                     "5"                          06/21/93

25820  LBI 001   DOWNIE TOM                                  GRAND WAILEA RESORT          09/09/92       11/18/97
               # RECREATION ACTIVITIES                                                    YES            HI
                 INJD.NECK/CASCADE FALLS SPA                 "24"                         03/14/94       CG

26202  LBI 001   RUSSELL JUDY                                GRAND WAILEA RESORT          04/08/92       01/23/96
               # SLIP & FALL                                                              YES            HI
                 SLIPPED ON BLK.PLASTIC LINER                "3"                          04/26/94       CG
------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 10/01/91 - 09/30/92


----------------------------------------------------------------------------------------------------------------
File No              NET RESERVES    +     NET PAYMENTS     =     TOTAL
           Current:  Loss       Expense    Loss      Expense   INCURRED
           To Date:  Loss       Expense    Loss      Expense
-----------------------------------------------------------------------
23884
                            0         0          0        58         58


25820
                            0         0          0    76,742     76,742


26202
                            0         0          0    16,174     16,174

------------------------------------------------------------------------

Current month total:
Policy year total:          0         0  1,875,106   557,252  2,432,358

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:       Number of   Number of  NET RESERVES      NET PAYMENTS           TOTAL
                    Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
             ------------------------------------------------------------------------------
Open                          0         0        0        0          0        0           0
Closed                       51        63        0        0  1,875,106  557,252   2,432,358
             ------------------------------------------------------------------------------
Total                        51        63        0        0  1,875,106  557,252   2,432,358

INDEPENDENT HOTELS-by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                by CARL WARREN & CO.                                   Page 18

-----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
-----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/92 - 09/30/93 - SIR = $25,000 -
-------------------------------------------------
22130  LPD 001   EDENS JENNIFER                              GRAND WAILEA RESORT          10/17/92       01/11/94
                 BATTERY/ASSAULT                                                          NO             HI
                 SEXUAL ASSAULT                                                           11/25/92       SM

22400  LBI 001   SMITH JACK F.                               GRAND WAILEA RESORT          11/30/92       08/26/93
                 FOOD/POISONING                                                           NO             HI
                 ILLNESS FROM FOOD                                                        01/05/93       CG

22508  LBI 001   MARSHALL MARTIN                             GRAND WAILEA RESORT          01/06/93       04/16/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL ON WET FLOOR                                                 01/15/93       SM

22537  LBI 001   FOLEY VALERIE ANNE                          GRAND WAILEA RESORT          01/12/93       08/09/95
                 SLIP & FALL                                                              NO             HI
                 CLMT. HIT HEAD ON VIDEO SCREEN                                           01/21/93       SM

22538  APD 001   GORDON SHEP                                 GRAND WAILEA RESORT          01/14/93       04/16/93
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 VEHICLE DAMAGED BY VALET                                                 01/21/93       SM

22597  LPD 001   TAKAYAMA MASAHISA                           GRAND WAILEA RESORT          12/24/92       01/11/94
                 LOST PROPERTY                                                            NO             HI
                 MISSING ROLEX                                                            01/28/93       SM

22637  LPD 001   MICHELL PRESTON                             GRAND WAILEA RESORT          01/22/93       08/02/93
                 DAMAGED/STOLEN VEHICLE                                                   NO             HI
                 DAMAGED VEHICLE WINDSHIELD                                               01/29/93       DN

22719  LBI 001   ROTTER MARILYN                              GRAND WAILEA RESORT          01/21/93       12/08/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL IN BATHROOM                     SITE #34                     02/10/93       CG

22812  LBI 001   RUSH EDDIE                                  GRAND WAILEA RESORT          01/06/93       08/26/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL @ POOL/INJRD.FOOT               24/POOL                      02/25/93       DN

23058  LBI 001   STEPHAN TERRI                               GRAND WAILEA RESORT          03/13/93       12/08/93
                 MEDICAL ATTENTION                                                        NO             HI
                 HIT HEAD/RAPID SLD./CONCUSSION              "LOC 23"                     03/22/93       CG

23104  LBI 001   WEAVER GEORGIA                              GRAND WAILEA RESORT          02/28/93       02/07/94
                 TRIP/FALL                                                                NO             HI
                 TRIP & FALL ON CRACK ON STAIRS              "24"                         03/30/93       SM

23120  LBI 001   JOSSEN ROBERT                               GRAND WAILEA RESORT          02/15/93       01/11/94
                 MEDICAL ATTENTION                                                        NO             HI
                 CLMT. FRACTURED TOE/HOOK ON BED             "34"                         04/09/93       SM

---------------------------------------------------------------------------------------------------------------------
File No                 NET RESERVES    +     NET PAYMENTS     =      TOTAL
              Current:  Loss       Expense    Loss      Expense    INCURRED
              To Date:  Loss       Expense    Loss      Expense
----------------------------------------------------------------------------

22130
                            0          0          0         2,587     2,587


22400
                            0          0        750           424     1,174


22508
                            0          0        161           321       472


22537
                            0          0          0         2,520     2,520


22538
                            0          0        255           160       415


22597
                            0          0          0           237       237


22637
                            0          0          0           159       159


22719
                            0          0        167           386       553


22812
                            0          0          0           842       842


23058
                            0          0        510           419       929


23104
                            0          0          0         1,030     1,030


23120
                            0          0          0           710       710


INDEPENDENT HOTELS-by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                by CARL WARREN & CO.                                   Page 18

----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/92 - 09/30/93 - SIR = $25,000 -
-------------------------------------------------
23187  LPD 001   MARTINEZ GEORGE                             GRAND WAILEA RESORT          04/06/93       08/02/93
                 LOST PROPERTY                                                            NO             HI
                 MISSING JEWELRY FROM ROOM                   "29"                         04/08/93       DN

23539  LBI 001   THAYER TERRY                                GRAND WAILEA RESORT          02/11/93       02/22/94
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL ON SLIDE                        "24"                         05/20/93       CG

23602  LPD 001   WARD-LESSE PAMELA                           GRAND WAILEA RESORT          05/24/93       08/26/93
                 LOST PROPERTY                                                            NO             HI
                 DIAMOND TENNIS BRACELET MISSING             #16                          05/27/93       GL

23648  LBI 001   BEYER KAREN                                 GRAND WAILEA RESORT          05/21/93       12/08/93
                 MEDICAL ATTENTION                                                        NO             HI
                 BROKE TOE IN PARKING AREA                   "25"                         05/30/93       CG

23670  LBI 001   RIEDLE RICHARD                              GRAND WAILEA RESORT          05/31/93       12/09/93
                 TRIP/FALL                                                                NO             HI
                 TRIPPED ON EDGE OF SCREEN DOOR              "19"                         06/03/93       CG

23688  LBI 001   DAVOUDI ELYNN                               GRAND WAILEA RESORT          06/06/93       02/13/95
                 MEDICAL ATTENTION                                                        NO             HI
                 CLMT. INJURED ON WATER SLIDE                "24"                         06/06/93       SM

23732  LBI 001   BINGHAM SHERRI                              GRAND WAILEA RESORT          06/13/93       08/18/95
               # SLIP & FALL                                                              YES            HI
                 SLIP & FALL ON MAIN STAIRCASE               "17"                         06/14/93       CG

23738  LPD 001   OSHIMA YOSHIKO                              GRAND WAILEA RESORT          05/11/93       12/08/93
                 LOST PROPERTY                                                            NO             HI
                 MISSING NECKLACE & PENDANT/RM.              "28"                         06/14/93       CG

23774  LBI 001   VELGOT CHRISTINE                            GRAND WAILEA RESORT          06/10/93       06/10/94
                 SWIMMING                                                                 NO             HI
                 INJ.BACK, NECK, SHLDR/WIKI SLIDE            "24"                         06/21/93       SM

23925  LBI 001   DEMUNCK MARCIA                              GRAND WAILEA RESORT          04/14/93       12/09/93
                 FOOD/POISONING                                                           NO             HI
                 ILLNESS FROM FOOD/TRIP & FALL               "19"RM.8071                  06/06/93       CG

23957  LBI 001   VIRUS MARLENE                               GRAND WAILEA RESORT          10/28/92       12/20/93
                 SLIP & FALL                                                              NO             HI
                 SLIP & FALL, INJURY TO KNEE                 "13"                         07/16/93       JG

[ILLE] [ILLE]    KRAMMER MR. [ILLE]                          GRAND WAILEA RESORT          07/18/93       11/11/93
                 SPORTING ACCIDENT                                                        NO             HI
                 [ILLE]                                      "23"                         07/18/93       JG

---------------------------------------------------------------------------------------------------------------------
File No              NET RESERVES    +     NET PAYMENTS     =      TOTAL
           Current:  Loss       Expense    Loss      Expense    INCURRED
           To Date:  Loss       Expense    Loss      Expense
------------------------------------------------------------------------
23187
                         0          0           0      125         125


23539
                         0          0         302      346         648


23602
                         0          0           0      155         155


23648
                         0          0           0      656         656


23670
                         0          0           0      641         641


23688
                         0          0         267    1,420       1,687


23732
                         0          0      50,000   50,626     100,626


23738
                         0          0           0      225         225


23774
                         0          0           0      136         136


23925
                         0          0           0   [ILLE]      [ILLE]


23957
                         0          0         414   [ILLE]      [ILLE]


[ILLE]
                         0          0           0      137         137


INDEPENDENT HOTELS by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998       Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                by CARL WARREN & CO.                                   Page 18

-----------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
-----------------------------------------------------------------------------------------------------------------------
Policy year 10/01/92 - 09/30/93 - SIR = $25,000 -
-------------------------------------------------
24072  LBI 001   DILLINGHAM ELSIE                            GRAND WAILEA RESORT          07/27/93       12/20/93
                 FALLING OBJECT                                                           NO             HI
                 COFFEE SPILLED ON CLAIMANT                                               07/29/93       JG

       LPD 001   DILLINGHAM ELSIE                            GRAND WAILEA RESORT          07/27/93       09/30/94
                 FALLING OBJECT                                                           NO             HI
                 COFFEE SPILLED ON CLAIMANT                                               07/29/93       JG (24072 total:)

24074  LBI 001   CHIN PETER                                  GRAND WAILEA RESORT          07/11/93       03/28/95
                 MEDICAL ATTENTION                                                        NO             HI
                 CLMT. INJD. IN SPA                          "40"                         07/28/93       JG

24091  LBI 001   ORTIZ SANDRA                                GRAND WAILEA RESORT          03/19/93       06/20/94
                 RECREATION ACTIVITIES                                                    NO             HI
                 BROKE ANGLE ON PORTABLE STAGE               "38"                         08/03/93       JG

24441  LBI 001   BELKMAN HEATHER                             GRAND WAILEA RESORT          07/29/93       01/19/94
                 SPORTING ACCIDENT                                                        NO             HI
                 CLMT.BRK.TOOTH ON WATER SLIDE               "23"                         09/17/93       CG

25256  LBI 001   GILKEY DAVID                                GRAND WAILEA RESORT          07/23/93       11/07/96
               # SPORTING ACCIDENT                                                        NO             HI
                 HIT LEFT HIP/DOWN WATER SLIDE               "23"                         01/10/94       CG

31273  LBI 001   ENZWEILER                                   GRAND WAILEA RESORT          02/01/93       OPEN
                 EMPLOYEE RELATIONS                                                       YES            HI
                 WRONGFULL TERMINATION                                                    11/13/93       CG

                 GRENIER                                     GRAND WAILEA RESORT          02/01/93       OPEN
                 EMPLOYEE RELATIONS                                                       YES            HI
                 WRONGFULL TERMINATION                                                    11/13/93       CG (31273 total:)
-----------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 10/01/92 - 09/30/93                               Current month total:
                                                                                          Policy year total:

---------------------------------------------------------------------------------------------------------------------------
File No                   NET RESERVES     +    NET PAYMENTS     =     TOTAL
                Current:  Loss       Expense    Loss      Expense   INCURRED
                To Date:  Loss       Expense    Loss      Expense
----------------------------------------------------------------------------
24072
                              0           0         460       318        778



                              0           0           0         0          0
                              0           0         460       318        778

24074
                              0           0       5,000     2,385      7,385



24091                         0           0           0       527        527


24441
                              0           0           0       212        212


25256
                              0           0           0    31,725     31,725


31273
                          1,500           3           0       974      2,477



                          1,500           0           0         0      1,500
                          3,000           3           0       974      3,977
-------------------------------------------------------------------------------

                          3,000           3      58,286   101,981    163,270

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:        Number of   Number of  NET RESERVES  +   NET PAYMENTS     =     TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              -------------------------------------------------------------------------------
Open                    1          2        3,000      3          0         974       3,977
Closed                 29         30            0      0     58,286     101,008     159,294
              -------------------------------------------------------------------------------
Total                  30         32        3,000      3     58,286     101,981     163,271

INDEPENDENT HOTELS by policy year       LOCATION REGISTER AT FULL VALUE - JANUARY 1998    Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                                by CARL WARREN & CO.                                   Page LR[ILLE]

---------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss         Closed Date
                 Cause                                                                    Litigation           Jurisdiction
                 Description                                 Driver                       Date Reported        Adjuster
---------------------------------------------------------------------------------------------------------------------------
Policy year 10/01/93 - 09/30/94 - SIR = $25,000 -
-------------------------------------------------
30613  OGK 001   ALAMO RENT A CAR                            GRAND WAILEA RESORT          06/22/94             04/11/96
                 DAMAGED/STOLEN VEHICLE                                                   NO                   HI
                 ALLGD.VHCL.DMGD. IN VALET PRKG.                                          09/13/95             CG
---------------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 10/01/93 - 9/30/94                                Current month total:
                                                                                          Policy year total:

---------------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                               NET RESERVES     +    NET PAYMENTS      =     TOTAL
                 Cause                                        Current:  Loss       Expense    Loss      Expense    INCURRED
                 Description                                  to Date:  Loss       Expense    Loss      Expense
---------------------------------------------------------------------------------------------------------------------------
Policy year 10/01/93 - 09/30/94 - SIR = $25,000 -
-------------------------------------------------
30613  OGK 001   ALAMO RENT A CAR                                               0         0          0       220        220
                 DAMAGED/STOLEN VEHICLE
                 ALLGD.VHCL.DMGD. IN VALET PRKG.
----------------------------------------------------------------------------------------------------------------------------
                 Totals for policy year 10/01/93 - 9/30/94
                                                                                0         0          0       220        220

(*) new claim
There were 0 new claims valued in the current month

(#) SIR exceeded

Note:    Shaded areas are memo occurrence totals
         "Current" reserves reflect current month's transactions.
         "To date" reserves reflect outstanding reserves at valuation date. "To date" payments include current month's payments.

STATUS RECAP:        Number of   Number of  NET RESERVES   +  NET PAYMENTS     =     TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              ------------------------------------------------------------------------------
              Open             0          0        0        0          0        0           0
              Closed           1          1        0        0          0      220         220
              ------------------------------------------------------------------------------
              Total            1          1        0        0          0      220         220

INDEPENDENT HOTELS by policy year   LOCATION REGISTER AT FULL VALUE - JANUARY 1998      Valuation date: 01/31/9[ILLE]
0042 GRAND WAILEA RESORT                              by CARL WARREN & CO.                              Page LR[ILLE]

---------------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                    Location                     Date of Loss   Closed Date
                 Cause                                                                    Litigation     Jurisdiction
                 Description                                 Driver                       Date Reported  Adjuster
---------------------------------------------------------------------------------------------------------------------
                 Totals for ALL policy years                                              Current month total:
                                                                                          Policy year total:

---------------------------------------------------------------------------------------------------------------
File No  Cov Suf Claimant                                 NET RESERVES     +    NET PAYMENTS     =     TOTAL
                 Cause                          Current:  Loss       Expense    Loss       Expense   INCURRED
                 Description                    to Date:  Loss       Expense    Loss       Expense
---------------------------------------------------------------------------------------------------------------
                 Totals for ALL policy years
                                                                3,000         3  1,936,258 674,086    2,613,347

There were 0 new claims valued in the current month

STATUS RECAP:        Number of   Number of  NET RESERVES   +  NET PAYMENTS      =    TOTAL
                     Occurrences Claims     Loss     Expense  Loss       Expense    INCURRED
              ------------------------------------------------------------------------------
              Open             1          2    3,000        3          0      974           0
              Closed          85         98        0        0  1,936,258  673,113   2,609,371
              ------------------------------------------------------------------------------
              Total           86        100    3,000        3  1,936,258  674,086   2,613,347

                                                                          [LOGO]
                                                                    [LETTERHEAD]
Date:  May 12, 1998


To:  Mr. Hideki Hayashi

From:  Hideo Tanaka

Re: Litigation

Per you request, the following is the list of current ongoing legal issues that I am aware of at this time. These do not include the numerous cases involving general liability nor ongoing employment related issues.

GWC - Alphatel
Issue regarding return of equipment sent for repairs under a maintenance agreement.

GWC - Sandwich Isle's Espresso
Issue regarding return of funds paid to Sandwich Isle's Espresso in error.

Both is these cases are represented by MMMM. In addition to this, Greg's office contacts Rodgers & Greenfeld out of LA for various issue's regarding group contracts and any problems that may arise pertaining to groups and sales contracts. I am not aware of any ongoing litigation at this time.









                                   EXHIBIT 3

                                    SCHEDULE 3

                               SCHEDULE OF ARTWORK

Rental Art List                      Location:              Grand Wailea Resort

---------------------------------------------------------------------------------------------
    Name of the Art                          Artist                  Location
---------------------------------------------------------------------------------------------
 1  Sun                                    Zhou Ling                Public area
 2  Moon                                   Zhou Ling                Public area
 3  Water                                  Zhou Ling                Public area
 4  Fire                                   Zhou Ling                Public area
 5  Festival                               Zhou Ling                Public area
 6  Untitled artwork                       Will David               Meeting Corridor
 7  Untitled artwork                       Jud Fine                 Meeting room
 8  Tropical birds                         Hunt Slomen              Corridor
 9  Black & White Birds                    Hunt Slomen              Corridor
10  Finches                                Hunt Slomen              Corridor
11  Maui Cliff Wever                       Jennifer Markes          Napua Lobby
12  Untitled artwork                       Hunsaker                 Entry
13  Untitled artwork                       Hunsaker                 Prefunction Console
14  Untitled artwork                       Hunsaker                 Prefunction Console
15  Untitled artwork                       Hunsaker                 Console
16  Mara Series                            Barbara Weldon           Napua Tower
17  Untitled artwork                       Hunt Slomen              Napua Tower
18  Untitled artwork                       Hunt Slomen              Napua Tower
19  Mt. Nymph                              Zhou Ling                Owners office
20  Tropical night                         Zhou Ling                Owners office
21  Girl in violet                         Zhou Ling                Owners office
22  Girl in rose                           Zhou Ling                Owners office
23  Spring                                 Zhou Ling                Owners office
24  Black Panther                          Zhou Ling                Owners office
25  Goddess of the roses                   Zhou Ling                Owners office
26  Reading Figure                         Fernando Botero          Lobby
27  Working model for the broadgate Venus  Fernando Botero          Lobby
28  Woman Smoking a cigarette              Fernando Botero          Lobby
29  The Lovers                             Fernando Botero          Lobby
30  Insomnia                               Fernando Botero          Lobby
31  Woman with mirror                      Fernando Botero          Lobby
32  Mother and child                       Fernando Botero          Lobby
33  Man with Cane                          Fernando Botero          Lobby
34  La France                              Fernando Botero          Lobby
35  La Branche rockefeller                 Fernand Leger            Retail arcade
36  Les Acrobates                          Fernand Leger            Retail arcade
37  La Cheval                              Fernand Leger            Retail arcade
38  Le Pigeon                              Fernand Leger            Retail arcade
39  Les Femmes au perroquet                Fernand Leger            Retail arcade
40  La tete a deux mains                   Fernand Leger            Retail arcade
41  Nature Morte                           Fernand Leger            Retail arcade
42  Composition                            Fernand Leger            Retail arcade
43  Composition abstraits                  Fernand Leger            Retail arcade
44  Les beigneuses                         Fernand Leger            Retail arcade
45  La Branche                             Fernand Leger            Retail arcade
46  Le Grand Coq                           Fernand Leger            Retail arcade
47  Le Visage                              Fernand Leger            Retail arcade
48  Fragment ou la Femme aux feuilles      Fernand Leger            Retail arcade
49  The children's garden                  Fernand Leger            Retail arcade
50  La Fleur qui marche                    Fernand Leger            Retail arcade

Rental Art List                         Location:            Grand Wailea Resort

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    Name of the Art                                Artist                  Location
---------------------------------------------------------------------------------------------
51  Composition aux fruits                      Fernand Leger          Retail arcade
52  Snobisme dedaigneux                         Sophia Vari            Prefunction Haleakala
53  Various titled original paintings (24 pcs)  Zhou Ling              Various suites
54  Bird Talk                                   Zhou Ling              Prefunction Haleakala
55  Color my world                              Zhou Ling              Napua Tower
56  Goddess of roses                            Zhou Ling              Napua Tower
57  Before the storm                            Jennifer Markes        Napua Tower
58  Ici oui                                     Jennifer Markes        Napua Tower
59  TI Leaf Dancer                              Jan Fisher             Napua Tower
